UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2020

*

This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund. The remaining series of the Registrant has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

April 30, 2020

     MFS® Corporate Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFB-ANN

MFS® Corporate Bond Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic crippled the global economy for a time. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries hit early in the outbreak, has brightened the economic and market outlook during the second quarter, though a great deal of uncertainty remains on how long the aftereffects of the lockdowns will linger.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

June 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	87.0%
High Yield Corporates	8.6%
U.S. Treasury Securities	2.1%
Municipal Bonds	0.7%
Mortgage-Backed Securities	0.1%
Commercial Mortgage-Backed Securities (o)	0.0%
Asset-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	0.8%
AA	3.2%
A	24.8%
BBB	58.9%
BB	8.2%
B	0.4%
D (o)	0.0%
U.S. Government	2.2%
Federal Agencies	0.1%
Not Rated	(0.1)%
Cash & Cash Equivalents	1.4%
Other	0.1%

Portfolio facts (i)
Average Duration (d)	8.1
Average Effective Maturity (m)	11.3 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of April 30, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2020, Class A shares of the MFS Corporate Bond Fund (fund) provided a total return of 10.00%, at net asset value. This compares with a return of 9.37% for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout of the crisis, central bankers and policymakers have taken a variety of actions unprecedented in both size and speed, but despite their best efforts, a global recession has begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. As the global economy rapidly slowed, a disagreement between Saudi Arabia and Russia over OPEC+ production cuts resulted in the Saudis shelving the OPEC+ arrangement and increasing oil output at the same time that global oil demand was plummeting, which compounded market turmoil. The resulting drop in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market.

Central banks around the world responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complimented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement counter-cyclical policies, a departure from the usual market-dictated response to risk-off crises, due to relatively manageable external liabilities and balance of payments in many countries and persistently low inflation.

As is often the case in a serious crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. The aftereffects of the global pandemic could impact consumer, business and government behavior in ways it will be difficult to forecast.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Credit Bond Index, the fund’s underweight allocation to both the energy and government owned, no guarantee sectors, as well as

4

Management Review – continued

its overweight exposure to the electric sector, aided results. Favorable security selection within both the “A” and “BBB” rated (r) credit quality segments also contributed to relative performance.

Conversely, positioning along the yield curve (y) and the fund’s shorter duration (d) stance hurt relative performance over the reporting period. Bond selection within both the consumer cyclical and institutional finance sectors further weighed on relative returns.

Respectfully,

Portfolio Manager(s)

Alexander Mackey, Henry Peabody, and Robert Persons

Note to Shareholders: Effective December 31, 2019, Henry Peabody was added as a Portfolio Manager of the Fund.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	10.00%	4.35%	5.12%	N/A
B	9/07/93	9.20%	3.58%	4.34%	N/A
C	1/03/94	9.21%	3.59%	4.35%	N/A
I	1/02/97	10.28%	4.60%	5.36%	N/A
R1	4/01/05	9.20%	3.59%	4.35%	N/A
R2	10/31/03	9.73%	4.09%	4.86%	N/A
R3	4/01/05	10.00%	4.35%	5.12%	N/A
R4	4/01/05	10.35%	4.62%	5.38%	N/A
R6	6/01/12	10.38%	4.72%	N/A	4.76%

Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index (f)		9.37%	4.33%	5.04%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		5.33%	3.45%	4.66%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		5.20%	3.23%	4.34%	N/A
C With CDSC (1% for 12 months) (v)		8.21%	3.59%	4.35%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2019 through April 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period (p) 11/01/19-4/30/20
A	Actual	0.78%	$1,000.00	$1,023.70	$3.92
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
B	Actual	1.53%	$1,000.00	$1,019.91	$7.68
	Hypothetical (h)	1.53%	$1,000.00	$1,017.26	$7.67
C	Actual	1.53%	$1,000.00	$1,019.92	$7.68
	Hypothetical (h)	1.53%	$1,000.00	$1,017.26	$7.67
I	Actual	0.53%	$1,000.00	$1,024.98	$2.67
	Hypothetical (h)	0.53%	$1,000.00	$1,022.23	$2.66
R1	Actual	1.53%	$1,000.00	$1,019.91	$7.68
	Hypothetical (h)	1.53%	$1,000.00	$1,017.26	$7.67
R2	Actual	1.03%	$1,000.00	$1,021.74	$5.18
	Hypothetical (h)	1.03%	$1,000.00	$1,019.74	$5.17
R3	Actual	0.78%	$1,000.00	$1,023.70	$3.92
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
R4	Actual	0.53%	$1,000.00	$1,024.97	$2.67
	Hypothetical (h)	0.53%	$1,000.00	$1,022.23	$2.66
R6	Actual	0.43%	$1,000.00	$1,025.49	$2.17
	Hypothetical (h)	0.43%	$1,000.00	$1,022.73	$2.16

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 97.8%
Aerospace - 4.1%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$17,185,000	$18,601,625
Boeing Co., 5.705%, 5/01/2040	28,564,000	28,564,000
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	11,950,000	12,251,103
Huntington Ingalls Industries, Inc., 4.2%, 5/01/2030 (n)	8,584,000	9,076,865
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	21,957,000	23,008,728
L3Harris Technologies, Inc., 2.9%, 12/15/2029	13,420,000	13,699,779
Lockheed Martin Corp., 3.55%, 1/15/2026	7,857,000	8,824,509
Northrop Grumman Corp., 2.55%, 10/15/2022	31,622,000	32,731,932
Northrop Grumman Corp., 2.93%, 1/15/2025	27,106,000	28,805,350
Raytheon Technologies Corp., 4.125%, 11/16/2028	9,190,000	10,666,291
TransDigm, Inc., 6.25%, 3/15/2026 (n)	20,921,000	20,476,429

		$206,706,611
Apparel Manufacturers - 0.5%
NIKE, Inc., “B”, 3.25%, 3/27/2040	$14,118,000	$15,339,339
Tapestry, Inc., 4.125%, 7/15/2027	8,644,000	7,385,915

		$22,725,254
Asset-Backed & Securitized - 0.0%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.04% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	$676,692	$660,795
Greenwich Capital Commercial Funding Corp., 5.62%, 7/10/2038	324,318	322,210
JPMorgan Chase Commercial Mortgage Securities Corp., 5.963%, 7/15/2042 (n)	1,158,636	757,489
Lehman Brothers Commercial Conduit Mortgage Trust, 1.112%, 2/18/2030 (i)	129,683	3

		$1,740,497
Automotive - 2.7%
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	$18,222,000	$17,666,776
General Motors Co., 6.25%, 10/02/2043	10,919,000	9,557,734
General Motors Financial Co., Inc., 4%, 10/06/2026	3,707,000	3,366,558
Hyundai Capital America, 3%, 2/10/2027 (n)	28,430,000	25,407,366
Hyundai Capital America, 6.375%, 4/08/2030 (n)	8,601,000	9,279,274
Lear Corp., 3.8%, 9/15/2027	36,241,000	33,651,525
Toyota Motor Credit Corp., 3.375%, 4/01/2030	20,667,000	22,609,094
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	16,628,000	15,477,342

		$137,015,669

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - 0.8%
Discovery, Inc., 4.125%, 5/15/2029	$7,075,000	$7,433,506
Discovery, Inc., 5.3%, 5/15/2049	9,152,000	10,610,344
Fox Corp., 4.03%, 1/25/2024	5,337,000	5,765,700
Fox Corp., 5.476%, 1/25/2039	13,338,000	16,836,264

		$40,645,814
Brokerage & Asset Managers - 2.7%
Charles Schwab Corp., 3.85%, 5/21/2025	$22,971,000	$25,833,431
Charles Schwab Corp., 5.375%, 4/30/2070	15,336,000	15,700,230
E*TRADE Financial Corp., 2.95%, 8/24/2022	10,906,000	11,134,841
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	19,865,000	20,298,792
Intercontinental Exchange, Inc., 4%, 10/15/2023	14,230,000	15,654,437
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	8,952,000	9,907,366
NASDAQ, Inc., 3.25%, 4/28/2050	13,783,000	13,825,897
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	7,004,000	7,484,218
TD Ameritrade Holding Corp., 2.75%, 10/01/2029	12,545,000	12,930,965

		$132,770,177
Building - 1.9%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$16,362,000	$17,529,343
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	7,431,000	7,926,518
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	8,095,000	8,266,018
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	14,186,000	14,735,428
Masco Corp., 4.45%, 4/01/2025	3,390,000	3,571,889
Masco Corp., 4.375%, 4/01/2026	11,202,000	11,664,733
Masco Corp., 4.5%, 5/15/2047	12,265,000	11,848,571
Vulcan Materials Co., 4.5%, 6/15/2047	19,500,000	21,127,790

		$96,670,290
Business Services - 2.0%
Equinix, Inc., 2.625%, 11/18/2024	$17,822,000	$18,320,125
Equinix, Inc., 5.375%, 5/15/2027	4,197,000	4,483,235
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	2,389,000	2,535,309
Fidelity National Information Services, Inc., 3%, 8/15/2026	13,572,000	14,409,041
Fiserv, Inc., 4.4%, 7/01/2049	13,643,000	16,281,981
MSCI, Inc., 4.75%, 8/01/2026 (n)	5,205,000	5,440,682
MSCI, Inc., 5.375%, 5/15/2027 (n)	15,000,000	16,162,500
MSCI, Inc., 4%, 11/15/2029 (n)	11,808,000	12,346,327
MSCI, Inc., 3.625%, 9/01/2030 (n)	2,669,000	2,702,363
NXP B.V./NXP Funding LLC, 3.15%, 5/01/2027 (n)	9,345,000	9,441,794

		$102,123,357

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - 4.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$19,932,000	$25,594,306
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	39,961,000	48,088,647
Comcast Corp., 4.6%, 10/15/2038	28,500,000	35,819,318
Comcast Corp., 3.45%, 2/01/2050	10,000,000	11,219,662
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	11,693,000	12,369,577
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	3,670,000	4,211,088
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	8,869,000	9,353,248
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	19,940,000	20,687,750
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	9,137,000	9,362,592
Time Warner Cable, Inc., 4.5%, 9/15/2042	7,034,000	7,427,812
Videotron Ltd., 5%, 7/15/2022	13,220,000	13,583,550

		$197,717,550
Chemicals - 0.5%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)	$11,552,000	$11,814,271
Sherwin-Williams Co., 4.5%, 6/01/2047	11,884,000	14,366,735

		$26,181,006
Computer Software - 1.9%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$27,891,000	$28,835,918
Microsoft Corp., 3.45%, 8/08/2036	20,000,000	23,303,548
Microsoft Corp., 4.1%, 2/06/2037	13,500,000	16,821,295
VeriSign, Inc., 4.625%, 5/01/2023	7,628,000	7,677,582
VeriSign, Inc., 4.75%, 7/15/2027	17,901,000	19,068,324

		$95,706,667
Computer Software - Systems - 1.9%
Apple, Inc., 2.05%, 9/11/2026	$31,675,000	$33,397,091
Apple, Inc., 3.2%, 5/11/2027	31,231,000	34,803,733
Apple, Inc., 4.5%, 2/23/2036	10,000,000	12,761,091
Apple, Inc., 3.85%, 8/04/2046	8,346,000	10,198,958
Apple, Inc., 4.25%, 2/09/2047	4,778,000	6,262,624

		$97,423,497
Conglomerates - 0.9%
Roper Technologies, Inc., 4.2%, 9/15/2028	$12,199,000	$13,706,283
Roper Technologies, Inc., 2.95%, 9/15/2029	9,027,000	9,451,400
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	6,283,000	6,308,202
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	16,536,000	16,358,275

		$45,824,160

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.4%
Kimberly-Clark Corp., 3.1%, 3/26/2030	$4,641,000	$5,181,600
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	16,079,000	16,778,990

		$21,960,590
Consumer Services - 3.5%
Booking Holdings, Inc., 3.65%, 3/15/2025	$6,166,000	$6,379,666
Booking Holdings, Inc., 3.6%, 6/01/2026	18,768,000	19,612,353
Booking Holdings, Inc., 3.55%, 3/15/2028	19,096,000	19,295,884
Experian Finance PLC, 2.75%, 3/08/2030 (n)	39,907,000	39,840,146
IHS Markit Ltd., 3.625%, 5/01/2024	5,742,000	5,902,661
IHS Markit Ltd., 4.75%, 2/15/2025 (n)	9,259,000	10,021,849
IHS Markit Ltd., 4%, 3/01/2026 (n)	6,085,000	6,450,086
IHS Markit Ltd., 4.25%, 5/01/2029	8,611,000	9,202,490
Service Corp. International, 5.125%, 6/01/2029	18,430,000	19,167,200
Visa, Inc., 4.15%, 12/14/2035	12,578,000	15,872,790
Visa, Inc., 3.65%, 9/15/2047	9,718,000	11,852,456
Western Union Co., 2.85%, 1/10/2025	10,521,000	10,421,618

		$174,019,199
Containers - 0.5%
Ball Corp., 4%, 11/15/2023	$11,867,000	$12,276,412
Ball Corp., 5.25%, 7/01/2025	5,467,000	6,041,035
Ball Corp., 4.875%, 3/15/2026	8,127,000	8,736,525

		$27,053,972
Electrical Equipment - 0.7%
Arrow Electronics, Inc., 3.25%, 9/08/2024	$16,437,000	$16,591,797
Arrow Electronics, Inc., 3.875%, 1/12/2028	17,987,000	17,998,933

		$34,590,730
Electronics - 2.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$51,503,000	$53,690,772
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	11,864,000	12,017,608
Broadcom, Inc., 4.25%, 4/15/2026 (n)	23,498,000	25,183,596
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	30,720,000	29,798,400
Texas Instruments, Inc., 2.25%, 9/04/2029	10,428,000	10,848,887

		$131,539,263
Energy - Integrated - 1.1%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$14,052,000	$14,720,091
Eni S.p.A., 4.25%, 5/09/2029 (n)	12,206,000	12,454,809
Exxon Mobil Corp., 4.227%, 3/19/2040	9,178,000	11,000,972

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - continued
Exxon Mobil Corp., 3.452%, 4/15/2051	$13,144,000	$14,376,644

		$52,552,516
Entertainment - 0.3%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$22,622,000	$14,803,835

Financial Institutions - 1.4%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$11,687,000	$10,847,765
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	29,033,000	24,438,598
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	11,590,000	9,932,047
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	13,674,000	10,582,643
International Lease Finance Corp., 5.875%, 8/15/2022	13,000,000	12,689,849

		$68,490,902
Food & Beverages - 4.7%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	$8,822,000	$9,499,909
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	10,639,000	13,301,564
Campbell Soup Co., 2.375%, 4/24/2030	4,704,000	4,774,115
Campbell Soup Co., 3.125%, 4/24/2050	6,884,000	6,868,217
Constellation Brands, Inc., 3.2%, 2/15/2023	17,602,000	18,334,740
Constellation Brands, Inc., 4.25%, 5/01/2023	37,599,000	40,298,549
Constellation Brands, Inc., 2.875%, 5/01/2030	4,163,000	4,231,901
Constellation Brands, Inc., 3.75%, 5/01/2050	5,973,000	6,073,907
Danone S.A., 2.077%, 11/02/2021 (n)	11,063,000	11,184,436
Danone S.A., 2.589%, 11/02/2023 (n)	23,885,000	24,753,204
Diageo Capital PLC, 2.375%, 10/24/2029	21,271,000	21,943,167
Diageo Capital PLC, 2%, 4/29/2030	21,083,000	21,038,153
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	17,787,000	19,048,810
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	13,224,000	13,984,512
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	2,379,000	2,534,461
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	4,914,000	5,234,983
PepsiCo, Inc., 3.5%, 3/19/2040	10,448,000	12,250,009

		$235,354,637
Gaming & Lodging - 2.1%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$24,600,000	$24,231,000
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	5,895,000	5,655,663
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030	17,700,000	16,903,500
Las Vegas Sands Corp., 3.9%, 8/08/2029	16,926,000	15,570,641
Marriott International, Inc., 5.75%, 5/01/2025	2,086,000	2,180,007
Marriott International, Inc., 3.75%, 10/01/2025	8,873,000	8,378,530
Marriott International, Inc., 4%, 4/15/2028	33,912,000	31,922,715

		$104,842,056

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - 0.3%
American International Group, Inc., 3.875%, 1/15/2035	$4,195,000	$4,478,974
American International Group, Inc., 4.7%, 7/10/2035	7,821,000	9,026,918

		$13,505,892
Insurance - Health - 1.0%
Centene Corp., 4.625%, 12/15/2029 (n)	$8,155,000	$8,929,725
Centene Corp., 3.375%, 2/15/2030 (n)	8,010,000	8,070,075
UnitedHealth Group, Inc., 4.625%, 7/15/2035	18,120,000	22,812,777
UnitedHealth Group, Inc., 3.5%, 8/15/2039	6,918,000	7,729,298

		$47,541,875
Insurance - Property & Casualty - 2.8%
Aon Corp., 3.75%, 5/02/2029	$25,796,000	$28,285,982
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	6,920,000	7,327,795
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030 (n)	27,016,000	26,685,452
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	18,720,000	19,849,423
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	5,333,000	5,423,429
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	6,766,000	7,236,799
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	13,978,000	17,462,657
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	6,467,000	8,007,257
Progressive Corp., 3.95%, 3/26/2050	6,881,000	8,647,090
Willis North America, Inc., 2.95%, 9/15/2029	10,826,000	11,001,551

		$139,927,435
Machinery & Tools - 0.9%
Caterpillar, Inc., 3.25%, 4/09/2050	$16,258,000	$17,819,490
CNH Industrial Capital LLC, 4.2%, 1/15/2024	9,230,000	9,632,189
CNH Industrial Capital LLC, 3.85%, 11/15/2027	16,974,000	16,914,201

		$44,365,880
Major Banks - 13.1%
Bank of America Corp., 2.738% to 1/23/2021, FLR (LIBOR - 3mo. + 2.738%) to 1/23/2022	$35,281,000	$35,499,473
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	17,201,000	17,655,966
Bank of America Corp., 3.004%, 12/20/2023	1,782,000	1,841,611
Bank of America Corp., 4.125%, 1/22/2024	14,866,000	16,133,206
Bank of America Corp., 4.45%, 3/03/2026	4,537,000	5,007,732
Bank of America Corp., 3.5%, 4/19/2026	19,080,000	20,744,945
Bank of America Corp., 4.183%, 11/25/2027	25,000,000	27,254,728
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	15,825,000	16,984,534
Bank of America Corp., 3.97% to 3/5/2028, FLR (LIBOR - 3mo. + 1.07%) to 3/05/2029	7,314,000	8,138,293

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	$44,479,000	$45,033,342
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	18,007,000	19,062,210
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	22,420,000	22,872,211
Bank of New York Mellon Corp., 2.95%, 1/29/2023	52,612,000	55,144,317
HSBC Holdings PLC, 4.375%, 11/23/2026	10,488,000	11,378,294
JPMorgan Chase & Co., 2.295%, 8/15/2021	15,000,000	15,048,132
JPMorgan Chase & Co., 3.25%, 9/23/2022	30,989,000	32,428,491
JPMorgan Chase & Co., 3.2%, 6/15/2026	9,000,000	9,592,959
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	35,000,000	38,250,234
JPMorgan Chase & Co., 3.54%, 5/01/2028	18,887,000	20,357,655
JPMorgan Chase & Co., 3.964%, 11/15/2048	12,400,000	14,667,226
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	20,011,000	23,345,986
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR (LIBOR - 3mo. + 3.78%) to 1/29/2049	15,247,000	16,368,874
Morgan Stanley, 3.125%, 1/23/2023	22,096,000	22,982,820
Morgan Stanley, 4.431% to 1/23/2029, FLR (LIBOR - 3mo. + 1.63%) to 1/23/2030	8,224,000	9,511,978
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	36,469,000	37,265,810
Morgan Stanley, 3.622% to 4/1/2030, FLR (SOFR + 3.12%) to 4/01/2031	25,610,000	28,105,033
PNC Bank N.A., 2.7%, 10/22/2029	14,140,000	14,637,373
Royal Bank of Canada, 2.55%, 7/16/2024	57,450,000	59,257,791
Wachovia Corp., 6.605%, 10/01/2025	7,936,000	9,226,029

		$653,797,253
Medical & Health Technology & Services - 4.3%
Alcon, Inc., 3.8%, 9/23/2049 (n)	$5,170,000	$5,624,930
Becton, Dickinson and Co., 3.734%, 12/15/2024	1,460,000	1,576,648
Becton, Dickinson and Co., 4.685%, 12/15/2044	7,796,000	9,473,263
Becton, Dickinson and Co., 4.669%, 6/06/2047	26,561,000	33,248,572
Cigna Corp., 4.125%, 11/15/2025	17,420,000	19,530,919
Cigna Corp., 3.2%, 3/15/2040	5,994,000	6,086,237
HCA, Inc., 4.75%, 5/01/2023	7,090,000	7,556,814
HCA, Inc., 5.25%, 6/15/2026	8,407,000	9,373,496
HCA, Inc., 5.875%, 2/01/2029	8,893,000	10,189,599
HCA, Inc., 3.5%, 9/01/2030	4,369,000	4,176,123
HCA, Inc., 5.125%, 6/15/2039	3,223,000	3,758,968

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	$19,833,000	$20,372,259
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	16,049,000	17,287,950
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	4,792,000	5,190,962
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	8,278,000	10,039,326
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	9,452,000	9,931,327
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	14,540,000	15,732,518
Thermo Fisher Scientific, Inc., 4.497%, 3/25/2030	20,000,000	24,314,289

		$213,464,200
Medical Equipment - 1.3%
Abbott Laboratories, 4.75%, 11/30/2036	$21,877,000	$28,600,111
Boston Scientific Corp., 3.75%, 3/01/2026	10,442,000	11,380,900
Teleflex, Inc., 4.625%, 11/15/2027	2,045,000	2,096,125
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	20,267,000	21,071,685

		$63,148,821
Metals & Mining - 0.8%
Glencore Funding LLC, 3%, 10/27/2022 (n)	$2,911,000	$2,888,149
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	11,974,000	12,113,706
Steel Dynamics, Inc., 5%, 12/15/2026	21,989,000	22,596,404

		$37,598,259
Midstream - 3.0%
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	$4,186,000	$3,861,585
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)	10,673,000	9,765,196
Enterprise Products Operating LLC, 4.2%, 1/31/2050	14,055,000	13,940,404
Enterprise Products Operating LLC, 3.7%, 1/31/2051	26,285,000	24,658,166
Kinder Morgan (Delaware), Inc., 5.55%, 6/01/2045	8,136,000	9,337,948
MPLX LP, 4.5%, 4/15/2038	12,937,000	11,550,792
ONEOK, Inc., 4.95%, 7/13/2047	38,103,000	32,017,251
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	10,865,000	11,330,245
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	13,222,000	14,112,861
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	5,405,000	5,540,555
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	13,455,000	13,167,087

		$149,282,090
Mortgage-Backed - 0.0%
Freddie Mac, 3.244%, 8/25/2027	$1,276,000	$1,444,991

Municipals - 0.7%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029	$29,000,000	$34,313,670

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Distribution - 2.0%
NiSource Finance Corp., 3.85%, 2/15/2023	$10,894,000	$11,434,582
NiSource Finance Corp., 4.8%, 2/15/2044	4,239,000	5,248,902
NiSource, Inc., 2.95%, 9/01/2029	27,307,000	28,651,992
NiSource, Inc., 5.65%, 2/01/2045	8,731,000	12,132,869
Sempra Energy, 3.25%, 6/15/2027	42,879,000	44,830,673

		$102,299,018
Natural Gas - Pipeline - 0.4%
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	$5,122,000	$5,365,098
APT Pipelines Ltd., 5%, 3/23/2035 (n)	12,850,000	14,151,176

		$19,516,274
Network & Telecom - 1.8%
AT&T, Inc., 3.8%, 3/01/2024	$15,387,000	$16,432,955
AT&T, Inc., 4.5%, 5/15/2035	13,000,000	14,553,672
AT&T, Inc., 5.35%, 12/15/2043	4,056,000	4,962,848
AT&T, Inc., 5.15%, 11/15/2046	11,464,000	13,762,144
Verizon Communications, Inc., 4.812%, 3/15/2039	20,000,000	25,725,543
Verizon Communications, Inc., 4%, 3/22/2050	13,120,000	16,342,976

		$91,780,138
Oils - 1.0%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$11,210,000	$10,188,814
Valero Energy Corp., 3.4%, 9/15/2026	20,305,000	20,218,493
Valero Energy Corp., 4.9%, 3/15/2045	17,086,000	18,311,061

		$48,718,368
Other Banks & Diversified Financials - 0.5%
Branch Banking & Trust Co., 2.25%, 3/11/2030	$18,575,000	$18,076,566
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	6,746,000	7,104,195

		$25,180,761
Personal Computers & Peripherals - 0.6%
Equifax, Inc., 2.6%, 12/01/2024	$18,674,000	$18,941,521
Equifax, Inc., 3.1%, 5/15/2030	12,869,000	12,984,297

		$31,925,818
Pharmaceuticals - 0.5%
Elanco Animal Health, Inc., 5.65%, 8/28/2028	$24,093,000	$26,682,998

Pollution Control - 0.9%
Republic Services, Inc., 5.25%, 11/15/2021	$6,200,000	$6,578,120
Republic Services, Inc., 2.5%, 8/15/2024	13,800,000	14,368,144
Republic Services, Inc., 3.95%, 5/15/2028	22,233,000	25,360,787

		$46,307,051

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Railroad & Shipping - 0.5%
Canadian Pacific Railway Co., 4.5%, 1/15/2022	$4,058,000	$4,228,946
CSX Corp., 2.4%, 2/15/2030	18,044,000	18,553,492

		$22,782,438
Real Estate - Other - 0.3%
Prologis, Inc., REIT, 2.25%, 4/15/2030	$14,222,000	$14,257,955

Real Estate - Retail - 0.5%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$28,035,000	$24,004,381

Restaurants - 0.1%
McDonald’s Corp., 4.2%, 4/01/2050	$6,100,000	$7,264,927

Retailers - 3.2%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$9,114,000	$8,921,013
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	22,781,000	21,378,424
Costco Wholesale Corp., 1.6%, 4/20/2030	17,863,000	17,728,706
Dollar General Corp., 4.15%, 11/01/2025	5,508,000	6,126,848
Dollar General Corp., 4.125%, 4/03/2050	18,013,000	21,076,204
Dollar Tree, Inc., 4%, 5/15/2025	15,955,000	17,238,068
Dollar Tree, Inc., 4.2%, 5/15/2028	7,633,000	8,219,101
Home Depot, Inc., 3%, 4/01/2026	7,218,000	7,902,837
Home Depot, Inc., 3.3%, 4/15/2040	26,138,000	28,558,424
Home Depot, Inc., 4.875%, 2/15/2044	8,313,000	10,965,964
Target Corp., 2.65%, 9/15/2030	8,801,000	9,446,722

		$157,562,311
Specialty Chemicals - 0.1%
Ecolab, Inc., 4.35%, 12/08/2021	$3,263,000	$3,452,738

Specialty Stores - 0.3%
TJX Cos., Inc., 3.875%, 4/15/2030	$8,351,000	$9,337,965
TJX Cos., Inc., 4.5%, 4/15/2050	5,902,000	7,272,791

		$16,610,756
Telecommunications - Wireless - 3.5%
American Tower Corp., REIT, 4.7%, 3/15/2022	$7,973,000	$8,457,545
American Tower Corp., REIT, 3.5%, 1/31/2023	3,999,000	4,226,142
American Tower Corp., REIT, 3%, 6/15/2023	19,876,000	20,770,003
American Tower Corp., REIT, 4%, 6/01/2025	12,172,000	13,404,067
American Tower Corp., REIT, 3.6%, 1/15/2028	21,944,000	24,025,260
American Tower Corp., REIT, 3.8%, 8/15/2029	10,621,000	11,872,712
Crown Castle International Corp., 5.25%, 1/15/2023	4,570,000	4,987,918
Crown Castle International Corp., 3.15%, 7/15/2023	16,889,000	17,691,653

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Crown Castle International Corp., 4.45%, 2/15/2026	$15,364,000	$17,251,859
Crown Castle International Corp., 4%, 3/01/2027	9,286,000	10,275,707
Crown Castle International Corp., 3.65%, 9/01/2027	8,862,000	9,654,066
T-Mobile USA, Inc., 4.75%, 2/01/2028	9,336,000	9,802,987
T-Mobile USA, Inc., 4.5%, 4/15/2050 (n)	20,774,000	24,313,889

		$176,733,808
Telephone Services - 0.5%
Deutsche Telekom AG, 3.625%, 1/21/2050 (n)	$21,146,000	$23,230,345

Tobacco - 0.7%
B.A.T Capital Corp., 4.906%, 4/02/2030	$28,095,000	$31,626,945
Reynolds American, Inc., 4%, 6/12/2022	5,408,000	5,626,445

		$37,253,390
Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$4,480,000	$5,756,593

U.S. Treasury Obligations - 2.3%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)	$7,664,000	$11,012,809
U.S. Treasury Bonds, 3%, 2/15/2048	72,267,100	101,450,587

		$112,463,396
Utilities - Electric Power - 8.6%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$5,432,000	$7,062,190
Duke Energy Carolinas LLC, 2.45%, 2/01/2030	27,869,000	29,687,339
Duke Energy Corp., 3.75%, 9/01/2046	11,123,000	12,611,492
Duke Energy Corp., 4.2%, 6/15/2049	27,233,000	33,055,615
Duke Energy Progress LLC, 3.45%, 3/15/2029	11,143,000	12,658,951
EDP Finance B.V., 3.625%, 7/15/2024 (n)	10,744,000	11,297,002
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	34,129,000	34,453,580
Enel Finance International N.V., 2.65%, 9/10/2024	35,433,000	35,584,124
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	8,585,000	8,983,422
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	9,461,000	10,944,425
Evergy, Inc., 2.9%, 9/15/2029	30,865,000	31,643,412
Eversource Energy, 2.9%, 10/01/2024	18,060,000	18,886,042
Exelon Corp., 3.497%, 6/01/2022	17,819,000	18,360,089
FirstEnergy Corp., 3.9%, 7/15/2027	9,834,000	10,825,147
FirstEnergy Corp., 3.4%, 3/01/2050	21,588,000	22,989,562
Georgia Power Co., 3.7%, 1/30/2050	2,816,000	3,186,109
NextEra Energy Capital Holdings, Inc., 3.15%, 4/01/2024	11,886,000	12,612,234
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027	20,319,000	22,359,778
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	12,862,000	13,199,628
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	6,958,000	7,081,852

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
PPL Capital Funding, Inc., 5%, 3/15/2044	$3,193,000	$3,791,938
Southern Co., 2.95%, 7/01/2023	6,880,000	7,252,830
Southern Co., 3.7%, 4/30/2030	31,250,000	34,641,092
Virginia Electric & Power Co., 2.875%, 7/15/2029	11,354,000	12,222,472
Xcel Energy, Inc., 2.6%, 12/01/2029	9,180,000	9,553,202
Xcel Energy, Inc., 3.5%, 12/01/2049	5,510,000	6,046,753

		$430,990,280
Total Bonds (Identified Cost, $4,616,541,490)		$4,891,622,359

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.41% (v) (Identified Cost, $64,112,840)	64,112,958	$64,119,369

Other Assets, Less Liabilities - 0.9%		46,689,605
Net Assets - 100.0%		$5,002,431,333

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $64,119,369 and $4,891,622,359, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $845,318,909, representing 16.9% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

22

Portfolio of Investments – continued

Derivative Contracts at 4/30/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Bond	Long	USD	1,400	$253,443,750	June - 2020	$19,985,322
U.S. Treasury Note 2 yr	Long	USD	1,400	308,601,562	June - 2020	4,495,553

						$24,480,875

Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	2,850	$396,328,125	June - 2020	$(16,704,924)
U.S. Treasury Ultra Note 10 yr	Short	USD	1,100	172,734,375	June - 2020	(10,797,522)

						$(27,502,446)

At April 30, 2020, the fund had liquid securities with an aggregate value of $3,569,384 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,616,541,490)	$4,891,622,359
Investments in affiliated issuers, at value (identified cost, $64,112,840)	64,119,369
Receivables for
Investments sold	51,099,141
Fund shares sold	16,219,936
Interest and dividends	42,820,039
Other assets	10,219
Total assets	$5,065,891,063

Liabilities
Payables for
Distributions	$779,894
Net daily variation margin on open futures contracts	835,939
Investments purchased	37,890,403
Fund shares reacquired	21,644,885
Payable to affiliates
Investment adviser	101,216
Administrative services fee	3,408
Shareholder servicing costs	1,829,606
Distribution and service fees	39,617
Payable for independent Trustees’ compensation	3,747
Accrued expenses and other liabilities	331,015
Total liabilities	$63,459,730
Net assets	$5,002,431,333

Net assets consist of
Paid-in capital	$4,714,230,147
Total distributable earnings (loss)	288,201,186
Net assets	$5,002,431,333
Shares of beneficial interest outstanding	336,338,406

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,996,170,380	134,130,774	$14.88
Class B	21,384,285	1,439,750	14.85
Class C	143,987,649	9,705,366	14.84
Class I	1,306,407,213	87,867,015	14.87
Class R1	5,970,367	402,089	14.85
Class R2	31,345,792	2,105,949	14.88
Class R3	165,319,332	11,108,262	14.88
Class R4	63,775,032	4,283,809	14.89
Class R6	1,268,071,283	85,295,392	14.87

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.54 [100 / 95.75 x $14.88]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$167,928,596
Dividends from affiliated issuers	1,852,595
Other	724,325
Total investment income	$170,505,516
Expenses
Management fee	$17,755,127
Distribution and service fees	7,051,243
Shareholder servicing costs	3,781,236
Administrative services fee	569,729
Independent Trustees’ compensation	48,118
Custodian fee	199,667
Shareholder communications	751,462
Audit and tax fees	76,981
Legal fees	38,973
Miscellaneous	442,135
Total expenses	$30,714,671
Fees paid indirectly	(9,823)
Reduction of expenses by investment adviser and distributor	(516,716)
Net expenses	$30,188,132
Net investment income (loss)	$140,317,384

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$87,328,907
Affiliated issuers	(25,688)
Futures contracts	(3,939,076)
Net realized gain (loss)	$83,364,143
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$208,094,724
Affiliated issuers	152
Futures contracts	(3,021,571)
Net unrealized gain (loss)	$205,073,305
Net realized and unrealized gain (loss)	$288,437,448
Change in net assets from operations	$428,754,832

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/20	4/30/19
Change in net assets

From operations
Net investment income (loss)	$140,317,384	$140,346,096
Net realized gain (loss)	83,364,143	(47,314,886)
Net unrealized gain (loss)	205,073,305	159,816,185
Change in net assets from operations	$428,754,832	$252,847,395
Total distributions to shareholders	$(142,294,173)	$(142,404,906)
Change in net assets from fund share transactions	$544,665,462	$(934,416,559)
Total change in net assets	$831,126,121	$(823,974,070)

Net assets
At beginning of period	4,171,305,212	4,995,279,282
At end of period	$5,002,431,333	$4,171,305,212

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.93	$13.52	$13.92	$13.99		$14.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.43	$0.41	$0.42	(c)	$0.44
Net realized and unrealized gain (loss)	0.96	0.41	(0.39)	(0.04)		(0.06)
Total from investment operations	$1.38	$0.84	$0.02	$0.38		$0.38

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.43)	$(0.42)	$(0.45)		$(0.46)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.43)	$(0.43)	$(0.42)	$(0.45)		$(0.50)
Net asset value, end of period (x)	$14.88	$13.93	$13.52	$13.92		$13.99
Total return (%) (r)(s)(t)(x)	10.00	6.39	0.08	2.73	(c)	2.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.80	0.81	(c)	0.83
Expenses after expense reductions (f)	0.77	0.78	0.79	0.80	(c)	0.82
Net investment income (loss)	2.91	3.16	2.95	3.04	(c)	3.24
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$1,996,170	$1,654,534	$1,648,508	$1,597,201		$1,709,595

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.90	$13.50	$13.89	$13.96		$14.08

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.32	$0.31	$0.32	(c)	$0.34
Net realized and unrealized gain (loss)	0.95	0.41	(0.39)	(0.05)		(0.06)
Total from investment operations	$1.27	$0.73	$(0.08)	$0.27		$0.28

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.31)	$(0.34)		$(0.36)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.31)	$(0.34)		$(0.40)
Net asset value, end of period (x)	$14.85	$13.90	$13.50	$13.89		$13.96
Total return (%) (r)(s)(t)(x)	9.20	5.53	(0.60)	1.96	(c)	2.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.54	1.55	1.56	(c)	1.58
Expenses after expense reductions (f)	1.53	1.53	1.54	1.55	(c)	1.57
Net investment income (loss)	2.18	2.41	2.20	2.30	(c)	2.50
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$21,384	$33,983	$47,698	$61,123		$72,298

Class C	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.89	$13.48	$13.88	$13.94		$14.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	$0.31	$0.32	(c)	$0.34
Net realized and unrealized gain (loss)	0.96	0.42	(0.40)	(0.04)		(0.06)
Total from investment operations	$1.27	$0.74	$(0.09)	$0.28		$0.28

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.31)	$(0.34)		$(0.36)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.31)	$(0.34)		$(0.40)
Net asset value, end of period (x)	$14.84	$13.89	$13.48	$13.88		$13.94
Total return (%) (r)(s)(t)(x)	9.21	5.61	(0.67)	2.04	(c)	2.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.54	1.55	1.56	(c)	1.58
Expenses after expense reductions (f)	1.53	1.53	1.54	1.56	(c)	1.57
Net investment income (loss)	2.16	2.41	2.20	2.30	(c)	2.50
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$143,988	$143,872	$182,315	$242,889		$264,424

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.92	$13.51	$13.91	$13.98		$14.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.46	$0.45	$0.45	(c)	$0.47
Net realized and unrealized gain (loss)	0.96	0.42	(0.40)	(0.04)		(0.06)
Total from investment operations	$1.42	$0.88	$0.05	$0.41		$0.41

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.47)	$(0.45)	$(0.48)		$(0.50)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.47)	$(0.47)	$(0.45)	$(0.48)		$(0.54)
Net asset value, end of period (x)	$14.87	$13.92	$13.51	$13.91		$13.98
Total return (%) (r)(s)(t)(x)	10.28	6.66	0.33	2.99	(c)	3.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.55	0.56	(c)	0.57
Expenses after expense reductions (f)	0.52	0.53	0.54	0.56	(c)	0.57
Net investment income (loss)	3.15	3.40	3.19	3.25	(c)	3.48
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$1,306,407	$1,021,313	$1,781,450	$2,005,193		$720,809

Class R1	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.90	$13.49	$13.89	$13.95		$14.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	$0.31	$0.32	(c)	$0.34
Net realized and unrealized gain (loss)	0.96	0.42	(0.40)	(0.04)		(0.06)
Total from investment operations	$1.27	$0.74	$(0.09)	$0.28		$0.28

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.31)	$(0.34)		$(0.36)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.31)	$(0.34)		$(0.40)
Net asset value, end of period (x)	$14.85	$13.90	$13.49	$13.89		$13.95
Total return (%) (r)(s)(t)(x)	9.20	5.60	(0.67)	2.04	(c)	2.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.54	1.55	1.56	(c)	1.58
Expenses after expense reductions (f)	1.53	1.53	1.54	1.56	(c)	1.57
Net investment income (loss)	2.16	2.41	2.20	2.30	(c)	2.50
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$5,970	$6,187	$6,101	$6,780		$7,145

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.93	$13.53	$13.92	$13.99		$14.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.39	$0.38	$0.39	(c)	$0.41
Net realized and unrealized gain (loss)	0.95	0.41	(0.39)	(0.05)		(0.06)
Total from investment operations	$1.34	$0.80	$(0.01)	$0.34		$0.35

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.38)	$(0.41)		$(0.43)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.39)	$(0.40)	$(0.38)	$(0.41)		$(0.47)
Net asset value, end of period (x)	$14.88	$13.93	$13.53	$13.92		$13.99
Total return (%) (r)(s)(t)(x)	9.73	6.05	(0.09)	2.47	(c)	2.58

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04	1.05	1.06	(c)	1.08
Expenses after expense reductions (f)	1.03	1.03	1.04	1.05	(c)	1.07
Net investment income (loss)	2.67	2.91	2.70	2.79	(c)	3.00
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$31,346	$38,593	$43,827	$49,948		$58,938

Class R3	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.93	$13.52	$13.92	$13.99		$14.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.43	$0.41	$0.43	(c)	$0.44
Net realized and unrealized gain (loss)	0.96	0.41	(0.39)	(0.05)		(0.06)
Total from investment operations	$1.38	$0.84	$0.02	$0.38		$0.38

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.43)	$(0.42)	$(0.45)		$(0.46)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.43)	$(0.43)	$(0.42)	$(0.45)		$(0.50)
Net asset value, end of period (x)	$14.88	$13.93	$13.52	$13.92		$13.99
Total return (%) (r)(s)(t)(x)	10.00	6.39	0.08	2.73	(c)	2.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.81	0.81	(c)	0.83
Expenses after expense reductions (f)	0.78	0.78	0.80	0.80	(c)	0.82
Net investment income (loss)	2.91	3.16	2.95	3.04	(c)	3.24
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$165,319	$163,142	$167,404	$61,292		$65,655

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.93	$13.53	$13.93	$13.99		$14.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.46	$0.45	$0.46	(c)	$0.48
Net realized and unrealized gain (loss)	0.97	0.41	(0.40)	(0.04)		(0.06)
Total from investment operations	$1.43	$0.87	$0.05	$0.42		$0.42

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.47)	$(0.45)	$(0.48)		$(0.50)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.47)	$(0.47)	$(0.45)	$(0.48)		$(0.54)
Net asset value, end of period (x)	$14.89	$13.93	$13.53	$13.93		$13.99
Total return (%) (r)(s)(t)(x)	10.35	6.57	0.33	3.06	(c)	3.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.55	0.56	(c)	0.58
Expenses after expense reductions (f)	0.52	0.53	0.54	0.56	(c)	0.57
Net investment income (loss)	3.17	3.41	3.19	3.29	(c)	3.49
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$63,775	$75,519	$74,027	$169,661		$148,266

Class R6	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$13.92	$13.51	$13.91	$13.98		$14.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.47	$0.46	$0.47	(c)	$0.49
Net realized and unrealized gain (loss)	0.96	0.42	(0.39)	(0.04)		(0.06)
Total from investment operations	$1.43	$0.89	$0.07	$0.43		$0.43

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.48)	$(0.47)	$(0.50)		$(0.51)
From net realized gain	—	—	—	—		(0.04)
Total distributions declared to shareholders	$(0.48)	$(0.48)	$(0.47)	$(0.50)		$(0.55)
Net asset value, end of period (x)	$14.87	$13.92	$13.51	$13.91		$13.98
Total return (%) (r)(s)(t)(x)	10.38	6.76	0.43	3.09	(c)	3.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.44	0.44	0.45	0.46	(c)	0.46
Expenses after expense reductions (f)	0.43	0.43	0.44	0.45	(c)	0.45
Net investment income (loss)	3.25	3.51	3.27	3.39	(c)	3.57
Portfolio turnover	36	38	38	28		30
Net assets at end of period (000 omitted)	$1,268,071	$1,034,161	$1,043,950	$58,575		$44,475
See Notes to Financial Statements

32

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Corporate Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of

34

Notes to Financial Statements – continued

investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

35

Notes to Financial Statements – continued

of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of April 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$112,463,396	$—	$112,463,396
Municipal Bonds	—	34,313,670	—	34,313,670
U.S. Corporate Bonds	—	4,061,763,625	—	4,061,763,625
Residential Mortgage-Backed Securities	—	1,444,991	—	1,444,991
Commercial Mortgage-Backed Securities	—	1,079,702	—	1,079,702
Asset-Backed Securities (including CDOs)	—	660,795	—	660,795
Foreign Bonds	—	679,896,180	—	679,896,180
Mutual Funds	64,119,369	—	—	64,119,369
Total	$64,119,369	$4,891,622,359	$—	$4,955,741,728

Other Financial Instruments
Futures Contracts – Assets	$24,480,875	$—	$—	$24,480,875
Futures Contracts – Liabilities	(27,502,446)	—	—	(27,502,446)

For further information regarding security characteristics, see the Portfolio of Investments.

36

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$24,480,875	$(27,502,446)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(3,939,076)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(3,021,571)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions

37

Notes to Financial Statements – continued

traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements.

For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

38

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

39

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/20	Year ended 4/30/19
Ordinary income (including any short-term capital gains)	$142,294,173	$142,404,906

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/20

Cost of investments	$4,682,999,579
Gross appreciation	328,111,149

Gross depreciation	(58,390,571)
Net unrealized appreciation (depreciation)	$269,720,578

Undistributed ordinary income	12,322,068
Undistributed long-term capital gain	18,209,835
Other temporary differences	(12,051,295)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/20	Year ended 4/30/19
Class A	$54,493,969	$51,706,427
Class B	653,854	981,120
Class C	3,216,758	3,880,305
Class I	37,011,421	40,528,619
Class R1	147,830	145,590
Class R2	972,399	1,187,320
Class R3	4,962,249	5,106,591
Class R4	2,351,769	2,573,407
Class R6	38,483,924	36,295,527
Total	$142,294,173	$142,404,906

40

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.1 billion	0.39%
In excess of $1.1 billion and up to $5 billion	0.38%
In excess of $5 billion and up to $10 billion	0.35%
In excess of $10 billion	0.34%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2020, this management fee reduction amounted to $465,587, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.37% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $167,066 for the year ended April 30, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,631,903
Class B	0.75%	0.25%	1.00%	1.00%	294,072
Class C	0.75%	0.25%	1.00%	1.00%	1,457,449
Class R1	0.75%	0.25%	1.00%	1.00%	67,162
Class R2	0.25%	0.25%	0.50%	0.50%	179,701
Class R3	—	0.25%	0.25%	0.25%	420,956
Total Distribution and Service Fees					$7,051,243

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to

41

Notes to Financial Statements – continued

MFS or its affiliates’ seed money. For the year ended April 30, 2020, this rebate amounted to $50,494, $268, $297, $53, and $17 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2020, were as follows:

Amount
Class A	$53,457
Class B	13,750
Class C	27,702

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2020, the fee was $279,962, which equated to 0.0060% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,501,274.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.0123% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $65 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2020. The liability for deferred retirement benefits payable to those former independent Trustees

42

Notes to Financial Statements – continued

under the DB plan amounted to $3,396 at April 30, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended April 30, 2020, the fee paid by the fund under this agreement was $2,465 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended April 30, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$219,978,633	$361,119,694
Non-U.S. Government securities	1,986,139,944	1,283,148,142

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	38,718,178	$565,408,533	25,853,146	$348,530,862
Class B	80,249	1,160,198	88,851	1,191,055
Class C	2,116,568	30,814,940	897,088	12,036,718
Class I	42,528,281	617,067,106	33,002,893	444,618,807
Class R1	131,587	1,911,136	89,218	1,199,941
Class R2	667,849	9,745,645	565,221	7,624,292
Class R3	3,012,382	44,042,540	2,302,943	31,094,828
Class R4	1,321,969	19,388,861	1,417,715	19,127,329
Class R6	27,430,142	400,517,626	18,292,619	246,564,409
	116,007,205	$1,690,056,585	82,509,694	$1,111,988,241

43

Notes to Financial Statements – continued

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,614,742	$52,919,077	3,682,157	$49,693,000
Class B	43,036	627,526	70,482	948,450
Class C	199,481	2,909,324	260,312	3,500,905
Class I	2,128,495	31,141,118	2,294,138	30,921,579
Class R1	10,116	147,754	10,801	145,443
Class R2	64,122	938,083	83,498	1,126,564
Class R3	339,081	4,961,707	377,976	5,100,888
Class R4	138,059	2,020,959	151,727	2,047,938
Class R6	2,566,377	37,541,301	2,642,681	35,623,999
	9,103,509	$133,206,849	9,573,772	$129,108,766

Shares reacquired
Class A	(26,968,583)	$(390,571,503)	(32,662,767)	$(439,200,710)
Class B	(1,127,898)	(16,359,922)	(1,249,163)	(16,755,978)
Class C	(2,970,161)	(42,873,246)	(4,320,379)	(57,840,190)
Class I	(30,169,351)	(437,411,596)	(93,741,391)	(1,257,981,691)
Class R1	(184,794)	(2,680,016)	(107,023)	(1,436,196)
Class R2	(1,396,009)	(20,262,574)	(1,119,043)	(15,049,927)
Class R3	(3,953,802)	(56,911,619)	(3,348,239)	(44,949,211)
Class R4	(2,595,907)	(37,561,048)	(1,622,111)	(21,695,682)
Class R6	(19,012,314)	(273,966,448)	(23,896,236)	(320,603,981)
	(88,378,819)	$(1,278,597,972)	(162,066,352)	$(2,175,513,566)

Net change
Class A	15,364,337	$227,756,107	(3,127,464)	$(40,976,848)
Class B	(1,004,613)	(14,572,198)	(1,089,830)	(14,616,473)
Class C	(654,112)	(9,148,982)	(3,162,979)	(42,302,567)
Class I	14,487,425	210,796,628	(58,444,360)	(782,441,305)
Class R1	(43,091)	(621,126)	(7,004)	(90,812)
Class R2	(664,038)	(9,578,846)	(470,324)	(6,299,071)
Class R3	(602,339)	(7,907,372)	(667,320)	(8,753,495)
Class R4	(1,135,879)	(16,151,228)	(52,669)	(520,415)
Class R6	10,984,205	164,092,479	(2,960,936)	(38,415,573)
	36,731,895	$544,665,462	(69,982,886)	$(934,416,559)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

44

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2020, the fund’s commitment fee and interest expense were $23,514 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$117,124,607	$1,303,692,360	$1,356,672,062	$(25,688)	$152	$64,119,369

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,852,595	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by

46

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

47

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Henry Peabody Robert Persons

52

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $593,328 as capital gain dividends paid during the fiscal year.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2020

     MFS® Limited Maturity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MQL-ANN

MFS® Limited Maturity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic crippled the global economy for a time. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries hit early in the outbreak, has brightened the economic and market outlook during the second quarter, though a great deal of uncertainty remains on how long the aftereffects of the lockdowns will linger.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

June 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	50.1%
U.S. Treasury Securities	30.0%
Asset-Backed Securities	10.2%
Collateralized Debt Obligations	10.1%
Commercial Mortgage-Backed Securities	8.0%
High Yield Corporates	2.1%
Residential Mortgage-Backed Securities	2.0%
Emerging Markets Bonds	1.6%
Mortgage-Backed Securities	1.3%
Municipal Bonds	1.2%
Non-U.S. Government Bonds	0.6%

Composition including fixed income credit quality (a)(i)
AAA	13.0%
AA	13.1%
A	24.0%
BBB	29.3%
BB	2.2%
B (o)	0.0%
CCC (o)	0.0%
CC (o)	0.0%
U.S. Government	12.7%
Federal Agencies	1.3%
Not Rated	21.6%
Cash & Cash Equivalents	0.2%
Other	(17.4)%

Portfolio facts (i)
Average Duration (d)	2.0
Average Effective Maturity (m)	2.3 yrs.

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of April 30, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2020, Class A shares of the MFS Limited Maturity Fund (fund) provided a total return of 2.21%, at net asset value. This compares with a return of 4.94% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout of the crisis, central bankers and policymakers have taken a variety of actions unprecedented in both size and speed, but despite their best efforts, a global recession has undoubtedly begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. As the global economy rapidly slowed, a disagreement between Saudi Arabia and Russia over OPEC+ production cuts resulted in the Saudis shelving the OPEC+ arrangement and increasing oil output at the same time that global oil demand was plummeting, which compounded market turmoil. The resulting drop in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market.

Central banks around the world responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complimented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement counter-cyclical policies, a departure from the usual market-dictated response to risk-off crises, due to relatively manageable external liabilities and balance of payments in many countries and persistently low inflation.

As is often the case in a serious crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. The aftereffects of the global pandemic could impact consumer, business and government behavior in ways it will be difficult to forecast.

4

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s out-of-benchmark exposure to commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMO), and asset-backed securities (ABS) held back performance. The combination of a greater allocation and security selection within the industrials sector also weighed on relative performance. Additionally, the fund’s lesser exposure to the treasury sector further hindered relative results. From a quality perspective, an overweight allocation to both “BBB” and “A” rated (r) bonds and holdings of non-rated issuers detracted from relative returns.

Conversely, an underweight allocation to “AAA” rated bonds and an overweight allocation to “BB” rated securities helped in relative terms.

Respectfully,

Portfolio Manager(s)

Philipp Burgener and Alexander Mackey

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	2.21%	1.55%	1.58%	N/A
B	9/07/93	1.45%	0.83%	0.84%	N/A
C	7/01/94	1.35%	0.73%	0.74%	N/A
I	1/02/97	2.54%	1.74%	1.73%	N/A
R1	4/01/05	1.52%	0.73%	0.74%	N/A
R2	10/31/03	1.96%	1.30%	1.33%	N/A
R3	4/01/05	2.28%	1.49%	1.51%	N/A
R4	4/01/05	2.20%	1.78%	1.77%	N/A
R6	9/04/12	2.43%	1.81%	N/A	1.56%
529A	7/31/02	2.16%	1.50%	1.52%	N/A
529B	7/31/02	1.55%	0.80%	0.78%	N/A
529C	7/31/02	1.31%	0.68%	0.67%	N/A

Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		4.94%	2.01%	1.66%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)		(0.34)%	1.04%	1.32%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.54)%	0.44%	0.84%	N/A
C With CDSC (1% for 12 months) (v)		0.35%	0.73%	0.74%	N/A
529A With Initial Sales Charge (2.50%)		(0.39)%	0.99%	1.27%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(2.44)%	0.41%	0.78%	N/A
529C With CDSC (1% for 12 months) (v)		0.31%	0.68%	0.67%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2019 through April 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period (p) 11/01/19-4/30/20
A	Actual	0.62%	$1,000.00	$998.73	$3.08
	Hypothetical (h)	0.62%	$1,000.00	$1,021.78	$3.12
B	Actual	1.37%	$1,000.00	$994.96	$6.80
	Hypothetical (h)	1.37%	$1,000.00	$1,018.05	$6.87
C	Actual	1.47%	$1,000.00	$994.48	$7.29
	Hypothetical (h)	1.47%	$1,000.00	$1,017.55	$7.37
I	Actual	0.47%	$1,000.00	$1,001.11	$2.34
	Hypothetical (h)	0.47%	$1,000.00	$1,022.53	$2.36
R1	Actual	1.47%	$1,000.00	$996.12	$7.30
	Hypothetical (h)	1.47%	$1,000.00	$1,017.55	$7.37
R2	Actual	0.87%	$1,000.00	$997.48	$4.32
	Hypothetical (h)	0.87%	$1,000.00	$1,020.54	$4.37
R3	Actual	0.72%	$1,000.00	$999.91	$3.58
	Hypothetical (h)	0.72%	$1,000.00	$1,021.28	$3.62
R4	Actual	0.47%	$1,000.00	$999.53	$2.34
	Hypothetical (h)	0.47%	$1,000.00	$1,022.53	$2.36
R6	Actual	0.40%	$1,000.00	$999.82	$1.99
	Hypothetical (h)	0.40%	$1,000.00	$1,022.87	$2.01
529A	Actual	0.66%	$1,000.00	$998.48	$3.28
	Hypothetical (h)	0.66%	$1,000.00	$1,021.58	$3.32
529B	Actual	1.41%	$1,000.00	$996.28	$7.00
	Hypothetical (h)	1.41%	$1,000.00	$1,017.85	$7.07
529C	Actual	1.51%	$1,000.00	$994.27	$7.49
	Hypothetical (h)	1.51%	$1,000.00	$1,017.35	$7.57

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 99.3%
Aerospace - 1.9%
Boeing Co., 2.3%, 8/01/2021	$9,476,000	$9,315,526
Boeing Co., 4.508%, 5/01/2023	7,250,000	7,250,000
Boeing Co., 4.875%, 5/01/2025	9,930,000	9,930,000
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)	6,464,000	6,796,066
Raytheon Technologies Corp., 3.65%, 8/16/2023	1,242,000	1,342,284

		$34,633,876
Asset-Backed & Securitized - 30.2%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 2.709% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$776,747	$723,857
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 3.118% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	4,819,336	4,463,361
AmeriCredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	4,648,000	4,682,322
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	2,663,000	2,543,228
Arbor Realty Trust, Inc., CLO, 2019-FL1, “A”, FLR, 1.964% (LIBOR - 1mo. + 1.15%), 5/15/2037 (n)	7,374,000	6,882,722
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 1.814% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	9,440,000	8,662,352
AREIT CRE Trust, 2019-CRE3, “AS” FLR, 2.094% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	2,301,000	2,012,185
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 2.344% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	1,136,500	942,461
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.694% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	940,000	741,129
ARI Fleet Lease Trust, 2020-A, “A3”, 1.8%, 8/15/2028 (n)	1,517,000	1,476,603
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 3.341% (LIBOR -3mo. + 2.35%), 4/25/2026 (n)	4,335,000	4,165,723
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	9,410,000	9,136,751
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 2.735% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	4,282,847	4,016,117
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 3.035% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	1,814,958	1,572,306
Bancorp Commercial Mortgage Trust, 2018-CRE3, “B”, FLR, 2.364% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	3,903,904	3,616,372
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.914% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	4,618,000	4,141,719

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.814% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	$7,176,389	$6,737,883
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 2.164% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	4,071,346	3,678,294
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 2.314% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	5,637,249	5,032,598
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 2.114% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	5,167,826	4,933,848
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 2.364% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	6,510,236	6,041,062
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.936%, 12/15/2051 (i)(n)	64,043,141	3,321,393
Bayview Commercial Asset Trust, FLR, 0.797% (LIBOR - 1mo. + 0.31%), 8/25/2035 (n)	321,597	280,731
Bayview Financial Acquisition Trust, 5.638%, 11/28/2036	197,927	197,809
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.04% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	324,027	316,414
Bowman Park CLO Ltd., 2014-1A, “B2R”, 3.545%, 11/23/2025 (n)	4,149,881	4,129,132
BSPRT Ltd., 2018-FL4, “A”, FLR, 2.914% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	5,552,000	4,446,754
BSPRT Ltd., 2019-FL5, “C”, FLR, 2.814% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	3,000,000	2,435,316
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	2,852,531	2,463,811
BXMT Ltd., 2017-FL1, “A”, FLR, 1.621% (LIBOR - 1mo. + 0.87%), 6/15/2035 (n)	2,279,649	2,219,662
BXMT Ltd., 2020-FL2, “B”, FLR, 2.151% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	5,795,500	5,215,409
BXMT Ltd., 2020-FL2, “A”, FLR, 1.65% (LIBOR - 1mo. + 0.9%), 2/16/2037 (n)	9,075,500	8,549,983
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	2,210,483	2,124,925
Caravana Auto Receivables Trust, 2019-1A, “B”, 3.29%, 8/15/2023 (n)	9,358,000	9,425,329
CarMax Auto Owner Trust, 2020-2, “B”, 2.9%, 8/15/2025 (n)	1,569,000	1,569,000
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.459%, 5/10/2050 (i)	44,045,147	2,429,376
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	3,442,000	3,449,158
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	1,560,000	1,563,952
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	2,403,000	2,401,375
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	1,815,000	1,764,637
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	2,592,000	2,511,143
Commercial Mortgage Pass-Through Certificates, 2019-BN24 ,“XA”, 0.768%, 11/15/2062 (i)	35,123,831	1,706,569
CPS Auto Trust, 2017-C, “C”, 2.86%, 6/15/2023 (n)	1,490,986	1,491,427

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Credit Acceptance Auto Loan Trust, 2017-2A, “B”, 3.02%, 4/15/2026 (n)	$6,441,000	$6,442,020
Credit-Based Asset Servicing & Securitization LLC, 3.433%, 1/25/2037	1,913,965	785,712
Credit-Based Asset Servicing & Securitization LLC, 3.647%, 3/25/2037	2,639,113	1,246,997
Cutwater CLO Ltd., 2015-1A, “AR”, FLR, 2.438% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	6,896,503	6,706,663
Cutwater Ltd., 2014-1A, “A2R”, FLR, 2.918% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	4,750,000	4,654,249
Dell Equipment Finance Trust, 2017-2, “B”, 2.47%, 10/24/2022 (n)	2,718,000	2,722,070
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	6,388,000	6,483,894
Dell Equipment Finance Trust, 2020-1, “A2”, 2.26%, 6/22/2022 (n)	3,479,000	3,478,304
DLL Securitization Trust, 2017-A, “A3”, 2.14%, 12/15/2021 (n)	981,725	981,413
DT Auto Owner Trust, 2017-1A, “D”, 3.55%, 11/15/2022 (n)	1,366,681	1,368,486
DT Auto Owner Trust, 2017-3A, “D”, 3.58%, 5/15/2023 (n)	5,260,716	5,264,579
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	1,871,999	1,874,006
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 2.45% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	6,220,000	5,291,252
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023 (n)	5,790,000	5,821,702
Exeter Automobile Receivables Trust, 2019-3A, “C”, 2.79%, 5/15/2024 (n)	8,645,000	8,464,713
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	1,460,000	1,439,286
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	1,990,000	1,915,836
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 2.719% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	7,400,000	7,149,066
Flagship CLO, 2014-8A, “BRR”, FLR, 2.576% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	5,578,297	5,300,905
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.975% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	7,873,500	7,346,164
Freedom Financial, 2019-1, “A”, 3.42%, 6/18/2026 (n)	739,339	724,129
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	4,100,000	4,020,901
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	3,153,000	3,075,522
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	3,552,405	3,508,864
GM Financial Automobile Leasing Trust, 2020-1, “B”, 1.84%, 12/20/2023	2,495,000	2,443,509
GM Financial Automobile Leasing Trust, 2020-1, “C”, 2.04%, 12/20/2023	1,830,000	1,772,428

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.934% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	$5,043,000	$4,839,470
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.573% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	2,449,997	2,420,083
GS Mortgage Securities Trust, 2010-C1, “A2”, 4.592%, 8/10/2043 (n)	2,171,688	2,174,267
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	2,589,999	2,590,723
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.039%, 5/10/2050 (i)	39,981,419	2,240,523
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.274%, 8/10/2050 (i)	38,596,825	2,249,149
Hertz Fleet Lease Funding LP, 2017-1, “A2”, 2.13%, 4/10/2031 (n)	2,168,701	2,125,426
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (n)	2,752,000	2,583,832
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (n)	1,580,000	1,465,464
IMPAC CMB Trust, FLR, 1.227% (LIBOR - 1mo. + 0.74%), 11/25/2034	86,035	82,938
IMPAC CMB Trust, FLR, 1.407% (LIBOR - 1mo. + 0.92%), 11/25/2034	90,563	85,330
IMPAC Secured Assets Corp., FLR, 0.837% (LIBOR - 1mo. + 0.35%), 5/25/2036	221,985	189,524
Interstar Millennium Trust, FLR, 1.141% (LIBOR - 3mo. + 0.4%), 3/14/2036	54,209	50,788
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 1.7% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	3,498,000	3,279,323
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.601% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	6,445,041	6,231,103
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.714% (LIBOR - 1mo. + 0.9%), 6/17/2037 (n)	12,038,180	11,627,588
JPMorgan Chase & Co., 4.717%, 2/15/2046 (n)	5,722,376	5,797,677
JPMorgan Chase Commercial Mortgage Securities Corp., 1.213%, 9/15/2050 (i)	39,730,695	2,103,518
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.751% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	3,789,000	3,259,646
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 2.314% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	5,578,000	5,138,576
LoanCore Ltd., 2018-CRE1, “C”, FLR, 3.364% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	1,859,500	1,569,990
LoanCore Ltd., 2019-CRE3, “A”, FLR, 1.864% (LIBOR - 1mo. + 1.05%), 4/15/2034 (n)	5,044,500	4,705,156
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 2.184% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	7,368,000	6,606,772

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Loomis, Sayles & Co., CLO, “A2”, FLR, 2.618% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	$8,246,053	$7,751,809
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 2.118% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	4,001,385	3,821,322
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 2.635% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	6,806,093	6,468,504
Madison Park Funding Ltd., 2014-15A, “A2R”, FLR, 2.491% (LIBOR - 3mo. + 1.5%), 1/27/2026 (n)	7,414,000	7,156,378
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 2.335% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	9,726,000	9,201,282
Man GLG U.S. CLO Ltd., 2018-2A, “BR”, FLR, 3.668% (LIBOR - 3mo. + 2.45%), 10/15/2028	6,297,302	5,656,356
Merrill Lynch Mortgage Investors, Inc., 3.792%, 2/25/2037 (a)(d)(q)	1,789,859	329,183
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.617% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	5,056,000	4,616,447
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.917% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	5,056,000	4,579,173
MidOcean Credit CLO, 2012-1A, “A2RR”, FLR, 2.519% (LIBOR - 3mo. + 1.3%), 1/15/2024 (n)	8,303,141	7,864,951
Morgan Stanley Bank of America Merrill Lynch Trust, 2.655%, 2/15/2046	5,146,113	5,168,847
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.573%, 5/15/2050 (i)	43,214,769	2,582,402
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.588%, 6/15/2050 (i)	18,646,785	1,212,360
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 1.032%, 12/15/2051 (i)	54,237,700	3,089,108
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 2.935% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	8,600,000	8,347,349
Nationstar HECM Loan Trust, 2018-2A, “M1”, 3.551%, 7/25/2028 (n)	3,332,000	3,315,133
Nationstar HECM Loan Trust, 2018-3, “A”, 3.554%, 11/25/2028 (n)	1,468,156	1,470,229
Nationstar HECM Loan Trust, 2018-3A, “M1”, 3.903%, 11/25/2028 (n)	3,700,000	3,697,928
Nationstar HECM Loan Trust, 2019-1A, “A”, 2.651%, 6/25/2029 (n)	1,679,793	1,673,787
Navistar Financial Dealer Note Master Owner Trust, 2018-1, “B”, FLR, 1.287% (LIBOR - 1mo. + 0.8%), 9/25/2023 (n)	924,000	901,536
Navistar Financial Dealer Note Master Owner Trust, 2018-1, “C”, FLR, 1.537% (LIBOR - 1mo. + 1.05%), 9/25/2023 (n)	1,039,000	1,013,136
Navistar Financial Dealer Note Master Owner Trust, 2019-1, “C”, FLR, 1.437% (LIBOR - 1mo. + 0.95%), 5/25/2024 (n)	1,471,000	1,437,171

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 2.735% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	$5,023,883	$4,660,189
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	2,577,000	2,559,142
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	3,908,000	3,769,463
OneMain Financial Issuance Trust, 17-1A, “B”, 2.79%, 9/14/2032 (n)	4,500,000	4,156,459
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	7,992,153	7,992,153
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (n)	6,409	6,451
Oscar U.S. Funding Trust, 2018-2A, “A3”, 3.39%, 9/12/2022 (n)	2,710,000	2,750,035
Ownit Mortgage Loan Asset-Backed Certificates, 3.121%, 10/25/2035	1,247,954	751,626
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 3.033% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	13,000,000	12,296,531
PFS Financing Corp., 2019-B, “A”, FLR, 1.364% (LIBOR - 1mo. + 0.55%), 9/15/2023 (n)	7,509,000	7,275,652
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	708,658	708,758
Santander Drive Auto Receivables Trust, 2018-1, “B”, 2.63%, 7/15/2022	37,246	37,258
Santander Drive Auto Receivables Trust, 2019-2, “B”, 2.79%, 1/16/2024	4,920,000	4,929,735
Santander Retail Auto Lease Trust, 2017-A, “B”, 2.68%, 1/20/2022 (n)	3,246,000	3,250,686
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	1,376,848	1,379,326
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	1,763,937	1,767,102
Shackelton CLO Ltd., 2013-4RA, “B”, FLR, 3.211% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	2,268,542	1,957,629
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 2.785% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	2,414,922	2,135,025
Shelter Growth CRE, 2019-FL2, “A”, FLR, 1.914% (LIBOR - 1mo. + 1.1%), 5/15/2036 (n)	9,381,839	8,676,916
SPS Servicer Advance Receivables Trust, 2.24%, 10/15/2051 (n)	4,500,000	4,440,774
SPS Servicer Advance Receivables Trust, 2.34%, 10/15/2051 (n)	817,000	806,158
SPS Servicer Advance Receivables Trust, 2.39%, 10/15/2051 (n)	982,000	968,981
Starwood Waypoint Homes Trust, 2017-1, “B”, FLR, 1.984% (LIBOR - 1mo. + 1.17%), 1/17/2035 (n)	5,019,511	4,842,824
Thacher Park CLO Ltd., 2014-1A, “CR”, FLR, 3.335% (LIBOR - 3mo. + 2.2%), 10/20/2026 (n)	4,301,000	4,096,900

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Thornburg Mortgage Securities Trust, FLR, 1.167% (LIBOR - 1mo. + 0.68%), 4/25/2043	$178,888	$173,910
TICP CLO Ltd., 2018-3R, “B”, FLR, 2.485% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	2,132,575	2,010,835
TICP CLO Ltd., 2018-3R, “C”, FLR, 2.935% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	3,742,444	3,470,787
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 2.201% (LIBOR - 1mo. + 1.45%), 11/15/2037 (n)	6,176,000	5,685,896
Tricon American Homes Trust, 2015-SFR1, “1A”, 2.589%, 11/17/2033 (n)	11,206,955	11,230,794
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.158%, 11/15/2050 (i)	30,659,322	1,561,427
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 1.176%, 12/15/2051 (i)	26,054,602	1,694,617
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	3,075,000	3,083,541
Veros Auto Receivables Trust, 2018-1, “A”, 3.63%, 5/15/2023 (n)	357,579	357,587
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	4,980,095	4,936,271
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (n)	1,140,522	1,140,527
West CLO Ltd., 2014-2A, “A1BR”, 2.724%, 1/16/2027 (n)	2,095,353	2,084,876
WF-RBS Commercial Mortgage Trust, 2011-C3, “A4”, 4.375%, 3/15/2044 (n)	7,430,817	7,484,161
Wind River CLO Ltd., 2012-1A, “BR2”, FLR, 2.668% (LIBOR - 3mo. + 1.45%), 1/15/2026 (n)	7,668,906	7,517,499
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 2.919% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	2,785,924	2,549,095

		$556,467,721
Automotive - 4.1%
BMW U.S. Capital LLC, 3.1%, 4/12/2021 (n)	$6,163,000	$6,191,702
Ford Motor Credit Co. LLC, 5.085%, 1/07/2021	3,414,000	3,337,185
Ford Motor Credit Co. LLC, 5.75%, 2/01/2021	4,369,000	4,259,775
Ford Motor Credit Co. LLC, 3.087%, 1/09/2023	3,353,000	3,016,652
Ford Motor Credit Co. LLC, 4.063%, 11/01/2024	7,180,000	6,246,600
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	4,372,000	4,380,617
Harley-Davidson Financial Services, FLR, 2.52% (LIBOR - 3mo. + 0.94%), 3/02/2021 (n)	4,773,000	4,692,189
Hyundai Capital America, 3.75%, 7/08/2021 (n)	3,173,000	3,184,232
Hyundai Capital America, 2.85%, 11/01/2022 (n)	4,203,000	4,100,993
Hyundai Capital America, 2.375%, 2/10/2023 (n)	2,145,000	2,063,977
Hyundai Capital America, 5.75%, 4/06/2023 (n)	5,059,000	5,352,983
Toyota Motor Credit Corp., 2.9%, 3/30/2023	6,900,000	7,232,518
Toyota Motor Credit Corp., 3%, 4/01/2025	9,200,000	9,807,937
Volkswagen Group of America Co., 3.875%, 11/13/2020 (n)	3,789,000	3,795,155

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Volkswagen Group of America Co., 4%, 11/12/2021 (n)	$3,789,000	$3,848,594
Volkswagen Group of America Co., 2.85%, 9/26/2024 (n)	4,128,000	4,052,886

		$75,563,995
Broadcasting - 0.5%
Fox Corp., 3.666%, 1/25/2022	$2,478,000	$2,568,004
Fox Corp., 3.05%, 4/07/2025	2,523,000	2,677,589
Interpublic Group of Companies, Inc., 3.5%, 10/01/2020	4,621,000	4,650,711

		$9,896,304
Brokerage & Asset Managers - 1.9%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$12,941,000	$13,212,542
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	8,540,000	8,614,725
National Securities Clearing Corp., 1.2%, 4/23/2023 (n)	9,500,000	9,504,343
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	3,257,000	3,273,744

		$34,605,354
Business Services - 0.0%
NXP Semiconductors N.V., 2.7%, 5/01/2025 (n)	$666,000	$673,388

Cable TV - 0.7%
Comcast Corp., 3.1%, 4/01/2025	$3,000,000	$3,236,602
SES S.A., 3.6%, 4/04/2023 (n)	10,292,000	10,114,279

		$13,350,881
Chemicals - 0.7%
DuPont de Nemours, Inc., 2.169%, 5/01/2023	$12,777,000	$12,862,241

Computer Software - 1.0%
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)	$1,522,000	$1,655,528
Dell Investments LLC/EMC Corp., 4.42%, 6/15/2021	11,246,000	11,428,626
Dell Investments LLC/EMC Corp., 4%, 7/15/2024 (n)	4,900,000	4,974,638

		$18,058,792
Computer Software - Systems - 0.3%
Apple, Inc., 1.7%, 9/11/2022	$4,996,000	$5,125,558

Conglomerates - 0.9%
Roper Technologies, Inc., 2.8%, 12/15/2021	$5,166,000	$5,269,837
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	9,068,000	9,104,373
Westinghouse Air Brake Technologies Corp., FLR, 2.04% (LIBOR - 3mo. + 1.05%), 9/15/2021	2,310,000	2,228,715

		$16,602,925

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 0.5%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$8,307,000	$8,457,927

Consumer Services - 0.8%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$5,754,000	$5,947,492
Booking Holdings, Inc., 4.1%, 4/13/2025	3,164,000	3,360,676
QVC, Inc., 5.125%, 7/02/2022	4,761,000	4,677,683

		$13,985,851
Electronics - 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.625%, 1/15/2024	$3,547,000	$3,703,318
Broadcom, Inc., 4.7%, 4/15/2025 (n)	2,207,000	2,433,552
Microchip Technology, Inc., 3.922%, 6/01/2021	5,910,000	6,005,704

		$12,142,574
Emerging Market Quasi-Sovereign - 0.5%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$5,946,000	$5,917,459
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	2,973,000	3,039,804

		$8,957,263
Energy - Integrated - 1.7%
Cenovus Energy, Inc., 3%, 8/15/2022	$5,195,000	$4,584,985
Cenovus Energy, Inc., 3.8%, 9/15/2023	2,432,000	2,029,176
Eni S.p.A., 4%, 9/12/2023 (n)	5,011,000	5,106,727
Exxon Mobil Corp., 1.571%, 4/15/2023	9,200,000	9,317,601
Exxon Mobil Corp., 2.992%, 3/19/2025	8,910,000	9,515,263

		$30,553,752
Entertainment - 0.2%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	$3,003,000	$2,732,117

Financial Institutions - 1.3%
AerCap Ireland Capital DAC, 4.45%, 12/16/2021	$5,924,000	$5,523,775
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	6,254,000	5,804,905
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	6,364,000	5,825,856
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	5,703,000	4,906,968
Century Housing Corp., 3.995%, 11/01/2021	2,421,000	2,530,325

		$24,591,829
Food & Beverages - 1.4%
Conagra Brands, Inc., 3.8%, 10/22/2021	$3,274,000	$3,376,739
Conagra Brands, Inc., FLR, 1.847% (LIBOR - 3mo. + 0.75%), 10/22/2020	1,225,000	1,223,374
Constellation Brands, Inc., 4.25%, 5/01/2023	5,791,000	6,206,785

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Constellation Brands, Inc., FLR, 2.391% (LIBOR - 3mo. + 0.7%), 11/15/2021	$2,341,000	$2,303,612
Diageo Capital PLC, 3%, 5/18/2020	3,777,000	3,780,582
Diageo Capital PLC, 1.375%, 9/29/2025	3,816,000	3,814,290
Mondelez International, Inc., 2.125%, 4/13/2023	3,448,000	3,509,643
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	1,900,000	1,970,291

		$26,185,316
Gaming & Lodging - 1.1%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$4,936,000	$4,787,920
Las Vegas Sands Corp., 3.2%, 8/08/2024	5,950,000	5,782,794
Marriott International, Inc., 2.3%, 1/15/2022	7,903,000	7,654,833
Marriott International, Inc., 5.75%, 5/01/2025	1,105,000	1,154,797
Marriott International, Inc., 3.75%, 10/01/2025	1,655,000	1,562,771

		$20,943,115
Industrial - 0.1%
Howard University, Washington D.C., 2.638%, 10/01/2021	$366,000	$368,719
Howard University, Washington D.C., 2.738%, 10/01/2022	385,000	389,292
Howard University, Washington D.C., 2.801%, 10/01/2023	424,000	433,020
Howard University, Washington D.C., 2.416%, 10/01/2024	467,000	476,213
Howard University, Washington D.C., 2.516%, 10/01/2025	578,000	577,776

		$2,245,020
Insurance - Health - 0.4%
UnitedHealth Group, Inc., 1.95%, 10/15/2020	$6,409,000	$6,409,148

Insurance - Property & Casualty - 0.5%
Ambac Assurance Corp., 5.1%, 6/07/2020 (n)	$23,513	$31,273
Ambac LSNI, LLC, FLR, 6.45% (LIBOR - 3mo. + 5%), 2/12/2023 (n)	88,422	84,001
Aon PLC, 2.2%, 11/15/2022	3,374,000	3,436,690
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	4,842,000	4,990,041

		$8,542,005
International Market Quasi-Sovereign - 0.6%
Dexia Credit Local S.A. (Kingdom of Belgium), 1.875%, 9/15/2021 (n)	$7,590,000	$7,719,683
Kommunalbanken A.S. (Kingdom of Norway), 1.375%, 10/26/2020 (n)	3,870,000	3,887,376

		$11,607,059
Internet - 0.2%
Baidu, Inc., 3.875%, 9/29/2023	$3,736,000	$3,894,033

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 0.7%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$6,502,000	$6,785,319
CNH Industrial N.V., 4.5%, 8/15/2023	4,043,000	4,139,586
Deere & Co., 2.75%, 4/15/2025	2,375,000	2,528,532

		$13,453,437
Major Banks - 13.2%
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	$5,197,000	$5,244,189
Bank of America Corp., 2.369%, 7/21/2021	12,687,000	12,694,022
Bank of America Corp., 2.738% to 1/23/2021, FLR (LIBOR - 3mo. + 2.738%) to 1/23/2022	16,298,000	16,398,923
Bank of America Corp., 2.881%, 4/24/2023	7,801,000	7,971,011
Bank of America Corp., 4.2%, 8/26/2024	3,106,000	3,360,678
Bank of Montreal, 2.05%, 11/01/2022	4,809,000	4,894,687
Barclays PLC, 4.61%, 2/15/2023	14,012,000	14,558,945
Barclays PLC, 2.852%, 5/07/2026	2,564,000	2,564,000
Citibank N.A., 2.125%, 10/20/2020	7,397,000	7,428,010
Credit Agricole, “A”, FLR, 2.741% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	3,030,000	3,020,780
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	4,820,000	4,933,151
DNB Bank A.S.A., 2.125%, 10/02/2020 (n)	6,394,000	6,424,167
Goldman Sachs Group, Inc., 3%, 4/26/2022	11,318,000	11,465,707
Goldman Sachs Group, Inc., 3.5%, 4/01/2025	5,300,000	5,639,553
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	4,311,000	4,420,526
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	3,245,000	3,339,873
JPMorgan Chase & Co., 3.25%, 9/23/2022	6,867,000	7,185,984
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	9,760,000	10,068,397
JPMorgan Chase & Co., 2.776% to 4/25/2022, FLR (LIBOR - 3mo. + 0.935%) to 4/25/2023	7,272,000	7,446,044
JPMorgan Chase & Co., 3.375%, 5/01/2023	4,455,000	4,665,018
JPMorgan Chase & Co., 2.005% to 3/13/2025, FLR (SOFR + 1.585%) to 3/13/2026	7,223,000	7,293,107
KeyBank N.A., 3.3%, 2/01/2022	2,685,000	2,770,316
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	932,000	946,456
Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	4,535,000	4,648,325
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	7,462,000	7,613,100
Morgan Stanley, 5.5%, 7/28/2021	7,039,000	7,382,664
NatWest Markets PLC, 3.625%, 9/29/2022 (n)	2,861,000	2,952,693
Royal Bank of Canada, 1.6%, 4/17/2023	10,000,000	10,047,001
Royal Bank of Scotland Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	4,424,000	4,685,124

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
State Street Corp., 2.825% to 3/30/2022, FLR (SOFR + 2.69%) to 3/30/2023 (n)	$2,834,000	$2,912,484
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.7%) to 3/30/2026 (n)	1,300,000	1,380,723
UBS Group Funding (Switzerland) AG, 2.65%, 2/01/2022 (n)	8,927,000	9,080,282
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	12,134,000	12,487,331
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	6,146,000	6,211,732
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	4,734,000	4,882,742
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	4,503,000	4,548,453
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	9,707,000	9,753,909

		$243,320,107
Medical & Health Technology & Services - 1.0%
Becton, Dickinson and Co., 2.404%, 6/05/2020	$2,975,000	$2,974,498
Becton, Dickinson and Co., 2.894%, 6/06/2022	3,466,000	3,553,889
Cigna Corp., FLR, 1.493% (LIBOR - 3mo. + 0.65%), 9/17/2021	4,598,000	4,520,433
HCA, Inc., 5%, 3/15/2024	7,222,000	7,834,227

		$18,883,047
Medical Equipment - 0.1%
Zimmer Biomet Holdings, Inc., FLR, 1.802% (LIBOR - 3mo. + 0.75%), 3/19/2021	$1,298,000	$1,283,983

Metals & Mining - 1.4%
Anglo American Capital PLC, 3.625%, 9/11/2024 (n)	$3,044,000	$3,047,160
Anglo American Capital PLC, 5.375%, 4/01/2025 (n)	4,500,000	4,841,412
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	2,282,000	2,345,417
Glencore Funding LLC, 3%, 10/27/2022 (n)	2,204,000	2,186,699
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	4,410,000	4,523,826
Steel Dynamics, Inc., 4.125%, 9/15/2025	9,352,000	9,351,336

		$26,295,850
Midstream - 1.6%
El Paso LLC, 6.5%, 9/15/2020	$6,336,000	$6,408,972
Energy Transfer Operating Co., 2.9%, 5/15/2025	2,394,000	2,228,381
MPLX LP, 3.5%, 12/01/2022 (n)	8,713,000	8,605,419
MPLX LP, 3.375%, 3/15/2023	1,725,000	1,694,458
MPLX LP, FLR, 1.899% (LIBOR - 3mo. + 0.9%), 9/09/2021	3,497,000	3,289,952
Western Midstream Operating LP, 3.1%, 2/01/2025	3,357,000	3,063,263
Western Midstream Operating LP, FLR, 2.161% (LIBOR - 3mo. + 0.85%), 1/13/2023	4,795,000	3,908,437

		$29,198,882

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - 1.3%
Fannie Mae, 5%, 12/01/2020 - 7/01/2023	$107,307	$112,633
Fannie Mae, 4.5%, 3/01/2023 - 5/01/2033	305,575	316,213
Fannie Mae, 3%, 12/01/2031	1,899,752	2,026,149
Fannie Mae, 3.71%, 2/01/2033	20,414	20,623
Fannie Mae, 3.605%, 3/01/2033	54,360	54,604
Fannie Mae, 2%, 5/25/2044	4,421,485	4,530,029
Freddie Mac, 5%, 8/01/2020	3,838	4,027
Freddie Mac, 1.015%, 4/25/2024 (i)	323,123	8,691
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	12,825,915	13,772,274
Freddie Mac, 2%, 7/15/2042	2,413,039	2,467,744
Ginnie Mae, 3.25%, 7/20/2032	50,202	51,910

		$23,364,897
Municipals - 1.2%
Illinois Sales Tax Securitization Corp., Second Lien, “B”, 2.128%, 1/01/2023	$1,205,000	$1,171,152
Illinois Sales Tax Securitization Corp., Second Lien, “B”, 2.225%, 1/01/2024	2,890,000	2,770,845
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	10,353,000	9,910,927
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.384%, 6/15/2022	1,770,000	1,792,001
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.551%, 6/15/2023	1,835,000	1,866,800
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.631%, 6/15/2024	1,720,000	1,756,567
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	2,735,000	2,705,599

		$21,973,891
Network & Telecom - 0.3%
AT&T, Inc., 3.2%, 3/01/2022	$5,118,000	$5,307,127

Oil Services - 0.0%
Halliburton Co., 3.8%, 11/15/2025	$443,000	$427,847

Oils - 0.8%
Marathon Petroleum Corp., 4.75%, 12/15/2023	$6,948,000	$7,005,558
Phillips 66, FLR, 2.246% (LIBOR - 3mo. + 0.6%), 2/26/2021	3,020,000	2,960,398
Valero Energy Corp., 2.85%, 4/15/2025	3,872,000	3,840,649

		$13,806,605

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 3.8%
American Express Co., 3.7%, 11/05/2021	$4,725,000	$4,876,652
Banque Federative du Credit Mutuel S.A., 2.2%, 7/20/2020 (n)	6,421,000	6,440,128
BBVA USA, 3.5%, 6/11/2021	4,852,000	4,892,882
BBVA USA, 2.875%, 6/29/2022	6,688,000	6,721,890
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	4,237,000	4,146,763
Citigroup, Inc., 4.5%, 1/14/2022	7,500,000	7,865,100
Discover Bank, 3.1%, 6/04/2020	3,205,000	3,205,556
Groupe BPCE S.A., 4%, 9/12/2023 (n)	3,667,000	3,854,576
Groupe BPCE S.A., FLR, 2.024% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	3,667,000	3,578,222
National Bank of Canada, 2.15%, 10/07/2022 (n)	5,017,000	5,083,961
SunTrust Banks, Inc., 2.7%, 1/27/2022	5,086,000	5,197,851
SunTrust Banks, Inc., 2.8%, 5/17/2022	7,376,000	7,606,903
UBS AG, 1.75%, 4/21/2022 (n)	7,075,000	7,104,872

		$70,575,356
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.6%, 12/15/2025	$2,681,000	$2,715,311

Pharmaceuticals - 1.9%
AbbVie, Inc., 2.15%, 11/19/2021 (n)	$3,374,000	$3,417,339
Allergan Funding SCS, 3.45%, 3/15/2022	7,454,000	7,639,654
Bayer U.S. Finance II LLC, 3.5%, 6/25/2021 (n)	11,136,000	11,363,050
Bristol-Myers Squibb Co., 2.875%, 8/15/2020 (n)	6,424,000	6,457,402
Bristol-Myers Squibb Co., 2.75%, 2/15/2023 (n)	4,506,000	4,736,315
Bristol-Myers Squibb Co., FLR, 2.072% (LIBOR - 3mo. + 0.38%), 5/16/2022 (n)	1,477,000	1,469,399

		$35,083,159
Printing & Publishing - 0.2%
Moody’s Corp., 3.25%, 6/07/2021	$4,108,000	$4,188,500

Restaurants - 0.1%
McDonald’s Corp., 3.3%, 7/01/2025	$2,400,000	$2,614,828

Retailers - 0.3%
Alimentation Couche-Tard, Inc., 2.7%, 7/26/2022 (n)	$4,277,000	$4,300,851
Macy’s Retail Holdings, Inc., 3.875%, 1/15/2022	1,102,000	927,057

		$5,227,908
Specialty Stores - 0.3%
TJX Cos., Inc., 3.5%, 4/15/2025	$4,800,000	$5,176,589

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 1.5%
American Tower Corp., REIT, 2.8%, 6/01/2020	$2,158,000	$2,158,024
American Tower Corp., REIT, 2.25%, 1/15/2022	6,500,000	6,590,834
Crown Castle International Corp., 3.4%, 2/15/2021	2,140,000	2,159,753
Crown Castle International Corp., 3.15%, 7/15/2023	5,334,000	5,587,499
SBA Tower Trust, 2.877%, 7/09/2021 (n)	1,843,000	1,851,289
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)	8,673,000	9,171,004

		$27,518,403
Tobacco - 1.0%
B.A.T Capital Corp., 2.764%, 8/15/2022	$2,445,000	$2,477,268
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	3,152,000	3,157,866
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	8,283,000	8,392,400
Philip Morris International, Inc., 1.125%, 5/01/2023	3,763,000	3,756,536

		$17,784,070
Transportation - Services - 1.1%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/2022	$10,067,000	$9,785,728
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	2,674,000	2,635,541
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	1,144,000	1,177,698
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	1,536,000	1,569,314
TTX Co., 2.6%, 6/15/2020 (n)	5,870,000	5,868,850

		$21,037,131
U.S. Treasury Obligations - 12.6%
U.S. Treasury Notes, 2.625%, 12/15/2021	$90,125,000	$93,673,672
U.S. Treasury Notes, 1.875%, 2/28/2022	6,075,000	6,260,335
U.S. Treasury Notes, 1.875%, 4/30/2022	33,048,000	34,142,715
U.S. Treasury Notes, 2.375%, 1/31/2023 (f)	91,675,000	97,050,163

		$231,126,885
Utilities - Electric Power - 2.6%
Dominion Energy, Inc., 2.579%, 7/01/2020	$4,253,000	$4,254,304
Emera U.S. Finance LP, 2.7%, 6/15/2021	1,609,000	1,618,148
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	9,251,000	9,304,042
Florida Power & Light Co., 2.85%, 4/01/2025	2,177,000	2,358,934
Florida Power & Light Co., FLR, 2.137% (LIBOR - 3mo. + 0.4%), 5/06/2022	4,927,000	4,883,199
NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	8,713,000	8,857,374
NextEra Energy, Inc., 2.9%, 4/01/2022	4,867,000	5,027,825
WEC Energy Group, Inc., 3.375%, 6/15/2021	4,274,000	4,380,153
WEC Energy Group, Inc., 3.1%, 3/08/2022	2,849,000	2,937,645
Xcel Energy, Inc., 2.4%, 3/15/2021	4,070,000	4,102,366

		$47,723,990
Total Bonds (Identified Cost, $1,842,201,933)		$1,827,175,847

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 2.3%
Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 0.41% (v) (Identified Cost, $43,169,426)	43,162,402	$43,166,718

Other Assets, Less Liabilities - (1.6)%		(29,530,754)
Net Assets - 100.0%		$1,840,811,811

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $43,166,718 and $1,827,175,847, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $810,813,438, representing 44.0% of net assets.

(q)	Interest received was less than stated coupon rate.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Derivative Contracts at 4/30/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	440	$96,989,063	June - 2020	$1,412,897

26

Portfolio of Investments – continued

Cleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Interest Rate Swaps
7/15/21	USD	132,200,000	centrally cleared	1.88%/ Semi-annually	1.22% (3-Month LIBOR)/Quarterly	$2,955,277	$—	$2,955,277
9/19/21	USD	85,600,000	centrally cleared	1.57%/ Semi-annually	0.72% (1-Month LIBOR)/Monthly	1,766,548	—	1,766,548

						$4,721,825	$—	$4,721,825

At April 30, 2020, the fund had liquid securities with an aggregate value of $2,165,957 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,842,201,933)	$1,827,175,847
Investments in affiliated issuers, at value (identified cost, $43,169,426)	43,166,718
Receivables for
Net daily variation margin on open futures contracts	10,313
Fund shares sold	9,654,097
Interest	9,787,784
Receivable from investment adviser	123,570
Other assets	4,201
Total assets	$1,889,922,530

Liabilities
Payable to custodian	$5,762
Payables for
Distributions	324,548
Net daily variation margin on open cleared swap agreements	64,278
Investments purchased	45,976,217
Fund shares reacquired	1,939,053
Payable to affiliates
Administrative services fee	1,501
Shareholder servicing costs	599,823
Distribution and service fees	11,167
Program manager fees	550
Payable for independent Trustees’ compensation	132
Accrued expenses and other liabilities	187,688
Total liabilities	$49,110,719
Net assets	$1,840,811,811

Net assets consist of
Paid-in capital	$1,886,586,288
Total distributable earnings (loss)	(45,774,477)
Net assets	$1,840,811,811
Shares of beneficial interest outstanding	310,127,957

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$730,945,087	122,983,269	$5.94
Class B	2,713,934	457,590	5.93
Class C	42,280,995	7,116,985	5.94
Class I	258,164,128	43,625,648	5.92
Class R1	1,593,464	268,833	5.93
Class R2	1,579,317	265,707	5.94
Class R3	1,512,128	254,252	5.95
Class R4	241,763	40,548	5.96
Class R6	599,945,010	101,153,703	5.93
Class 529A	155,470,928	26,158,884	5.94
Class 529B	3,506,957	591,440	5.93
Class 529C	42,858,100	7,211,098	5.94

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.09 [100 / 97.50 x $5.94] and $6.09 [100 / 97.50 x $5.94], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$50,949,451
Other	1,182,148
Dividends from affiliated issuers	827,213
Total investment income	$52,958,812
Expenses
Management fee	$6,659,124
Distribution and service fees	2,987,790
Shareholder servicing costs	1,537,623
Program manager fees	91,765
Administrative services fee	239,251
Independent Trustees’ compensation	28,777
Custodian fee	134,748
Shareholder communications	151,357
Audit and tax fees	67,308
Legal fees	14,668
Miscellaneous	322,088
Total expenses	$12,234,499
Fees paid indirectly	(3,751)
Reduction of expenses by investment adviser and distributor	(1,924,900)
Net expenses	$10,305,848
Net investment income (loss)	$42,652,964

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$5,323,337
Affiliated issuers	8,234
Futures contracts	498,123
Swap agreements	(266,095)
Foreign currency	(37)
Net realized gain (loss)	$5,563,562
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(16,178,593)
Affiliated issuers	(2,964)
Futures contracts	1,412,897
Swap agreements	4,721,825
Net unrealized gain (loss)	$(10,046,835)
Net realized and unrealized gain (loss)	$(4,483,273)
Change in net assets from operations	$38,169,691

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/20	4/30/19
Change in net assets

From operations
Net investment income (loss)	$42,652,964	$33,749,977
Net realized gain (loss)	5,563,562	(912,411)
Net unrealized gain (loss)	(10,046,835)	18,871,826
Change in net assets from operations	$38,169,691	$51,709,392
Total distributions to shareholders	$(44,522,134)	$(34,717,671)
Change in net assets from fund share transactions	$259,495,537	$191,833,802
Total change in net assets	$253,143,094	$208,825,523

Net assets
At beginning of period	1,587,668,717	1,378,843,194
At end of period	$1,840,811,811	$1,587,668,717

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.96	$5.90	$5.99	$6.00		$6.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.14	$0.10	$0.07	(c)	$0.06
Net realized and unrealized gain (loss)	(0.01)	0.06	(0.08)	(0.00	)(w)	(0.02)
Total from investment operations	$0.13	$0.20	$0.02	$0.07		$0.04

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.11)	$(0.08)		$(0.07)
Net asset value, end of period (x)	$5.94	$5.96	$5.90	$5.99		$6.00
Total return (%) (r)(s)(t)(x)	2.21	3.43	0.36	1.12	(c)	0.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	0.83	0.82	(c)	0.85
Expenses after expense reductions (f)	0.64	0.71	0.72	0.72	(c)	0.74
Net investment income (loss)	2.41	2.30	1.68	1.11	(c)	0.94
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$730,945	$606,885	$486,144	$514,304		$462,778

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.95	$5.88	$5.97	$5.98		$6.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.06	$0.02	(c)	$0.01
Net realized and unrealized gain (loss)	(0.01)	0.07	(0.08)	(0.00	)(w)	(0.01)
Total from investment operations	$0.09	$0.16	$(0.02)	$0.02		$0.00 (w)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)	$(0.07)	$(0.03)		$(0.03)
Net asset value, end of period (x)	$5.93	$5.95	$5.88	$5.97		$5.98
Total return (%) (r)(s)(t)(x)	1.45	2.83	(0.39)	0.35	(c)	(0.07)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.58	1.58	(c)	1.60
Expenses after expense reductions (f)	1.39	1.46	1.48	1.47	(c)	1.50
Net investment income (loss)	1.67	1.56	0.93	0.37	(c)	0.20
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$2,714	$3,703	$3,779	$5,286		$6,477

Class C	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.96	$5.89	$5.98	$5.99		$6.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.05	$0.02	(c)	$0.01
Net realized and unrealized gain (loss)	(0.01)	0.07	(0.08)	(0.00	)(w)	(0.02)
Total from investment operations	$0.08	$0.16	$(0.03)	$0.02		$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.06)	$(0.03)		$(0.02)
Net asset value, end of period (x)	$5.94	$5.96	$5.89	$5.98		$5.99
Total return (%) (r)(s)(t)(x)	1.35	2.73	(0.49)	0.26	(c)	(0.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.58	1.58	(c)	1.60
Expenses after expense reductions (f)	1.49	1.56	1.58	1.57	(c)	1.59
Net investment income (loss)	1.57	1.45	0.83	0.27	(c)	0.09
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$42,281	$47,447	$56,372	$95,767		$119,063

See Notes to Financial Statements

33

Financial Highlights – continued

Class I	Year ended

	4/30/20		4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.93		$5.87	$5.96	$5.97		$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15		$0.14	$0.11	$0.08	(c)	$0.07
Net realized and unrealized gain (loss)	(0.00	)(w)	0.07	(0.08)	(0.00	)(w)	(0.02)
Total from investment operations	$0.15		$0.21	$0.03	$0.08		$0.05

Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.15)	$(0.12)	$(0.09)		$(0.08)
Net asset value, end of period (x)	$5.92		$5.93	$5.87	$5.96		$5.97
Total return (%) (r)(s)(t)(x)	2.54		3.59	0.51	1.27	(c)	0.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55		0.57	0.58	0.58	(c)	0.60
Expenses after expense reductions (f)	0.49		0.56	0.58	0.57	(c)	0.59
Net investment income (loss)	2.56		2.46	1.81	1.28	(c)	1.10
Portfolio turnover	41		55	57	54		30
Net assets at end of period (000 omitted)	$258,164		$187,021	$141,291	$257,580		$222,997

Class R1	Year ended

	4/30/20		4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.94		$5.88	$5.97	$5.98		$6.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09		$0.09	$0.05	$0.02	(c)	$0.01
Net realized and unrealized gain (loss)	(0.00	)(w)	0.06	(0.08)	(0.00	)(w)	(0.02)
Total from investment operations	$0.09		$0.15	$(0.03)	$0.02		$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.09)	$(0.06)	$(0.03)		$(0.02)
Net asset value, end of period (x)	$5.93		$5.94	$5.88	$5.97		$5.98
Total return (%) (r)(s)(t)(x)	1.52		2.55	(0.49)	0.26	(c)	(0.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55		1.57	1.58	1.58	(c)	1.60
Expenses after expense reductions (f)	1.48		1.56	1.58	1.57	(c)	1.60
Net investment income (loss)	1.57		1.47	0.83	0.26	(c)	0.09
Portfolio turnover	41		55	57	54		30
Net assets at end of period (000 omitted)	$1,593		$451	$294	$328		$484

See Notes to Financial Statements

34

Financial Highlights – continued

Class R2	Year ended

	4/30/20		4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.96		$5.89	$5.98	$6.00		$6.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13		$0.12	$0.08	$0.05	(c)	$0.04
Net realized and unrealized gain (loss)	(0.01)		0.07	(0.07)	(0.01)		(0.00	)(w)
Total from investment operations	$0.12		$0.19	$0.01	$0.04		$0.04

Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.12)	$(0.10)	$(0.06)		$(0.06)
Net asset value, end of period (x)	$5.94		$5.96	$5.89	$5.98		$6.00
Total return (%) (r)(s)(t)(x)	1.96		3.34	0.11	0.70	(c)	0.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05		1.07	1.08	1.08	(c)	1.10
Expenses after expense reductions (f)	0.90		0.96	0.98	0.97	(c)	0.99
Net investment income (loss)	2.17		2.04	1.42	0.87	(c)	0.69
Portfolio turnover	41		55	57	54		30
Net assets at end of period (000 omitted)	$1,579		$2,524	$2,908	$3,504		$3,517

Class R3	Year ended

	4/30/20		4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.96		$5.90	$5.99	$6.00		$6.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14		$0.13	$0.09	$0.06	(c)	$0.05
Net realized and unrealized gain (loss)	(0.00	)(w)	0.06	(0.07)	(0.00	)(w)	(0.02)
Total from investment operations	$0.14		$0.19	$0.02	$0.06		$0.03

Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.13)	$(0.11)	$(0.07)		$(0.06)
Net asset value, end of period (x)	$5.95		$5.96	$5.90	$5.99		$6.00
Total return (%) (r)(s)(t)(x)	2.28		3.32	0.26	1.02	(c)	0.58

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80		0.82	0.83	0.83	(c)	0.85
Expenses after expense reductions (f)	0.75		0.81	0.83	0.82	(c)	0.84
Net investment income (loss)	2.32		2.19	1.57	1.01	(c)	0.84
Portfolio turnover	41		55	57	54		30
Net assets at end of period (000 omitted)	$1,512		$2,249	$2,140	$2,769		$3,288

See Notes to Financial Statements

35

Financial Highlights – continued

Class R4	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.99	$5.89	$5.98	$6.00		$6.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.11	$0.08	(c)	$0.07
Net realized and unrealized gain (loss)	(0.02)	0.10 (g)	(0.08)	(0.01)		(0.02)
Total from investment operations	$0.13	$0.25	$0.03	$0.07		$0.05

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.12)	$(0.09)		$(0.08)
Net asset value, end of period (x)	$5.96	$5.99	$5.89	$5.98		$6.00
Total return (%) (r)(s)(t)(x)	2.20	4.28	0.51	1.10	(c)	0.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.63	0.58	0.58	(c)	0.60
Expenses after expense reductions (f)	0.49	0.62	0.58	0.57	(c)	0.59
Net investment income (loss)	2.58	2.60	1.84	1.27	(c)	1.09
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$242	$304	$6,537	$6,516		$6,946

Class R6	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.95	$5.88	$5.97	$5.99		$6.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.15	$0.11	$0.08	(c)	$0.07
Net realized and unrealized gain (loss)	(0.02)	0.07	(0.08)	(0.01)		(0.01)
Total from investment operations	$0.14	$0.22	$0.03	$0.07		$0.06

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.12)	$(0.09)		$(0.08)
Net asset value, end of period (x)	$5.93	$5.95	$5.88	$5.97		$5.99
Total return (%) (r)(s)(t)(x)	2.43	3.82	0.58	1.17	(c)	1.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.50	0.51	0.51	(c)	0.52
Expenses after expense reductions (f)	0.42	0.49	0.50	0.50	(c)	0.51
Net investment income (loss)	2.64	2.51	1.91	1.34	(c)	1.17
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$599,945	$561,643	$524,653	$516,582		$520,011

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529A	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.96	$5.89	$5.98	$6.00		$6.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.10	$0.06	(c)	$0.05
Net realized and unrealized gain (loss)	(0.01)	0.08	(0.08)	(0.01)		(0.01)
Total from investment operations	$0.13	$0.21	$0.02	$0.05		$0.04

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.11)	$(0.07)		$(0.07)
Net asset value, end of period (x)	$5.94	$5.96	$5.89	$5.98		$6.00
Total return (%) (r)(s)(t)(x)	2.16	3.55	0.31	0.90	(c)	0.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.87	0.91	0.92	(c)	0.95
Expenses after expense reductions (f)	0.68	0.75	0.77	0.76	(c)	0.79
Net investment income (loss)	2.38	2.26	1.65	1.08	(c)	0.90
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$155,471	$128,741	$108,692	$89,431		$55,996

Class 529B	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.94	$5.88	$5.96	$5.98		$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.05	$0.02	(c)	$0.01
Net realized and unrealized gain (loss)	(0.01)	0.06	(0.07)	(0.01)		(0.01)
Total from investment operations	$0.09	$0.15	$(0.02)	$0.01		$0.00 (w)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.06)	$(0.03)		$(0.02)
Net asset value, end of period (x)	$5.93	$5.94	$5.88	$5.96		$5.98
Total return (%) (r)(s)(t)(x)	1.55	2.59	(0.29)	0.13	(c)	0.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.66	1.68	(c)	1.70
Expenses after expense reductions (f)	1.43	1.50	1.52	1.52	(c)	1.55
Net investment income (loss)	1.63	1.50	0.90	0.33	(c)	0.14
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$3,507	$3,903	$4,379	$3,807		$2,354

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529C	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$5.96	$5.89	$5.98	$6.00		$6.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.05	$0.01	(c)	$0.00	(w)
Net realized and unrealized gain (loss)	(0.01)	0.08	(0.08)	(0.01)		(0.00	)(w)
Total from investment operations	$0.08	$0.16	$(0.03)	$(0.00	)(w)	$(0.00	)(w)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.06)	$(0.02)		$(0.02)
Net asset value, end of period (x)	$5.94	$5.96	$5.89	$5.98		$6.00
Total return (%) (r)(s)(t)(x)	1.31	2.68	(0.53)	0.05	(c)	(0.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.66	1.67	(c)	1.70
Expenses after expense reductions (f)	1.53	1.60	1.62	1.61	(c)	1.63
Net investment income (loss)	1.53	1.40	0.79	0.23	(c)	0.05
Portfolio turnover	41	55	57	54		30
Net assets at end of period (000 omitted)	$42,858	$42,799	$41,655	$45,315		$29,824

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting

39

Notes to Financial Statements – continued

amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by

40

Notes to Financial Statements – continued

events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of April 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$231,126,885	$—	$231,126,885
Non - U.S. Sovereign Debt	—	20,564,322	—	20,564,322
Municipal Bonds	—	21,973,891	—	21,973,891
U.S. Corporate Bonds	—	668,222,350	—	668,222,350
Residential Mortgage-Backed Securities	—	64,230,034	—	64,230,034
Commercial Mortgage-Backed Securities	—	147,297,128	—	147,297,128
Asset-Backed Securities (including CDOs)	—	368,305,456	—	368,305,456
Foreign Bonds	—	305,455,781	—	305,455,781
Mutual Funds	43,166,718	—	—	43,166,718
Total	$43,166,718	$1,827,175,847	$—	$1,870,342,565

Other Financial Instruments
Futures Contracts – Assets	$1,412,897	$—	$—	$1,412,897
Swap Agreements – Assets	—	4,721,825	—	4,721,825

41

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$1,412,897
Interest Rate	Interest Rate Swaps	4,721,825
Total		$6,134,722

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$498,123	$(978,676)
Credit	—	712,581
Total	$498,123	$(266,095)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$1,412,897	$4,721,825

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared

42

Notes to Financial Statements – continued

derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the

43

Notes to Financial Statements – continued

exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to

44

Notes to Financial Statements – continued

cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

45

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, TBA, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

46

Notes to Financial Statements – continued

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/20	Year ended 4/30/19
Ordinary income (including any short-term capital gains)	$44,522,134	$34,717,671

47

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/20

Cost of investments	$1,890,817,117
Gross appreciation	26,883,501

Gross depreciation	(41,223,331)
Net unrealized appreciation (depreciation)	$(14,339,830)

Undistributed ordinary income	2,612,803
Capital loss carryforwards	(30,483,603)
Other temporary differences	(3,563,847)

As of April 30, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(30,483,603)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/20	Year ended 4/30/19
Class A	$16,934,771	$12,701,370
Class B	58,262	59,359
Class C	725,269	802,337
Class I	6,221,183	3,853,501
Class R1	19,997	5,742
Class R2	47,141	56,099
Class R3	42,496	47,850
Class R4	5,854	12,087
Class R6	16,331,155	13,868,958
Class 529A	3,360,183	2,650,949
Class 529B	61,296	59,973
Class 529C	714,527	599,446
Total	$44,522,134	$34,717,671

48

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from May 1, 2019 through July 31, 2019, the management fee was computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2020, this management fee reduction amounted to $174,202, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.37% of the fund’s average daily net assets.

Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.62%	1.37%	1.47%	0.47%	1.47%	0.87%	0.72%	0.47%	0.40%	0.67%	1.42%	1.52%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2020. For the period from August 1, 2019 through April 30, 2020, this reduction amounted to $906,704, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $110,078 and $7,942 for the year ended April 30, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

49

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,683,871
Class B	0.75%	0.25%	1.00%	0.90%	32,577
Class C	0.75%	0.25%	1.00%	1.00%	430,784
Class R1	0.75%	0.25%	1.00%	1.00%	12,163
Class R2	0.25%	0.25%	0.50%	0.40%	10,283
Class R3	—	0.25%	0.25%	0.25%	4,355
Class 529A	—	0.25%	0.25%	0.14%	340,352
Class 529B	0.75%	0.25%	1.00%	0.89%	35,801
Class 529C	0.75%	0.25%	1.00%	0.99%	437,604
Total Distribution and Service Fees					$2,987,790

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2020 based on each class’s average daily net assets. 0.10% of the Class A, Class B, Class 529A, and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2020, this waiver amounted to $673,543, $3,261, $136,139, and $3,582, for Class A, Class B, Class 529A, and Class 529B, respectively, and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2020. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2020, this waiver amounted to $2,057 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2020. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2020, this rebate amounted to $8,858, $462, $12,149, $461, and $3,482, for Class A, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

50

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2020, were as follows:

Amount
Class A	$65,473
Class B	1,646
Class C	7,235
Class 529B	956
Class 529C	2,359

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2020, were as follows:

Fee
Class 529A	$68,072
Class 529B	1,791
Class 529C	21,902
Total Program Manager Fees	$91,765

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2020, the fee was $375,441, which equated to 0.0216% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $940,594.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2020, these costs for the fund amounted to $221,588 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

51

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.0138% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended April 30, 2020, the fee paid by the fund under this agreement was $1,034 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $938,421.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended April 30, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$216,147,644	$183,472,924
Non-U.S. Government securities	781,877,330	515,149,431

52

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	93,515,963	$559,683,637	82,001,343	$483,785,604
Class B	178,227	1,060,728	283,465	1,667,962
Class C	3,511,375	20,984,229	3,283,396	19,330,905
Class I	44,734,305	266,497,872	26,334,952	154,740,628
Class R1	194,999	1,168,168	27,921	164,052
Class R2	77,155	460,678	119,292	704,451
Class R3	50,676	303,510	57,614	341,537
Class R4	12,830	76,745	12,682	75,136
Class R6	18,622,712	111,036,663	14,053,268	82,792,883
Class 529A	11,615,557	69,234,009	9,313,531	54,980,394
Class 529B	321,428	1,916,822	324,559	1,910,113
Class 529C	3,887,603	23,249,622	3,501,082	20,672,767
	176,722,830	$1,055,672,683	139,313,105	$821,166,432

Shares issued to shareholders in reinvestment of distributions
Class A	2,345,802	$14,059,044	1,731,784	$10,235,705
Class B	9,067	54,265	9,123	53,799
Class C	111,398	667,579	130,861	772,576
Class I	917,486	5,475,553	508,598	2,994,164
Class R1	3,345	19,994	974	5,742
Class R2	7,387	44,290	8,044	47,500
Class R3	7,084	42,492	8,091	47,848
Class R4	974	5,853	2,035	12,085
Class R6	2,624,852	15,702,791	2,263,204	13,343,053
Class 529A	558,251	3,345,366	447,094	2,640,713
Class 529B	10,148	60,660	10,088	59,418
Class 529C	118,404	709,906	100,554	594,198
	6,714,198	$40,187,793	5,220,450	$30,806,801

53

Notes to Financial Statements – continued

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(74,716,582)	$(446,986,518)	(64,357,748)	$(379,828,657)
Class B	(352,399)	(2,095,377)	(312,457)	(1,841,013)
Class C	(4,471,948)	(26,734,513)	(5,016,704)	(29,601,778)
Class I	(33,550,250)	(199,481,971)	(19,391,465)	(114,056,386)
Class R1	(5,438)	(32,150)	(3,031)	(17,799)
Class R2	(242,498)	(1,451,234)	(197,024)	(1,161,860)
Class R3	(180,684)	(1,085,591)	(51,345)	(302,743)
Class R4	(23,945)	(143,497)	(1,073,106)	(6,321,154)
Class R6	(14,542,280)	(86,617,866)	(11,061,646)	(65,066,561)
Class 529A	(7,621,558)	(45,691,517)	(6,596,037)	(38,892,234)
Class 529B	(396,985)	(2,370,900)	(423,004)	(2,487,180)
Class 529C	(3,977,066)	(23,673,805)	(3,486,726)	(20,562,066)
	(140,081,633)	$(836,364,939)	(111,970,293)	$(660,139,431)

Net change
Class A	21,145,183	$126,756,163	19,375,379	$114,192,652
Class B	(165,105)	(980,384)	(19,869)	(119,252)
Class C	(849,175)	(5,082,705)	(1,602,447)	(9,498,297)
Class I	12,101,541	72,491,454	7,452,085	43,678,406
Class R1	192,906	1,156,012	25,864	151,995
Class R2	(157,956)	(946,266)	(69,688)	(409,909)
Class R3	(122,924)	(739,589)	14,360	86,642
Class R4	(10,141)	(60,899)	(1,058,389)	(6,233,933)
Class R6	6,705,284	40,121,588	5,254,826	31,069,375
Class 529A	4,552,250	26,887,858	3,164,588	18,728,873
Class 529B	(65,409)	(393,418)	(88,357)	(517,649)
Class 529C	28,941	285,723	114,910	704,899
	43,355,395	$259,495,537	32,563,262	$191,833,802

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective May 1, 2006, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective June 1, 2019, purchases of the fund’s Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 16%, 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund.

54

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2020, the fund’s commitment fee and interest expense were $8,875 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$44,994,362	$791,327,987	$793,160,901	$8,234	$(2,964)	$43,166,718

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$827,213	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by

56

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

57

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

61

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey

62

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

63

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.

64

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

65

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

66

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2020

MFS® Municipal Limited

Maturity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MTL-ANN

MFS® Municipal Limited Maturity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic crippled the global economy for a time. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries hit early in the outbreak, has brightened the economic and market outlook during the second quarter, though a great deal of uncertainty remains on how long the aftereffects of the lockdowns will linger.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

June 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations – General Purpose	14.0%
Healthcare Revenue – Hospitals	11.7%
General Obligations – Schools	9.2%
Utilities – Other	6.0%
Investor Owned Utilities	5.1%
Airports	4.8%
Special Tax – Transportation	4.8%
Municipal Student Loans	4.5%
State & Local Agencies	4.3%
Universities – Colleges	3.6%

Composition including fixed income credit quality (a)(i)
AAA	5.7%
AA	22.9%
A	40.0%
BBB	18.1%
BB	5.3%
B	0.1%
CC	0.1%
C	0.8%
D	1.2%
Not Rated	2.7%
Cash & Cash Equivalents	3.1%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	4.6 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of April 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2020, Class A shares of the MFS Municipal Limited Maturity Fund (fund) provided a total return of 0.78%, at net asset value. This compares with a return of 2.17% for the fund’s benchmark, the Bloomberg Barclays 1-9 Year Municipal Bond Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout of the crisis, central bankers and policymakers have taken a variety of actions unprecedented in both size and speed, but despite their best efforts, a global recession has begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. As the global economy rapidly slowed, a disagreement between Saudi Arabia and Russia over OPEC+ production cuts resulted in the Saudis shelving the OPEC+ arrangement and increasing oil output at the same time that global oil demand was plummeting, which compounded market turmoil. The resulting drop in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market.

Central banks around the world responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complimented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement counter-cyclical policies, a departure from the usual market-dictated response to risk-off crises, due to relatively manageable external liabilities and balance of payments in many countries and persistently low inflation.

As is often the case in a serious crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. The aftereffects of the global pandemic could impact consumer, business and government behavior in ways it will be difficult to forecast.

Over the past year, municipal bonds delivered mixed results, with higher-quality tiers outperforming lower-quality ones. Sectors with issuers providing essential services, such as utilities, performed well as transportation-related and hospitals, among other

Management Review – continued

sectors, lagged. The favorable fundamental and technical backdrop that had driven strong asset class returns for most of the period changed abruptly in March, impacted by the economic slowdown associated with limiting the pandemic. The revenues of municipalities were, and continue to be, impacted by declining tax receipts and higher expenses related to virus containment efforts. The slowdown will affect the fundamentals of many sectors. Federal assistance will help alleviate some of the challenges, although the selection of sectors and issuers will likely increase in importance over the coming months. Near-term uncertainty remains high, but with valuations at relatively wide levels, the asset class’s long-term outlook is favorable.

Factors Affecting Performance

During the reporting period, the fund’s asset allocation decisions weakened performance relative to the Bloomberg Barclays 1-9 Year Municipal Bond Index. From a quality perspective, an overweight allocation to “BBB” rated (r) bonds, holdings of non-rated issuers and an underweight allocation to “AAA” rated securities weighed on relative returns. From a sector perspective, the fund’s greater allocation to industrial revenue bonds hindered relative results. Security selection was another factor that detracted from relative performance, notably in the education, health care and special tax sectors.

Conversely, the fund’s longer duration (d) stance supported relative performance as interest rates generally declined over the reporting period.

Respectfully,

Portfolio Manager(s)

Jason Kosty and Geoffrey Schechter

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	0.78%	1.76%	2.16%	N/A
B	9/07/93	0.03%	1.00%	1.40%	N/A
C	7/01/94	(0.07)%	0.90%	1.30%	N/A
I	8/30/10	0.92%	1.91%	N/A	2.08%
R6	9/01/17	1.00%	N/A	N/A	1.68%

Comparative benchmark(s)
Bloomberg Barclays 1-9 Year Municipal Bond Index (f)		2.17%	1.99%	2.46%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)		(1.74)%	1.24%	1.90%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.92)%	0.62%	1.40%	N/A
C With CDSC (1% for 12 months) (v)		(1.06)%	0.90%	1.30%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays 1-9 Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (1 to 9 years) tax-exempt bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2019 through April 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period (p) 11/01/19-4/30/20
A	Actual	0.67%	$1,000.00	$981.48	$3.30
	Hypothetical (h)	0.67%	$1,000.00	$1,021.53	$3.37
B	Actual	1.42%	$1,000.00	$977.84	$6.98
	Hypothetical (h)	1.42%	$1,000.00	$1,017.80	$7.12
C	Actual	1.52%	$1,000.00	$977.35	$7.47
	Hypothetical (h)	1.52%	$1,000.00	$1,017.30	$7.62
I	Actual	0.52%	$1,000.00	$982.17	$2.56
	Hypothetical (h)	0.52%	$1,000.00	$1,022.28	$2.61
R6	Actual	0.44%	$1,000.00	$983.76	$2.17
	Hypothetical (h)	0.44%	$1,000.00	$1,022.68	$2.21

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Issuer	Shares/Par	Value ($)
Municipal Bonds - 95.5%
Alabama - 2.5%
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 2%, 11/01/2020	$405,000	$407,102
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 3%, 11/01/2021	1,060,000	1,089,076
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 3.5%, 11/01/2026	1,245,000	1,373,870
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 3.5%, 11/01/2027	1,290,000	1,437,782
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 4%, 11/01/2028	1,330,000	1,546,497
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 4%, 11/01/2029	1,385,000	1,618,954
Alabama Housing Finance Authority, Multi-Family Housing Rev. (Villas at Titusville II), “B”, 1.5%, 11/01/2022 (Put Date 5/01/2022)	3,000,000	3,001,920
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/2023	14,390,000	15,802,091
Auburn University, General Fee Rev., “A”, 5%, 6/01/2021	2,170,000	2,266,153
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	3,750,000	3,919,237
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A-1”, 4%, 10/01/2049 (Put Date 10/01/2026)	2,555,000	2,738,219
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 1.56% (67% of LIBOR - 1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	11,480,000	10,854,914
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2025	1,165,000	1,306,979
Phenix City, AL, Water & Sewer Rev., “A”, BAM, 5%, 8/15/2025	2,225,000	2,546,735
Southeast Alabama Gas Supply District Rev. (Project No. 2), “A”, 4%, 6/01/2049 (Put Date 6/01/2024)	10,000,000	10,505,900
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2022	150,000	156,798

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2023	$125,000	$131,055
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2024	100,000	106,344
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2025	150,000	161,577
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2026	180,000	205,258
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2027	100,000	115,967
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2028	200,000	235,498
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2029	200,000	238,402
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2030	425,000	511,198

		$62,277,526
Alaska - 0.5%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2021	$1,400,000	$1,425,256
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2022	1,200,000	1,252,152
Alaska Municipal Bond Bank, General Obligation, Series 3, 5%, 10/01/2023	2,305,000	2,552,557
Alaska Municipal Bond Bank, General Obligation, Series 3, 5%, 10/01/2025	2,570,000	2,983,128
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/2021	4,000,000	4,051,880

		$12,264,973
Arizona - 1.4%
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2029	$895,000	$905,606
Chandler, AZ, Industrial Development Authority Rev. (Intel Corp. Project), 2.7%, 12/01/2037 (Put Date 8/14/2023)	5,150,000	5,276,535
Chandler, AZ, Industrial Development Authority Rev. (Intel Corp. Project), 5%, 6/01/2049 (Put Date 6/03/2024)	7,500,000	8,348,925
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2024	1,300,000	1,480,726

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2025	$1,400,000	$1,630,566
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2026	1,200,000	1,426,200
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2027	1,120,000	1,356,600
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,100,000	1,131,009
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2028	945,000	1,024,049
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2023	125,000	133,265
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2024	135,000	145,855
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2025	175,000	190,853
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2026	200,000	220,056
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2027	200,000	221,806
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2028	325,000	361,621
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2029	250,000	279,403
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/2021	1,260,000	1,327,826
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2023	150,000	160,443
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2024	400,000	434,212
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2026	250,000	277,518
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2027	600,000	672,792

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2028	$150,000	$169,518
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 3%, 7/01/2020	250,000	249,503
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 4%, 7/01/2025	1,240,000	1,206,669
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 2.95%, 7/01/2026	2,790,000	2,731,828
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 3%, 7/01/2020	150,000	149,777
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 4%, 9/01/2029	1,950,000	1,992,919
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 2.2%, 3/01/2028 (Put Date 6/03/2024)	1,200,000	1,173,768

		$34,679,848
Arkansas - 0.7%
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2021	$465,000	$477,615
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2022	380,000	399,954
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/2021	5,000,000	5,229,500
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2021	245,000	254,332
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2022	250,000	266,585
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2024	400,000	446,820
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2026	665,000	767,942
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), “A”, 5%, 8/01/2024	530,000	592,037
Fayetteville, AR, Sales and Use Tax, Capital Improvement Rev., “A”, 5%, 11/01/2025	1,000,000	1,197,440
Fayetteville, AR, Sales and Use Tax, Capital Improvement Rev., “A”, 5%, 11/01/2026	1,900,000	2,331,889
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/2021	3,250,000	3,257,898
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2022	300,000	322,644

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2023	$1,665,000	$1,833,431

		$17,378,087
California - 3.6%
California Educational Facilities Authority Rev. (University of San Francisco), ETM, 5%, 10/01/2021	$245,000	$258,740
California Educational Facilities Authority Rev., Unrefunded Balance (University of San Francisco), 5%, 10/01/2021	255,000	269,300
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/2043 (Put Date 10/15/2020)	2,400,000	2,441,616
California Infrastructure & Economic Development Bank Rev. (Colburn School), 1.75%, 8/01/2055 (Put Date 8/01/2026)	11,375,000	11,294,237
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2025	1,130,000	1,288,008
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2026	1,000,000	1,159,790
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-1”, 1.95%, 11/01/2042 (Put Date 7/15/2020)	7,040,000	7,040,915
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 2.5%, 11/01/2038 (Put Date 5/01/2024)	1,365,000	1,351,678
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A-1”, 3.375%, 7/01/2025	5,000,000	5,132,250
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2024	350,000	369,653
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2025	365,000	387,564
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2026	300,000	316,935
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2021	750,000	772,140
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2022	1,120,000	1,137,046
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2023	1,245,000	1,264,721
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3%, 11/01/2022	195,000	191,233
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027	1,335,000	1,281,760
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2022	450,000	490,644

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	$1,425,000	$1,402,385
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2020	550,000	557,205
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2021	310,000	312,347
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2020	930,000	946,015
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2022	1,865,000	2,024,439
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2023	1,865,000	2,086,543
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/2020	5,000,000	5,087,500
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “B”, 5%, 5/15/2026	1,350,000	1,563,975
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2021	750,000	783,233
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/2020	1,750,000	1,771,087
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2020	750,000	757,763
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2021	1,200,000	1,258,764
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	1,100,000	1,227,644
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2020	500,000	503,065
San Diego, CA, Association of Governments Capital Grant Receipts Rev. (Mid-Coast Corridor Transit Project), 1.8%, 11/15/2027	3,535,000	3,550,024
San Francisco, CA, City & County Airports Commission, International Airport Rev. (SFO Fuel Company LLC), “A”, 5%, 1/01/2027	2,205,000	2,577,755
San Francisco, CA, City & County Airports Commission, International Airport Rev., Unrefunded Balance, “D”, 5%, 5/01/2025	715,000	739,896
San Pablo, CA, Redevelopment Agency Rev., “A”, 5%, 6/15/2020	1,000,000	1,004,530
San Ramon CA, Public Financing Authority, Capital Appreciation, “A”, AAC, 0%, 2/01/2026	1,690,000	1,502,156
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2020	985,000	998,711
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2021	1,350,000	1,423,643
State of California, 5%, 8/01/2026	3,490,000	4,207,998

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
State of California, 5%, 8/01/2027	$5,750,000	$6,670,517
State of California, “B”, FLR, 1.455% (70% of LIBOR - 1mo. + 0.76%), 12/01/2031 (Put Date 12/01/2021)	5,000,000	4,960,750
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2031	3,500,000	4,383,995
Sweetwater, CA, Union High School District, 5%, 8/01/2031	1,665,000	1,922,625

		$90,672,795
Colorado - 1.3%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2021 (w)	$150,000	$155,928
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2021	100,000	105,514
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2022 (w)	165,000	176,088
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2022	100,000	108,406
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2023 (w)	195,000	213,295
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2023	120,000	133,295
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2024 (w)	400,000	447,572
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2024	135,000	153,225
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2025 (w)	175,000	199,411
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2025	125,000	144,535
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2026 (w)	195,000	226,366
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2026	135,000	155,845
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2027 (w)	200,000	235,418
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2029	1,040,000	1,153,526
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/2028	1,855,000	1,862,865
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/2022	760,000	768,854
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	630,000	671,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2020	$310,000	$310,614
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2022	545,000	566,195
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 4%, 4/01/2023	100,000	103,089
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-1”, 5%, 8/01/2026	1,500,000	1,732,200
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-1”, 5%, 8/01/2027	2,000,000	2,333,380
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2026	2,160,000	2,494,368
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	1,160,000	1,181,054
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2022	1,750,000	1,796,673
Colorado Health Facilities Authority Rev., Improvement Bonds (Valley View Hospital Association Project), 2.8%, 5/15/2042 (Put Date 5/15/2023)	4,675,000	4,810,668
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2024	1,500,000	1,541,235
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2025	2,000,000	2,054,500
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2021	1,640,000	1,734,284
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2023	1,000,000	1,121,360
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2025	500,000	591,135
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2026	1,300,000	1,567,839
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2027	1,270,000	1,521,168

		$32,370,968
Connecticut - 1.9%
Connecticut Health & Educational Facilities Authority Rev. (Connecticut State University), “N”, 5%, 11/01/2024	$1,930,000	$2,175,438
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2023	2,800,000	2,793,308
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2024	1,840,000	1,832,143
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2021	100,000	104,179

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2022	$380,000	$391,636
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2023	415,000	431,364
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2024	375,000	392,205
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2025	390,000	409,375
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2026	575,000	604,900
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2027	430,000	453,590
Connecticut Health & Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2028	235,000	248,585
Connecticut Health & Educational Facilities Authority Rev., “F”, 4%, 7/01/2021	565,000	559,068
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2020	1,830,000	1,868,009
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2021	3,775,000	4,004,973
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2023	3,000,000	3,367,290
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2024	5,600,000	6,433,728
New Haven, CT, General Obligation, “B”, BAM, 5%, 8/01/2027	3,520,000	4,033,885
New Haven, CT, General Obligation, “A”, AGM, 5%, 8/15/2024	1,280,000	1,423,782
State of Connecticut, “A”, 5%, 9/01/2023	2,005,000	2,222,422
State of Connecticut, “D”, BAM, 4%, 8/15/2030	11,250,000	12,255,525
University of Connecticut, General Obligation, “A”, BAM, 5%, 1/15/2028	1,720,000	2,019,916

		$48,025,321
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4%, 9/01/2024	$215,000	$218,257
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 2.8%, 9/01/2026	380,000	365,537

		$583,794
District of Columbia - 0.2%
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2026	$1,045,000	$1,184,372

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia, Housing Finance Agency, Multi-Family Development Program, “B-1”, FHA, 2.55%, 9/01/2023 (Put Date 3/01/2022)	$5,000,000	$5,088,250

		$6,272,622
Florida - 3.2%
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2020	$500,000	$511,755
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2021	600,000	636,432
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2022	600,000	644,034
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.375%, 5/01/2021	1,005,000	1,025,984
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.6%, 5/01/2022	1,040,000	1,080,196
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.75%, 5/01/2023	1,080,000	1,144,811
Broward County, FL, School Board, COP, “A”, AGM, 5%, 7/01/2028	4,505,000	5,335,046
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	535,000	595,712
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	615,000	695,983
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	1,435,000	1,439,420
Florida Higher Educational Facilities Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2021	1,300,000	1,346,293
Florida Higher Educational Facilities Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2022	600,000	638,298
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2027	480,000	515,573
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2028	1,500,000	1,612,035
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2029	1,295,000	1,391,892
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2030	1,990,000	2,129,380
Florida Housing Finance Corp, Multi-Family Housing Rev. (Azure Estates), “J”, 1.45%, 3/01/2023 (Put Date 3/01/2022)	11,000,000	11,094,270
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2020	1,330,000	1,352,716

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lee Memorial Health System, FL, Hospital Rev., “A-2”, 5%, 4/01/2033 (Put Date 4/01/2026)	$5,135,000	$5,645,625
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2020	300,000	304,947
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2021	200,000	209,302
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2024	400,000	449,552
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2029 (Prerefunded 10/01/2022)	17,000,000	18,596,810
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Cabana Club Apartments), 1.4%, 4/01/2023 (Put Date 4/01/2022)	1,170,000	1,169,754
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Liberty Square Phase Two LLC Project), 1.42%, 11/01/2040 (Put Date 5/01/2022)	5,250,000	5,254,358
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	380,000	397,309
Miami-Dade County, FL, Seaport Rev., “B”, 5%, 10/01/2023	1,500,000	1,660,575
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2020	1,730,000	1,734,342
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2021	1,825,000	1,846,772
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2022	1,810,000	1,845,223
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 5%, 8/15/2020	725,000	731,851
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 5%, 8/15/2022	500,000	530,350
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2020	600,000	614,562
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2021	1,200,000	1,278,912
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2020	3,000,000	3,048,510
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2021	1,000,000	1,053,040

		$79,561,624
Georgia - 4.2%
Atlanta, GA, Water & Wastewater Rev., “B”, 5%, 11/01/2025	$1,000,000	$1,195,680
Bartow County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Bowen Project), 2.05%, 9/01/2029 (Put Date 11/19/2021)	4,135,000	4,136,282

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Bartow County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Bowen Project), 1.55%, 8/01/2043 (Put Date 8/19/2022)	$3,000,000	$2,922,900
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2026	1,250,000	1,485,625
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2027	1,550,000	1,880,910
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2028	1,665,000	2,058,106
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2029	1,680,000	2,107,577
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2030	1,250,000	1,551,075
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 2.25%, 10/01/2032 (Put Date 5/25/2023)	2,885,000	2,840,542
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 1.55%, 12/01/2049 (Put Date 8/19/2022)	4,000,000	3,896,320
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 2.925%, 11/01/2053 (Put Date 3/12/2024)	5,000,000	5,017,550
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/2021	1,000,000	1,057,390
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2021	5,030,000	5,166,363
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2020	500,000	500,335
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2021	700,000	715,792
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	8,670,000	9,166,618
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 4%, 8/01/2048	8,815,000	9,334,203
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, FLR, 1.41% (67% of LIBOR - 1mo. + 0.75%), 4/01/2048 (Put Date 9/01/2023)	10,000,000	9,595,200
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “B”, 4%, 8/01/2049 (Put Date 12/02/2024)	3,610,000	3,871,689
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “C”, 4%, 3/01/2050 (Put Date 9/01/2026)	16,910,000	18,107,735
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “D”, FLR, 1.08% (67% of LIBOR - 1mo. + 0.83%), 8/01/2048 (Put Date 12/01/2023)	8,420,000	8,073,517
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/2021	1,750,000	1,846,618

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/2023	$1,750,000	$1,911,630
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.25%, 7/01/2025	5,500,000	5,620,505
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.05%, 7/01/2049 (Put Date 11/19/2021)	2,750,000	2,750,852

		$106,811,014
Guam - 0.4%
Guam Education Financing Foundation (Guam Public School Facilities Project), “A”, COP, 5%, 10/01/2020	$1,500,000	$1,504,335
Guam Education Financing Foundation (Guam Public School Facilities Project), “A”, COP, 5%, 10/01/2021	2,425,000	2,444,812
Guam Government Business Privilege Tax Rev., “A”, 5%, 1/01/2027	3,185,000	3,210,416
Guam International Airport Authority, “A”, 5%, 10/01/2022	580,000	572,182
Guam International Airport Authority, “A”, 5%, 10/01/2023	825,000	803,567
Guam Port Authority Rev., “B”, 5%, 7/01/2023	500,000	514,595
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,500,000	1,537,635

		$10,587,542
Hawaii - 0.1%
City & County of Honolulu, HI, General Obligation, “A”, 5%, 9/01/2027	$2,015,000	$2,507,849

Idaho - 0.2%
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 5%, 3/01/2026	$2,000,000	$2,294,160
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 5%, 3/01/2027	2,100,000	2,436,126

		$4,730,286
Illinois - 10.8%
Bolingbrook, IL, Special Service Areas Taxes, AGM, 4%, 3/01/2025	$1,500,000	$1,671,300
Bolingbrook, IL, Special Service Areas Taxes, AGM, 4%, 3/01/2027	1,500,000	1,717,305
Chicago, IL, “A”, 5%, 1/01/2022	1,000,000	1,013,270
Chicago, IL, “A”, 5%, 1/01/2025	4,550,000	4,655,605
Chicago, IL, “A”, 5%, 1/01/2028	5,000,000	5,087,400
Chicago, IL, “A”, 5.25%, 1/01/2028	3,160,000	3,204,019
Chicago, IL, “A”, 5%, 1/01/2029	3,000,000	3,042,810
Chicago, IL, “A”, 5%, 1/01/2031	2,000,000	2,010,720
Chicago, IL, “C”, 5%, 1/01/2024	1,210,000	1,222,076

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	$3,875,000	$4,042,865
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	5,425,000	5,660,011
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	785,000	723,778
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	675,000	601,087
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	4,435,000	3,238,437
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	1,855,000	1,710,329
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	8,170,000	7,275,385
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	1,925,000	1,528,662
Chicago, IL, Board of Education, “A”, AAC, 5.5%, 12/01/2024	5,430,000	5,811,729
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2025	2,500,000	2,889,175
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2026	1,500,000	1,767,120
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2027	2,750,000	3,288,835
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2028	2,250,000	2,720,137
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, 5%, 12/01/2027	3,000,000	3,041,340
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, AGM, 5%, 12/01/2027	10,000,000	11,959,400
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2026	6,640,000	5,205,694
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NATL, 0%, 6/15/2024	7,075,000	6,250,904
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NATL, 0%, 12/15/2026	1,275,000	1,024,207
Chicago, IL, Midway Airport Rev., Second Lien, “A”, 5.5%, 1/01/2030	3,060,000	3,261,562
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2023	820,000	878,597
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2025	5,000,000	5,566,050
Chicago, IL, O’Hare International Airport, Passenger Facility Charge Rev., “B”, 5%, 1/01/2030	580,000	600,497

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2021	$3,375,000	$3,394,170
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2022	4,250,000	4,291,267
Chicago, IL, Transit Authority Refunding Rev., 5%, 6/01/2026	2,500,000	2,954,800
Chicago, IL, Wastewater Transmission Rev., Second Lien, “A”, AGM, 5%, 1/01/2027	1,500,000	1,789,365
Chicago, IL, Wastewater Transmission Rev., Second Lien, “B”, AGM, 5%, 1/01/2027	2,000,000	2,392,740
Chicago, IL, Water Rev., AGM, 5%, 11/01/2027	4,160,000	4,819,277
Chicago, IL, Water Rev., Second Lien, AGM, 5%, 11/01/2028	1,400,000	1,616,412
City of Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2024	1,180,000	1,277,822
City of Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2025	1,230,000	1,348,793
Cook County, IL, General Obligation Refunding, 5%, 11/15/2020	700,000	707,049
Cook County, IL, General Obligation Refunding, 5%, 11/15/2021	600,000	612,840
Cook County, IL, General Obligation Refunding, “C”, AGM, 5%, 11/15/2025	10,000,000	10,808,900
Cook County, IL, School District No. 111, General Obligation, AGM, 4%, 12/01/2029	550,000	620,988
Cook County, IL, School District No. 111, General Obligation, BAM, 5%, 12/01/2029	935,000	1,154,762
Cook County, IL, School District No. 111, General Obligation, BAM, 5%, 12/01/2030	1,040,000	1,277,318
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-1”, 4%, 11/01/2030	2,325,000	2,524,415
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-2”, 4%, 11/01/2030	2,330,000	2,529,681
Illinois Finance Authority Rev. (DePaul University), ETM, 5%, 10/01/2020	5,000	5,087
Illinois Finance Authority Rev. (DePaul University), Unrefunded Balance, 5%, 10/01/2020	3,330,000	3,382,847
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2023	400,000	431,060
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2024	350,000	386,131
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2025	825,000	926,137
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/2023	70,000	76,363
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/2023	495,000	476,388

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Northshore University Health System), “A”, 5%, 8/15/2023	$1,000,000	$1,099,700
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 2.039% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	700,000	694,834
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2023	3,900,000	4,237,233
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2021	1,000,000	1,039,230
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2025	750,000	852,052
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2026	750,000	866,947
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2027	250,000	292,568
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2028	195,000	231,157
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2029	250,000	299,190
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2030	250,000	294,868
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2031	235,000	275,295
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2024	1,350,000	1,531,845
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2025	750,000	869,887
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2026	1,300,000	1,536,717
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2027	1,250,000	1,504,762
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	430,000	442,122

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Housing Development Authority, Multi-Family Housing Rev. (Century Woods), FHLMC, 1.9%, 10/01/2022 (Put Date 10/01/2021)	$1,270,000	$1,279,665
Illinois Railsplitter Tobacco Settlement Authority Rev., 5%, 6/01/2023	2,500,000	2,758,800
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	1,605,000	1,686,646
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,135,000	1,198,288
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2025	3,250,000	3,551,925
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	3,300,000	3,655,971
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	2,500,000	2,804,250
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2028	500,000	555,810
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2029	2,405,000	2,684,870
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	965,000	1,027,474
Kane County, IL, School District No. 131 Rev., “A”, AGM, 5%, 12/01/2025	340,000	403,172
Kane County, IL, School District No. 131 Rev., “A”, AGM, 5%, 12/01/2026	665,000	803,393
Kane County, IL, School District No. 131 Rev., “B”, AGM, 5%, 12/01/2025	700,000	830,060
Kane County, IL, School District No. 131 Rev., “B”, AGM, 5%, 12/01/2026	410,000	496,178
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, ETM, 0%, 1/01/2021	3,230,000	3,212,235
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, Unrefunded Balance, 0%, 1/01/2021	4,215,000	4,182,755
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 4%, 12/01/2020	785,000	798,832
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 3.375%, 12/01/2027	100,000	104,104
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2028	450,000	525,740
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2029	465,000	542,725
Madison, Macoupin, Etc. Counties, IL, Community College District No. 536, BAM, 5%, 11/01/2027	1,485,000	1,701,231

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “A”, AGM, 0%, 6/15/2026	$2,385,000	$1,974,899
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place Expansion Project), NATL, 5.5%, 6/15/2029	3,110,000	3,397,582
Newport Township, IL, Fire Protection District, BAM, 4%, 1/01/2025	80,000	87,137
Newport Township, IL, Fire Protection District, BAM, 4%, 1/01/2027	165,000	183,284
Newport Township, IL, Fire Protection District, BAM, 4%, 1/01/2028	170,000	190,004
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2022	275,000	289,308
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2023	120,000	128,860
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2024	525,000	574,172
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2025	425,000	472,124
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2026	690,000	778,389
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2027	525,000	599,077
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2028	640,000	739,347
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2030	1,000,000	1,168,010
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2032	1,325,000	1,519,364
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 4%, 12/01/2025	700,000	784,805
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 4%, 12/01/2026	1,000,000	1,130,720
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 4%, 12/01/2027	1,270,000	1,455,433
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 5%, 12/01/2028	1,200,000	1,472,604
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 5%, 12/01/2029	4,430,000	5,407,834
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/2020	500,000	505,225
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2020	520,000	527,327

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2022	$500,000	$519,110
Sangamon County, IL, Springfield School District No. 186, “C”, AGM, 4%, 6/01/2022 (w)	705,000	737,289
Sangamon County, IL, Springfield School District No. 186, “C”, AGM, 4%, 6/01/2023 (w)	1,000,000	1,064,730
Sangamon County, IL, Springfield School District No. 186, “C”, AGM, 4%, 6/01/2024 (w)	785,000	849,802
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2025	1,000,000	1,134,990
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2026	3,000,000	3,464,880
State of Illinois, 5%, 6/01/2020	2,370,000	2,370,853
State of Illinois, 5%, 1/01/2022	500,000	500,010
State of Illinois, 5%, 1/01/2024	3,000,000	2,979,840
State of Illinois, 5%, 2/01/2025	6,190,000	6,107,735
State of Illinois, AGM, 5%, 2/01/2027	910,000	957,038
State of Illinois, AGM, 4%, 2/01/2030	380,000	385,502
State of Illinois, BAM, 5%, 8/01/2021	8,870,000	9,078,800
State of Illinois, NATL, 6%, 11/01/2026	2,565,000	2,624,046
State of Illinois, “A”, 5%, 12/01/2020	1,630,000	1,635,167
State of Illinois, “A”, 4%, 1/01/2025	1,775,000	1,697,841
State of Illinois, “A”, 5%, 11/01/2027	5,365,000	5,196,754
State of Illinois, “B”, 5%, 12/01/2020	900,000	902,853
State of Illinois, “A”, 5%, 12/01/2024	220,000	217,699
State of Illinois, Sales Tax Rev., BAM, 5%, 6/15/2025	240,000	253,555
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2025	380,000	433,774
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2026	915,000	1,057,850

		$270,903,072
Indiana - 2.3%
Ball State University Board of Trustees (Student Fee), “R”, 5%, 7/01/2024	$1,000,000	$1,149,910
Evansville, IN, Redevelopment Authority Lease Rental Rev. (Arena Project), BAM, 5%, 2/01/2025	1,000,000	1,162,580
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2021	1,000,000	1,048,830
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	595,000	597,445
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), 1.15%, 12/01/2037 (Put Date 6/01/2020)	2,385,000	2,384,189

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2027	$740,000	$867,051
Indiana Finance Authority Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2028	775,000	919,545
Indiana Finance Authority Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2029	1,140,000	1,354,696
Indiana Finance Authority Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2030	985,000	1,162,940
Indiana Finance Authority Hospital Rev. (Goshen Health), “A”, 2.1%, 11/01/2049 (Put Date 11/01/2026)	2,700,000	2,716,902
Indiana Finance Authority Hospital Rev. (Indiana University Health Obligated Group), “B”, 1.65%, 12/01/2042 (Put Date 7/01/2022)	3,000,000	3,009,690
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/2022	1,000,000	1,060,460
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/2022	5,000,000	5,175,650
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2028	1,100,000	1,387,837
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2029	1,000,000	1,282,470
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2030	1,300,000	1,652,118
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2031	1,500,000	1,890,630
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2025	1,500,000	1,734,840
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2026	1,500,000	1,740,255
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2026	1,210,000	1,406,093
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2027	1,515,000	1,761,051
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2027	1,000,000	1,172,400
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2028	1,000,000	1,181,980
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2028	1,435,000	1,693,573
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/2024	1,000,000	1,018,830
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), 5%, 11/01/2047 (Put Date 11/01/2024)	7,500,000	8,159,100
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), “A”, 5%, 12/01/2044 (Put Date 6/05/2026)	6,590,000	7,324,192

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), “A”, 5%, 3/01/2046 (Put Date 3/01/2023)	$3,000,000	$3,172,680

		$59,187,937
Iowa - 0.2%
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2020	$1,050,000	$1,067,777
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2022	1,375,000	1,473,766
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2024	1,000,000	1,119,820
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2025	1,425,000	1,626,652

		$5,288,015
Kansas - 0.8%
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2020 (n)	$1,100,000	$1,103,267
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2021	1,200,000	1,248,948
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2022	1,200,000	1,242,156
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2024	1,300,000	1,364,311
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2028	460,000	537,050
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2029	450,000	515,727
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2030	325,000	369,824
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2031	350,000	395,811
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2025	1,130,000	1,172,793
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2026	1,770,000	1,837,933
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2027	1,865,000	1,931,413
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2028	1,960,000	2,020,877
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2029	2,060,000	2,105,382
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2030	2,165,000	2,190,049
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2031	2,270,000	2,275,085

		$20,310,626
Kentucky - 3.2%
Bowling Green, KY, Water and Sewer Rev., AGM, 5%, 6/01/2028	$1,845,000	$2,221,029
Bowling Green, KY, Water and Sewer Rev., AGM, 4%, 6/01/2030	2,180,000	2,465,645
Carroll County, KY, Environmental Facilities Rev. (Utilities Company Project), “A”, 3.375%, 2/01/2026	10,000,000	10,563,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 100), “A”, 5%, 8/01/2020	$5,000,000	$5,043,750
Kentucky Bond Development Corp. Industrial Building Rev. (Transylvania University Project), “D”, 3%, 3/01/2021	375,000	380,955
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2025	1,750,000	1,935,272
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2026	2,000,000	2,236,760
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2027	2,625,000	2,973,075
Kentucky Higher Education Student Loan Corp. Rev., “A”, 3%, 6/01/2029	1,770,000	1,715,732
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2022	300,000	318,042
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2023	350,000	380,177
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2024	700,000	776,251
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2025	1,350,000	1,527,080
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2026	2,000,000	2,302,940
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2027	3,000,000	3,512,760
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2028	1,150,000	1,366,476
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2029	700,000	841,078
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 4%, 5/01/2026	1,190,000	1,185,692
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 4%, 5/01/2027	1,105,000	1,095,188
Public Energy Authority of Kentucky, Gas Supply Rev., “B”, 4%, 1/01/2049 (Put Date 1/01/2025)	11,785,000	12,244,851
Public Energy Authority of Kentucky, Gas Supply Rev., “C-1”, 4%, 12/01/2049 (Put Date 6/01/2025)	15,000,000	15,893,100
Trimble, KY, Pollution Control Rev. (Louisville Gas & Electric Co.), “B”, 2.55%, 11/01/2027 (Put Date 5/03/2021)	8,000,000	8,084,400
University of Kentucky, General Receipts, “A”, 4%, 10/01/2029	1,000,000	1,126,160

		$80,189,713

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - 1.1%
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	$1,460,000	$1,521,962
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,165,000	1,259,330
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), “A”, 1.65%, 9/01/2027 (Put Date 12/01/2023)	2,705,000	2,665,480
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), “A”, 1.65%, 9/01/2033
(Put Date 12/01/2023)	2,200,000	2,165,680
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), “A”, 1.65%, 9/01/2034 (Put Date 12/01/2023)	1,690,000	1,664,278
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/2023	2,160,000	2,292,602
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 4%, 1/01/2026	4,105,000	4,412,424
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2023	1,480,000	1,636,495
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2024	350,000	397,789
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2026	735,000	859,355
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2027	945,000	1,102,910
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2029	1,890,000	2,197,673
Shreveport, LA, Water & Sewer Rev., “B”, AGM, 5%, 12/01/2027	390,000	480,184
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	4,335,000	4,421,093

		$27,077,255
Maine - 0.3%
Maine Municipal Bond Bank, “B”, 5%, 11/01/2024	$1,000,000	$1,163,050
Maine Municipal Bond Bank, “B”, 5%, 11/01/2025	1,000,000	1,193,930
Portland, ME, General Airport Rev., 4%, 7/01/2020	200,000	200,626
State of Maine, “B”, 5%, 6/01/2020	5,000,000	5,016,000

		$7,573,606
Maryland - 1.2%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2024	$850,000	$738,089
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2030	1,000,000	863,320
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 3%, 7/01/2020	385,000	384,761
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 3%, 7/01/2024	880,000	843,955
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4%, 2/15/2028	500,000	483,525
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “D”, 4%, 9/01/2036	1,695,000	1,770,834

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 9/01/2026	$160,000	$190,845
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 9/01/2027	245,000	298,273
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 9/01/2028	195,000	241,675
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	2,710,000	2,711,436
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2024	1,350,000	1,489,631
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2025	1,600,000	1,799,744
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2026	650,000	743,087
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health Issue), 5%, 8/15/2025	3,490,000	3,921,992
Prince George’s County, MD, Public Improvement, “A”, 5%, 9/15/2024	7,000,000	8,160,670
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,093,340
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	5,500,000	5,745,520

		$31,480,697
Massachusetts - 2.5%
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/2021	$6,185,000	$6,502,847
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2026	475,000	513,684
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2027	600,000	653,484
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2028	520,000	569,650
Massachusetts Development Finance Agency Rev. (Brandeis University), “S-1”, 5%, 10/01/2027	2,000,000	2,423,380
Massachusetts Development Finance Agency Rev. (Brandeis University), “S-1”, 5%, 10/01/2028	2,340,000	2,873,263
Massachusetts Development Finance Agency Rev. (Caregroup, Inc.), “I”, 5%, 7/01/2027	2,435,000	2,785,348

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2022	$2,240,000	$2,403,766
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2023	1,375,000	1,517,271
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	145,000	153,278
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2025	1,500,000	1,611,465
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2026	1,750,000	1,892,520
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2027	2,000,000	2,178,280
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2024	1,000,000	1,115,060
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2025	1,150,000	1,302,846
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2026	1,500,000	1,729,710
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2027	1,000,000	1,172,430
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2028	780,000	921,422
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2029	850,000	1,006,391
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 5%, 1/01/2021	5,500,000	5,600,320
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 5%, 1/01/2025	3,450,000	3,803,763
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2020	4,400,000	4,419,404
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	3,620,000	3,676,219
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 3.625%, 7/01/2032	2,370,000	2,307,930
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/2022	470,000	514,626
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/2022	7,935,000	8,629,392

		$62,277,749
Michigan - 2.6%
Detroit, MI, Downtown Development Authority Subordinate Tax Rev. (General Development Area No. 1 Project), “B”, AGM, 5%, 7/01/2023	$1,250,000	$1,385,463

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Detroit, MI, Downtown Development Authority Subordinate Tax Rev. (General Development Area No. 1 Project), “B”, AGM, 5%, 7/01/2025	$1,000,000	$1,130,390
Detroit, MI, Downtown Development Authority Tax Rev. (Catalyst Development Project), “A”, AGM, 5%, 7/01/2029	1,000,000	1,120,570
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2022	1,030,000	1,065,144
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2023	1,045,000	1,096,811
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2024	1,075,000	1,141,725
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2025	675,000	723,357
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2026	1,060,000	1,147,704
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2027	1,095,000	1,192,422
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2028	1,125,000	1,233,630
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	540,000	545,567
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	675,000	685,611
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2026	1,000,000	1,166,840
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2020	1,500,000	1,509,615
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2021	1,000,000	1,044,990
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-1”, 5%, 7/01/2021	400,000	418,472
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Second Lien Local Project), “D-1”, AGM, 5%, 7/01/2020	1,500,000	1,510,275
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2021	3,500,000	3,661,630
Michigan Finance Authority, Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2044 (Put Date 2/01/2025)	10,000,000	11,501,900
Michigan Housing Development Authority, Single Family Mortgage Rev., “C”, 2.05%, 12/01/2022	1,000,000	1,007,550
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,000,000	1,007,230

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 12/31/2027	$2,000,000	$2,220,280
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2028	3,000,000	3,339,360
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 12/31/2028	3,000,000	3,350,190
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2021	2,460,000	2,588,486
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2031	5,160,000	5,569,807
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2027	1,000,000	1,183,990
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2028	1,125,000	1,352,858
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2029	1,000,000	1,217,050
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2030	500,000	614,250
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2024	250,000	284,035
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2025	350,000	405,486
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2026	1,745,000	2,013,992
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2027	2,775,000	3,242,754
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2028	2,595,000	3,059,816
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “G”, 5%, 12/01/2023	400,000	443,968

		$66,183,218
Minnesota - 0.8%
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2021	$390,000	$385,269
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2022	610,000	593,182
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2023	630,000	601,467
Duluth, MN, Independent School District No. 709, “A”, COP, 3.25%, 3/01/2024	650,000	613,405
Duluth, MN, Independent School District No. 709, “A”, COP, 3.25%, 3/01/2025	675,000	624,503

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2027	$730,000	$690,346
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2028	765,000	719,353
Duluth, MN, Independent School District No. 709, “A”, COP, STAPRP, 5%, 2/01/2025	135,000	156,344
Duluth, MN, Independent School District No. 709, “B”, COP, STAPRP, 5%, 2/01/2026	430,000	509,038
Duluth, MN, Independent School District No. 709, “B”, COP, STAPRP, 5%, 2/01/2028	125,000	153,693
Duluth, MN, Independent School District No. 709, “A”, COP, 5%, 2/01/2025	500,000	579,050
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2025	250,000	283,730
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2026	200,000	231,394
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2021	2,000,000	2,039,660
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2023	500,000	551,315
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2024	615,000	693,449
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2025	850,000	978,809
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2026	700,000	821,058
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2027	700,000	836,024
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037	3,215,000	3,381,216
State of Minnesota, “B”, 5%, 8/01/2021	5,000,000	5,258,900

		$20,701,205
Mississippi - 2.6%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2024	$2,065,000	$2,302,599
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2025	3,590,000	4,067,147
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2026	2,485,000	2,865,553
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	1,395,000	1,604,320
Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2020	625,000	630,238

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Business Finance Corp., Rev. (System Energy Resources, Inc. Project), 2.5%, 4/01/2022	$10,000,000	$10,029,300
Mississippi Development Bank Special Obligation (Gulfport Public Improvement Project), BAM, 5%, 11/01/2030	1,745,000	2,100,614
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5%, 10/01/2020	660,000	656,720
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5.5%, 10/01/2021	1,165,000	1,153,606
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5.5%, 10/01/2022	585,000	575,277
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6%, 10/01/2023	700,000	694,337
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/2021	1,685,000	1,728,978
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, AGM, 5%, 3/01/2023	1,000,000	1,090,610
Mississippi Gaming Tax Rev., “A”, 5%, 10/15/2024	750,000	830,017
Mississippi Gaming Tax Rev., “A”, 5%, 10/15/2028	1,400,000	1,631,350
Mississippi Home Corp., Multi-Family Housing Rev. (Gateway Affordable Communities Project), 2.4%, 2/01/2022 (Put Date 8/01/2021)	5,000,000	5,101,750
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	7,000,000	7,480,060
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-2”, 1.07%, 9/01/2022 (Put Date 6/01/2020)	5,000,000	4,999,650
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2025	530,000	593,452
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2026	625,000	711,462
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2027	800,000	926,240
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2028	975,000	1,147,711
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2029	400,000	476,864
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2040 (Put Date 3/01/2027)	5,040,000	5,947,704
State of Mississippi, “B”, 5%, 12/01/2025	415,000	495,535
Warren County, MS, Gulf Opportunity Zone Rev. (International Paper Company Project), 2.9%, 9/01/2032 (Put Date 9/01/2023)	4,000,000	3,994,880

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2024	$400,000	$452,620
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2025	585,000	680,642
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2026	525,000	607,430

		$65,576,666
Missouri - 1.0%
Kansas City, MO, Industrial Development Authority, Airport Special Obligation Bonds (International Airport Terminal Modernization Project), “B”, 5%, 3/01/2029	$4,000,000	$4,727,840
Kansas City, MO, Industrial Development Authority, Airport Special Obligation Bonds (International Airport Terminal Modernization Project), “B”, 5%, 3/01/2030	2,000,000	2,339,060
Kansas City, MO, Industrial Development Authority, Airport Special Obligation Bonds (International Airport Terminal Modernization Project), “B”, 5%, 3/01/2031	1,250,000	1,449,100
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2021	565,000	567,492
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2022	550,000	554,884
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2025	215,000	218,244
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2027	2,500,000	3,010,350
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2028	7,820,000	9,587,711
Wentzville, MO, School District R-IV, General Obligation Refunding & Improvement Rev. (Missouri Direct Deposit Program), 4%, 3/01/2029	1,555,000	1,809,414

		$24,264,095
Nebraska - 0.5%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), 5%, 9/01/2020	$1,710,000	$1,724,945
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), 5%, 9/01/2021	2,000,000	2,067,200
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 4), 5%, 3/01/2050 (Put Date 1/01/2024)	8,500,000	9,168,525

		$12,960,670
Nevada - 0.5%
Director of the State of Nevada, Department of Business and Industry, Solid Waste Disposal Rev. (Republic Services, Inc. Project), 1.47%, 12/01/2026 (Put Date 6/01/2020)	$900,000	$899,910
Sparks, NV, Tourism Improvement District No. 1 Rev. (Legends at Sparks Marina), “A”, 2.5%, 6/15/2024 (n)	420,000	404,027

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - continued
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Projects), “F”, 2.05%, 3/01/2036 (Put Date 4/15/2022)	$10,250,000	$10,319,905

		$11,623,842
New Hampshire - 0.7%
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Emerald Renewable Diesel LLC Project), 2%, 6/01/2049 (Put Date 8/31/2020) (n)	$9,470,000	$9,480,985
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Company Project), “A”, 2.8%, 10/01/2033 (Put Date 10/02/2023)	5,000,000	5,136,400
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.25%, 6/01/2026	3,560,000	3,898,449

		$18,515,834
New Jersey - 5.6%
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2024	$345,000	$388,132
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2027	200,000	241,076
City of Trenton, NJ, General Obligation Refunding, AGM, 4%, 7/15/2022	1,325,000	1,403,241
City of Trenton, NJ, General Obligation Refunding, AGM, 4%, 7/15/2023	1,000,000	1,082,720
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2025	1,205,000	1,296,942
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2026	900,000	977,571
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2025	795,000	951,822
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2026	600,000	739,584
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2020	1,000,000	1,006,810
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2021	2,465,000	2,511,835
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2024	1,000,000	1,133,080
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2025	1,000,000	1,165,080
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2026	1,000,000	1,189,520

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 7/01/2020	$500,000	$501,030
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2021	300,000	302,538
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 7/01/2021	425,000	431,167
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	95,000	96,890
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	560,000	587,065
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	640,000	663,053
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2025	1,610,000	1,666,189
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2026	2,000,000	2,073,960
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2027	1,500,000	1,556,760
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2028	3,000,000	3,097,140
New Jersey Economic Development Authority Rev., School Facilities Construction, “XX”, 5%, 6/15/2021	1,005,000	1,020,407
New Jersey Economic Development Authority Rev., School Facilities Construction, Capital Appreciation, “DDD”, AGM, 0%, 12/15/2026	9,445,000	7,817,910
New Jersey Economic Development Authority, State Lease Rev. (State House Project), “B”, 5%, 6/15/2026	1,085,000	1,125,123
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	810,000	738,461
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	8,495,000	9,308,396
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	6,885,000	7,471,740
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2023	1,615,000	1,696,880
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2024	2,150,000	2,286,052
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2026	1,420,000	1,521,274

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2027	$2,000,000	$2,040,800
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1B”, 2.95%, 12/01/2028	3,490,000	3,410,428
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “A”, 2.375%, 12/01/2029	10,000,000	9,319,200
New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit Rev. (Pilgrim Baptist Village I & II), “E”, 1.5%, 9/01/2022 (Put Date 9/01/2021)	5,000,000	5,011,350
New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit Rev. (Riverside Village Family Apartments (Phase I) Project), “F”, HUD Section 8, 1.35%, 12/01/2022	5,300,000	5,290,831
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2023	1,750,000	1,900,972
New Jersey Tobacco Settlement Financing Corp., “B”, 3.2%, 6/01/2027	8,495,000	8,474,952
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	1,985,000	2,130,897
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2024	4,000,000	4,286,000
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	470,000	508,366
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-2”, 5%, 6/15/2020	5,000,000	5,013,000
New Jersey Transportation Trust Fund Authority, Transportation Program (SIFMA Index Multimodal Notes), “BB-2”, FLR, 1.42% (SIFMA + 1.2%), 6/15/2034 (Put Date 12/15/2021)	10,000,000	9,995,100
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, NATL, 5.75%, 6/15/2023	1,010,000	1,062,055
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, AAC, 5.25%, 12/15/2023	155,000	161,437
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NATL, 5.5%, 12/15/2020	1,910,000	1,935,250
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,149,050
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2028	6,610,000	4,855,177
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	1,890,000	1,277,602
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2027	3,780,000	2,985,784
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2024	1,440,000	1,646,914

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2025	$1,850,000	$2,164,574
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2026	1,725,000	2,061,427
South Jersey, NJ, Transportation Authority System Rev., “A”, AGM, 5%, 11/01/2029	1,750,000	1,985,550

		$140,716,164
New Mexico - 0.0%
Clayton, NM, Jail Project Improvement Rev., NATL, 5%, 11/01/2029	$1,000,000	$1,140,940

New York - 5.5%
Guilderland, NY, Central School District Rev., “A”, 2.25%, 7/10/2020	$1,825,000	$1,828,559
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/2022	1,140,000	1,176,982
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “A-1”, 5%, 2/01/2023	20,000,000	19,922,600
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-1”, 5%, 5/15/2022	12,375,000	12,311,393
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	7,625,000	7,580,394
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2020	1,000,000	1,005,310
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2021	200,000	209,116
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2022	250,000	262,818
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2023	1,300,000	1,405,352
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2025	2,400,000	2,679,648
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “D”, 3.5%, 10/01/2029	3,370,000	3,652,136
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, 3%, 8/01/2032 (Put Date 7/01/2025)	11,125,000	11,736,875
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/2020	3,395,000	3,399,549
New York Environmental Facilities Corp. Rev., “C”, ETM, 5%, 11/15/2020	5,000	5,114

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued

New York - continued
New York Environmental Facilities Corp. Rev., Unrefunded Balance, “C”, 5%, 11/15/2020	$2,820,000	$2,885,480
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2025	11,030,000	11,085,040
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2028	3,965,000	3,974,357
New York, NY, “I”, 5%, 8/01/2022	7,500,000	8,073,000
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “K-1-A”, 3.05%, 11/01/2027	5,195,000	5,313,758
New York, NY, Transitional Finance Authority Rev., “G-5”, VRDN, 0.12%, 5/01/2034	10,000,000	10,000,000
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2026	1,625,000	1,807,991
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2027	1,425,000	1,582,719
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2028	1,000,000	1,108,080
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2029	175,000	193,330
Port Authority of NY & NJ (207th Series), 5%, 9/15/2027	1,755,000	2,070,584
Poughkeepsie, NY, Anticipation Notes, “A”, 3%, 5/02/2020	510,000	510,000
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2020	1,655,000	1,659,253
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2021	2,040,000	2,070,947
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2022	1,070,000	1,095,894
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2023	1,125,000	1,158,536
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2024	465,000	479,299
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2025	235,000	243,178
Suffolk County, NY, “B”, AGM, 5%, 10/15/2025	7,000,000	8,251,180
Suffolk County, NY, “A”, BAM, 5%, 4/01/2027	2,360,000	2,875,282
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2025	1,000,000	1,114,530
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2026	2,000,000	2,262,500
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2027	1,500,000	1,718,820

		$138,709,604
North Carolina - 0.9%
Charlotte, NC, COP (Convention Facility Project), “A”, 5%, 12/01/2020	$4,100,000	$4,200,983
New Hanover County, NC, General Obligation School, 5%, 9/01/2024	2,615,000	3,046,318

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
New Hanover County, NC, General Obligation School, 5%, 9/01/2025	$2,140,000	$2,564,811
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, ASSD GTY, 5%, 6/01/2022	665,000	704,434
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, ASSD GTY, 5%, 6/01/2023	325,000	352,414
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, ASSD GTY, 5%, 6/01/2024	700,000	775,677
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2026	1,500,000	1,719,900
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2027	4,000,000	4,668,120
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2020	500,000	508,725
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2025	645,000	732,714
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2026	1,000,000	1,154,630
Wayne County, NC, Limited Obligation, 4%, 6/01/2029	1,035,000	1,197,278

		$21,626,004
North Dakota - 0.4%
McKenzie County, ND, State Aid Certificates of Indebtedness, 4%, 8/01/2025	$2,265,000	$2,178,998
McKenzie County, ND, State Aid Certificates of Indebtedness, 4%, 8/01/2026	1,195,000	1,137,939
McKenzie County, ND, State Aid Certificates of Indebtedness, 4%, 8/01/2027	3,360,000	3,167,505
Williston, ND, Airport Rev., 4%, 11/01/2029	2,310,000	2,482,534

		$8,966,976
Ohio - 2.5%
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2024	$2,000,000	$2,186,500
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2025	1,970,000	2,191,172
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2026	3,000,000	3,385,320
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2029	1,250,000	1,335,437
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2025	1,250,000	1,406,775
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 5/15/2021 (Prerefunded 11/15/2020)	375,000	383,201
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2021 (Prerefunded 11/15/2020)	385,000	393,420

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2022 (Prerefunded 11/15/2020)	$405,000	$413,857
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 5/15/2020	360,000	360,342
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 11/15/2020	365,000	371,052
Columbus, OH, 5%, 7/01/2022	2,350,000	2,552,194
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2026	2,000,000	2,228,100
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2027	2,150,000	2,426,361
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), “C”, 2.1%, 4/01/2028 (Put Date 10/01/2024)	2,075,000	2,010,281
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	115,000	114,791
Ohio Higher Education, “C”, 5%, 8/01/2021	8,000,000	8,416,240
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2023	625,000	673,613
Ohio Higher Educational Facility Rev. (Case Western Reserve University Project), “C”, 1.625%, 12/01/2034 (Put Date 12/01/2026)	5,000,000	4,816,750
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2021	1,000,000	1,056,590
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2022	775,000	843,595
Ohio Water Development Authority, Solid Waste Rev. (Waste Management, Inc.), 3.25%, 11/01/2022 (Put Date 11/01/2022)	11,000,000	11,184,690
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/2020	2,000,000	2,006,800
State of Ohio, Hospital Rev. (University Hospitals Health System, Inc.), 5%, 1/15/2050 (Put Date 1/15/2025)	5,000,000	5,749,700
State of Ohio, Major New State Infrastructure Project Rev., 5%, 12/15/2023	6,625,000	7,524,542

		$64,031,323
Oklahoma - 0.2%
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2025	$800,000	$817,808
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2026	500,000	511,165
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2020	1,500,000	1,503,900

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2021	$700,000	$724,878
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2022	600,000	638,736

		$4,196,487
Oregon - 0.4%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/2021	$350,000	$358,162
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2023	500,000	534,400
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 8/01/2025 (Put Date 5/02/2022)	475,000	473,623
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 7/01/2038 (Put Date 5/01/2022)	645,000	643,129
Lake Oswego, OR, 4%, 6/01/2020	1,830,000	1,834,502
Lake Oswego, OR, 4%, 6/01/2021	2,330,000	2,408,358
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2024	1,500,000	1,661,850
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2025	1,000,000	1,127,200

		$9,041,224
Pennsylvania - 8.9%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 5%, 4/01/2026	$2,750,000	$3,159,035
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FLR, 1.901% (LIBOR - 3mo. + 0.72%), 2/01/2021	340,000	339,510
Allentown, PA, City School District, BAM, 5%, 2/01/2026	4,155,000	4,901,238
Allentown, PA, City School District, BAM, 5%, 2/01/2027	4,375,000	5,273,712
Altoona, PA, Sewer Rev., AGM, 5%, 12/01/2027	500,000	612,040
Athens, PA, School District Rev., BAM, 4%, 4/15/2026	1,465,000	1,664,943
Athens, PA, School District Rev., BAM, 4%, 4/15/2027	1,070,000	1,235,497
Beaver County, PA, Big Beaver Falls School District Rev., BAM, 5%, 3/15/2025	1,325,000	1,536,496
Beaver County, PA, Big Beaver Falls School District Rev., BAM, 5%, 3/15/2026	1,380,000	1,635,604
Beaver County, PA, Big Beaver Falls School District Rev., BAM, 5%, 3/15/2027	1,460,000	1,766,512

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2025	$1,500,000	$1,597,890
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2027	315,000	339,762
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2028	730,000	778,122
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2029	1,125,000	1,192,421
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-1”, 5%, 2/01/2040 (Put Date 2/01/2025)	4,810,000	5,206,921
Berks County, PA, Reading School District, “A”, BAM, 4%, 4/01/2024	615,000	673,370
Berks County, PA, Reading School District, “A”, BAM, 4%, 4/01/2025	1,000,000	1,114,350
Berks County, PA, Reading School District, “B”, BAM, 4%, 4/01/2024	1,200,000	1,313,892
Berks County, PA, Reading School District, “B”, BAM, 4%, 4/01/2025	1,680,000	1,872,108
Berks County, PA, Reading School District, “C”, BAM, 5%, 4/01/2023	720,000	794,095
Berks County, PA, Reading School District, “C”, BAM, 5%, 4/01/2024	3,635,000	4,117,510
Berks County, PA, Reading School District, “D”, BAM, 5%, 4/01/2025	8,395,000	9,750,037
Charleroi, PA, Area School District, BAM, 4%, 11/15/2026	1,110,000	1,263,113
Charleroi, PA, Area School District, BAM, 4%, 11/15/2028	250,000	289,940
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2025	9,000,000	10,761,660
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2026	6,035,000	7,354,553
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2027	3,000,000	3,472,530
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	585,000	589,300
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,025,000	1,042,466
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	730,000	748,345
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/2026	1,400,000	1,384,880
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2020	500,000	500,000
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2022	1,095,000	1,127,664
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 3.25%, 5/01/2023	160,000	158,493

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	$1,000,000	$1,061,540
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2027	1,075,000	1,304,244
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2030	855,000	1,066,134
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2031	525,000	649,357
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2021	870,000	899,041
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2022	650,000	696,202
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2024	230,000	260,530
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2025	475,000	552,159
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2026	195,000	232,071
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2024	275,000	311,504
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2026	980,000	1,166,308
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2027	2,135,000	2,590,289
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2029	2,605,000	3,264,299
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2030	425,000	529,950
Erie, PA, Water Authority, Water Rev., “D”, BAM, 5%, 12/01/2027	625,000	776,544
Erie, PA, Water Authority, Water Rev., “D”, BAM, 5%, 12/01/2028	1,000,000	1,260,380
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2021	300,000	313,347
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2022	320,000	342,886
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2024	700,000	775,943
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2025	265,000	295,949
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2023	770,000	833,109
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2024	1,015,000	1,117,931
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2025	525,000	587,181

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2026	$550,000	$623,607
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2027	570,000	655,859
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2028	595,000	678,740
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2029	410,000	464,776
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2030	425,000	478,367
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2031	440,000	491,564
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2032	460,000	510,352
Lancaster, PA, School District General Obligation, “B”, AGM, 4%, 6/01/2022	805,000	851,481
Lancaster, PA, School District General Obligation, “B”, AGM, 4%, 6/01/2023	450,000	486,788
Lehigh County, PA, General Purpose Authority (Lehigh Valley
Health Network Hospital), “A”, 5%, 7/01/2021	1,200,000	1,246,476
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2021	1,295,000	1,261,213
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2022	1,345,000	1,284,071
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2023	1,060,000	990,697
Luzerne County, PA, “A”, AGM, 5%, 11/15/2020	1,355,000	1,383,970
Luzerne County, PA, “A”, AGM, 5%, 11/15/2021	3,000,000	3,174,720
Luzerne County, PA, “A”, AGM, 5%, 12/15/2021	445,000	472,310
Luzerne County, PA, “A”, AGM, 5%, 12/15/2023	400,000	447,968
Luzerne County, PA, “A”, AGM, 5%, 12/15/2024	410,000	470,524
Luzerne County, PA, “A”, AGM, 5%, 12/15/2026	370,000	444,041
Luzerne County, PA, “A”, AGM, 5%, 12/15/2029	930,000	1,120,576
Luzerne County, PA, “B”, AGM, 5%, 5/15/2020	2,200,000	2,202,706
Luzerne County, PA, “B”, AGM, 5%, 5/15/2021	2,055,000	2,135,823
Luzerne County, PA, Industrial Development Authority, Tax Exempt Guaranteed Lease Rev., AGM, 5%, 12/15/2025	1,000,000	1,174,520
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, “B”, BAM, 5%, 8/01/2028	1,540,000	1,859,843
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/2023 (Prerefunded 1/01/2022)	1,225,000	1,307,687
Montgomery County, PA, Higher Education & Health Authority Rev. (AICUP Financing Program - Gwynedd Mercy University Project), 4%, 5/01/2036 (Put Date 5/01/2022)	1,100,000	1,115,224
Montgomery County, PA, Higher Education & Health Authority Rev. (AICUP Financing Program - Gwynedd Mercy University Project), 4%, 5/01/2036 (Put Date 5/01/2023)	1,205,000	1,225,521
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2029	1,000,000	1,168,000
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2030	1,350,000	1,565,946

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2031	$355,000	$407,540
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2021	2,000,000	2,034,840
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2022	3,485,000	3,627,885
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Co. Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	880,000	880,625
Northampton and Lehigh Counties, PA, Bethlehem Area School District, “A”, 5%, 2/01/2025	4,575,000	5,355,449
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 1.7%, 8/01/2037 (Put Date 8/03/2020)	2,000,000	1,998,920
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2022	1,000,000	1,072,250
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2023	475,000	525,626
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2024	750,000	854,625
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.35%, 10/01/2021	2,755,000	2,789,713
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.45%, 4/01/2022	3,100,000	3,150,995
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.55%, 10/01/2022	3,190,000	3,260,244
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.8%, 4/01/2024	1,110,000	1,157,231
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033	5,110,000	5,520,026
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “116A”, 3%, 4/01/2023	525,000	546,294
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.2%, 10/01/2028	3,550,000	3,850,543
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 2%, 10/15/2020	525,000	527,431
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 2%, 10/15/2021	190,000	192,310

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2022	$255,000	$271,419
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2023	280,000	304,091
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2024	300,000	331,974
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2026	250,000	285,445
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2027	480,000	555,000
Philadelphia, PA, Authority for Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2024	5,675,000	6,552,639
Philadelphia, PA, School District, 5%, 9/01/2022 (w)	5,790,000	6,283,018
Philadelphia, PA, School District, 5%, 9/01/2023 (w)	2,500,000	2,795,350
Philadelphia, PA, School District, “A”, 5%, 9/01/2020	750,000	759,998
Philadelphia, PA, School District, “A”, 5%, 9/01/2021	475,000	499,748
Philadelphia, PA, School District, “A”, 5%, 9/01/2023	1,050,000	1,177,281
Philadelphia, PA, School District, “A”, 5%, 9/01/2025	1,000,000	1,180,930
Philadelphia, PA, School District, “A”, 5%, 9/01/2026	635,000	760,355
Philadelphia, PA, School District, “A”, 5%, 9/01/2027	1,850,000	2,248,027
Philadelphia, PA, School District, “F”, 5%, 9/01/2026	5,000,000	5,987,050
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2022	1,510,000	1,623,733
Pittsburgh, PA, Water & Sewer Authority Rev., “B”, AGM, 5%, 9/01/2031	1,750,000	2,284,800
Scranton, PA, School District Rev., FLR, 1.519% (68% of LIBOR -1mo. + 0.85%), 4/01/2031 (Put Date 4/01/2021)	5,180,000	5,181,917
Wayne County, PA, County Guaranteed Hospital Rev. (Wayne Memorial Hospital Project), “A”, 5%, 7/01/2030	500,000	599,360
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2024	1,250,000	1,409,325
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2025	1,000,000	1,155,780
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2027	1,000,000	1,194,920
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2020	855,000	855,855
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2022	930,000	938,100
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2025	1,605,000	1,627,277

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2022	$415,000	$439,601
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2023	805,000	870,535
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2024	745,000	821,176
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2025	750,000	840,683
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2026	1,130,000	1,280,900
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2027	1,170,000	1,343,090
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2028	1,100,000	1,275,494
York County, PA, Suburban School District General Obligation, “A”, BAM, 4%, 2/15/2021	275,000	281,460
York County, PA, Suburban School District General Obligation, “A”, BAM, 4%, 2/15/2022	1,075,000	1,131,373

		$224,648,528
Puerto Rico - 4.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$1,135,000	$1,141,583
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	1,830,000	1,841,218
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AGM, 5.25%, 7/01/2022	4,070,000	4,226,084
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	3,880,000	3,894,938
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2023	500,000	531,475
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2024	740,000	758,937
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2025	1,740,000	1,883,759
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	2,660,000	2,712,695
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	610,000	606,175
Commonwealth of Puerto Rico, Public Improvement, “A”, FLR, ASSD GTY, 2.784% (CPI), 7/01/2020	4,000,000	3,999,920
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 5.5%, 7/01/2029	1,905,000	2,087,232

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	$8,220,000	$8,241,043
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2021	8,765,000	8,911,901
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,000,000	2,014,360
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	335,000	335,047
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	1,365,000	1,371,648
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	3,930,000	3,930,118
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	40,000	40,072
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2021	5,115,000	5,186,405
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,095,000	1,118,422
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2023	435,000	445,766
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	110,000	110,265
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	115,000	115,330
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	300,000	300,447
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2023	370,000	370,722
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2024	1,845,000	1,849,446
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	345,000	345,290
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2023	860,000	861,677
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	530,000	531,277
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	25,000	25,072
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	260,000	261,859
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2023	1,075,000	1,082,450
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	1,310,000	1,318,528

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	$195,000	$200,261
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	460,000	472,213
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	5,000	4,995
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	380,000	383,747
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	160,000	159,656
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	295,000	294,917
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	90,000	88,285
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	390,000	380,492
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	3,980,000	4,243,158
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	4,900,000	5,275,683
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	615,000	668,591
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	3,270,000	3,566,687
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	5,535,000	6,043,113
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	135,000	135,861
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	390,000	392,800
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	3,210,000	3,434,572

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	$207,000	$201,626
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	718,000	540,805
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	15,340,000	10,483,049
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	245,000	245,703

		$99,667,375
Rhode Island - 0.7%
Providence, RI, “A”, 5%, 1/15/2021	$1,000,000	$1,020,780
Rhode Island Health & Educational Building Corp. Rev. (Lifespan Obligated Group), 5%, 5/15/2026	5,000,000	5,588,600
Rhode Island Health & Educational Building Corp. Rev. (Providence Public Building Authority), “A”, 5%, 5/15/2021	2,240,000	2,327,159
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2020	2,000,000	2,036,880
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	880,000	922,750
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	550,000	591,371
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2026	950,000	1,103,330
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2027	800,000	943,904
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2028	1,000,000	1,195,210
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	1,100,000	1,084,380
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	1,540,000	1,557,125

		$18,371,489
South Carolina - 0.6%
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/2022	$3,095,000	$3,401,219
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,545,000	4,668,942
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2023	1,300,000	1,467,466
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2024	1,000,000	1,146,540
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2025	1,500,000	1,755,930

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Williamsburg County, SC, General Obligation Rev. (Capital Projects Sales & Use Tax), “B”, BAM, 5%, 3/01/2026	$1,680,000	$2,012,153

		$14,452,250
Tennessee - 1.4%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2021	$720,000	$741,924
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2023	850,000	921,239
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2024	750,000	831,765
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2025	1,350,000	1,522,260
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2027	265,000	309,470
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2028	500,000	578,575
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2028	490,000	560,001
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2029	1,450,000	1,669,878
Memphis, TN, Health, Educational and Housing Board, Multi-Family Housing Rev. (Burkle & Main Apartments Project), 1.4%, 11/01/2022 (Put Date 5/01/2022)	1,500,000	1,502,130
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/2021	7,500,000	7,817,100
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 4%, 11/01/2049 (Put Date 11/01/2025)	18,380,000	19,537,940

		$35,992,282
Texas - 6.6%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2021	$400,000	$420,356
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2022	350,000	378,728
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2023	325,000	361,910
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2024	325,000	371,504
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2025	400,000	467,412
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2026	400,000	477,180
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2027	525,000	636,610

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2025	$2,790,000	$2,767,540
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2024	1,200,000	1,188,264
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2021	400,000	411,364
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2022	1,055,000	1,115,968
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2022	460,000	486,317
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2023	1,070,000	1,160,950
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2023	750,000	813,750
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2024	1,025,000	1,137,965
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2025	985,000	1,117,059
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2026	940,000	1,083,181
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2026	1,005,000	1,158,082
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2027	805,000	942,325
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2028	710,000	844,041
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2028	1,340,000	1,592,979
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2029	495,000	592,906
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2029	1,440,000	1,724,818
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 3%, 4/01/2039	420,000	389,957
Brownsville, TX, Independent School District, “A”, Texas PSF, 5%, 2/15/2021	6,595,000	6,807,359
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2025	950,000	1,086,315
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2026	1,000,000	1,166,660
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2027	1,000,000	1,154,160
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2029	1,100,000	1,260,490
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 4%, 8/15/2023	900,000	981,342

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2024	$600,000	$692,322
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2026	1,475,000	1,783,009
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	1,765,000	1,739,549
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 4%, 9/01/2020	650,000	653,191
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/2023	525,000	564,086
El Paso, TX, General Obligation, 4%, 8/15/2029	1,440,000	1,637,136
Gaines County, TX, Seminole Hospital District, “A”, 3.75%, 2/15/2023	2,020,000	2,097,831
Gaines County, TX, Seminole Hospital District, “A”, 3.9%, 2/15/2024	2,125,000	2,209,532
Gaines County, TX, Seminole Hospital District, “A”, 4.05%, 2/15/2025	2,215,000	2,306,546
Gaines County, TX, Seminole Hospital District, “A”, 4.25%, 2/15/2026	1,155,000	1,204,226
Gaines County, TX, Seminole Hospital District, “A”, 4.5%, 2/15/2027	2,405,000	2,515,317
Gaines County, TX, Seminole Hospital District, “A”, 4.65%, 2/15/2028	2,615,000	2,739,265
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), “A”, 5%, 10/01/2027	6,000,000	7,316,460
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), “A”, 5%, 10/01/2028	9,000,000	11,168,820
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2020	575,000	577,381
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2021	1,000,000	1,009,510
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2020	1,000,000	1,005,810
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	475,000	473,884
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	1,010,000	1,005,344
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	705,000	702,624
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2024	4,000,000	4,424,880
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2025	1,000,000	1,125,130

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2026	$3,000,000	$3,422,430
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2022	500,000	542,865
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2023	550,000	614,570
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2024	575,000	658,818
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2026	1,100,000	1,314,973
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2024	250,000	281,843
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2025	500,000	575,540
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2028	350,000	404,152
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2025	130,000	132,445
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2026	150,000	152,715
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2028	225,000	227,162
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2029	275,000	275,718
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2030	185,000	184,175
Lone Star College System, TX, 5%, 2/15/2027	3,750,000	4,493,437
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 2.6%, 11/01/2029	3,000,000	2,855,100
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “B-1”, 3.25%, 11/15/2022	10,000	9,189
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2021	400,000	408,984
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5%, 6/01/2024	1,915,000	2,208,435
Prosper, TX, Independent School District, School Building, Texas PSF, 5%, 2/15/2029	600,000	764,322
Prosper, TX, Independent School District, School Building, Texas PSF, 5%, 2/15/2030	700,000	892,731
Regents of the University of North Texas Rev. Financing System, “A”, 5%, 4/15/2026	1,000,000	1,204,990
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2024	1,595,000	1,757,100
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2025	1,015,000	1,136,252
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2026	1,690,000	1,916,629
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2027	1,870,000	2,144,684
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2028	565,000	653,903

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2020	$550,000	$552,794
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2021	1,000,000	1,035,320
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2022	1,405,000	1,485,858
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2023	1,100,000	1,187,681
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2024	860,000	945,613
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2025	1,600,000	1,787,024
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2026	1,250,000	1,413,825
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2027	2,750,000	3,144,350
State of Texas, Tax and Revenue Anticipation Notes, 4%, 8/27/2020	25,000,000	25,275,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/2022	1,160,000	1,249,227
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2020	785,000	785,314
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2021	1,390,000	1,390,584
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2022	1,460,000	1,458,263
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2024	515,000	511,905
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2025	1,675,000	1,659,841
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2026	440,000	460,830
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2028	135,000	97,118
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2029	500,000	342,935

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Travis County, TX, Health Facilities Development Corp. First Mortgage Refunding Rev. (Longhorn Village Project), “A”, 7%, 1/01/2032 (Prerefunded 1/01/2021)	$1,715,000	$1,784,063
Travis County, TX, Health Facilities Development Corp. First Mortgage Refunding Rev. (Longhorn Village Project), “A”, 7.125%, 1/01/2046 (Prerefunded 1/01/2021)	2,215,000	2,306,014
Waco, TX, 5%, 2/01/2027	3,220,000	3,968,940

		$165,125,506
U.S. Virgin Islands - 0.4%
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2023	$1,500,000	$1,624,110
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2024	1,500,000	1,653,705
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	3,595,000	3,646,984
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, AGM, 5%, 10/01/2025	3,625,000	3,752,237

		$10,677,036
Utah - 0.4%
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2025	$1,990,000	$2,243,128
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2026	1,200,000	1,372,656
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2028	5,000,000	5,858,300

		$9,474,084
Vermont - 0.7%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$1,575,000	$1,624,912
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2023	525,000	567,310
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2024	1,010,000	1,111,707
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2024	775,000	853,042
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2026	1,470,000	1,674,007
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2027	775,000	880,222
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2027	1,000,000	1,156,020

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - continued
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2028	$1,600,000	$1,873,760
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2029	1,640,000	1,938,906
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2022	1,420,000	1,505,640
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2023	1,000,000	1,080,590
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2024	850,000	935,595
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2025	875,000	980,586
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2026	2,100,000	2,391,438

		$18,573,735
Virginia - 0.8%
Charles City County, VA, Economic Development Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 8/01/2027 (Put Date 5/02/2022)	$475,000	$473,622
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	2,175,000	2,177,849
Gloucester County, VA, Industrial Development Authority Rev. (Waste Management Disposal Services of Virginia, Inc.), “A”, 2.4%, 9/01/2038 (Put Date 5/02/2022)	410,000	408,811
King George County, VA, Industrial Development Authority Solid Waste Disposal Rev. (King George Landfill, Inc. Project), “A”, 2.5%, 6/01/2023 (Put Date 5/01/2020)	545,000	541,321
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/2021	1,375,000	1,416,869
Sussex County, VA, Industrial Development Authority Solid Waste Disposal Rev. (Atlantic Waste Disposal, Inc. Project), “A”, 2.4%, 6/01/2028 (Put Date 5/01/2022)	475,000	473,623
Virginia Housing Development Authority Rev., Rental Housing, “A”, 1.9%, 3/01/2023	6,355,000	6,356,462
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 8/01/2023	4,000,000	4,496,760
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2020	1,150,000	1,169,596
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2021	1,000,000	1,053,480
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2022	750,000	814,942

		$19,383,335

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 2.1%
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2020	$2,230,000	$2,244,584
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2021	2,455,000	2,567,783
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2022	2,000,000	2,155,080
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2023	1,500,000	1,660,110
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation, 3.5%, 12/15/2023	2,080,000	2,090,733
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation, 4%, 12/15/2028	4,015,000	4,111,039
Pierce County, WA, “A”, 5%, 7/01/2022	3,290,000	3,568,630
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2020	1,175,000	1,178,502
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2022	1,740,000	1,857,119
Seattle, WA, Port Rev., 5%, 4/01/2025	1,750,000	1,982,873
Seattle, WA, Port Rev., 5%, 4/01/2026	3,000,000	3,446,220
Seattle, WA, Port Rev., 5%, 4/01/2030	14,685,000	17,122,269
Seattle, WA, Port Rev., 5%, 4/01/2031	3,500,000	4,057,235
Washington Health Care Facilities Authority Rev. (CommonSpirit Health), “B-3”, 5%, 8/01/2049 (Put Date 8/01/2026)	3,500,000	3,955,070
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/2042 (Put Date 10/01/2021)	1,000,000	1,050,020
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/2020	1,175,000	1,177,632

		$54,224,899
West Virginia - 1.1%
Harrison County, WV, Community Solid Waste Disposal Rev. (Monongahela Power Co.), 3%, 10/15/2037 (Put Date 10/15/2021)	$10,000,000	$10,153,000
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2022	1,275,000	1,333,255
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), “A”, 2.55%, 3/01/2040 (Put Date 4/01/2024)	4,000,000	3,999,120
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Wheeling Power Company - Mitchell Project), “A”, 3%, 6/01/2037 (Put Date 4/01/2022)	11,500,000	11,636,160

		$27,121,535
Wisconsin - 1.0%
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/2043 (Put Date 6/01/2021)	$5,000,000	$5,188,600
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2022 (Prerefunded 7/15/2021)	6,000,000	6,300,360

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 10/01/2020	$780,000	$792,995
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 10/01/2022	975,000	1,037,166
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 10/01/2024	440,000	486,015
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 3%, 8/15/2026	4,340,000	4,487,690
Wisconsin Health & Educational Facilities Authority Rev. (Unity Point Health Facilities), “A”, 5%, 12/01/2020	800,000	812,944
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	1,910,000	1,922,854
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	1,995,000	1,852,038
Wisconsin Public Finance Authority Solid Waste Disposal Refunding Rev. (Waste Management, Inc. Project), 2%, 7/01/2029 (Put Date 6/01/2021)	3,470,000	3,446,231

		$26,326,893
Total Municipal Bonds (Identified Cost, $2,394,279,251)		$2,405,306,118

Bonds - 0.2%
Consumer Services - 0.2%
Toll Road Investors Partnership II LP, NATL, Capital Appreciation, 0%, 2/15/2026 (Identified Cost, $5,446,184) (n)	$7,427,000	$6,052,971

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.41% (v) (Identified Cost, $49,461,010)	49,454,105	$49,459,051

Other Assets, Less Liabilities - 2.3%		56,659,732
Net Assets - 100.0%		$2,517,477,872

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $49,459,051 and $2,411,359,089, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $17,041,250, representing 0.7% of net assets.

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
COP	Certificate of Participation
CPI	Consumer Price Index
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SIFMA	Securities Industry & Financial Markets Assn.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,399,725,435)	$2,411,359,089
Investments in affiliated issuers, at value (identified cost, $49,461,010)	49,459,051
Receivables for
Investments sold	61,647,867
Fund shares sold	12,663,895
Interest	28,950,308
Other assets	5,488
Total assets	$2,564,085,698
Liabilities
Payables for
Distributions	$660,310
Investments purchased	23,959,123
Investments purchased on an extended settlement basis	13,270,188
Fund shares reacquired	7,541,887
Payable to affiliates
Investment adviser	53,456
Administrative services fee	2,041
Shareholder servicing costs	882,599
Distribution and service fees	13,000
Payable for independent Trustees’ compensation	164
Accrued expenses and other liabilities	225,058
Total liabilities	$46,607,826
Net assets	$2,517,477,872
Net assets consist of
Paid-in capital	$2,530,564,533
Total distributable earnings (loss)	(13,086,661)
Net assets	$2,517,477,872
Shares of beneficial interest outstanding	312,572,485

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,060,370,477	131,576,899	$8.06
Class B	470,324	58,429	8.05
Class C	78,364,844	9,718,524	8.06
Class I	1,128,576,962	140,185,861	8.05
Class R6	249,695,265	31,032,772	8.05

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.27 [100 / 97.50 x $8.06]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$61,523,447
Dividends from affiliated issuers	1,285,909
Other	283
Total investment income	$62,809,639
Expenses
Management fee	$9,528,088
Distribution and service fees	3,251,809
Shareholder servicing costs	1,701,020
Administrative services fee	324,302
Independent Trustees’ compensation	38,001
Custodian fee	235,525
Shareholder communications	76,072
Audit and tax fees	56,907
Legal fees	21,067
Miscellaneous	326,100
Total expenses	$15,558,891
Fees paid indirectly	(2,022)
Reduction of expenses by investment adviser and distributor	(1,211,817)
Net expenses	$14,345,052
Net investment income (loss)	$48,464,587

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(8,775,418)
Affiliated issuers	26,390
Net realized gain (loss)	$(8,749,028)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(32,892,315)
Affiliated issuers	(2,841)
Net unrealized gain (loss)	$(32,895,156)
Net realized and unrealized gain (loss)	$(41,644,184)
Change in net assets from operations	$6,820,403

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/20	4/30/19
Change in net assets

From operations
Net investment income (loss)	$48,464,587	$42,896,125
Net realized gain (loss)	(8,749,028)	(3,049,205)
Net unrealized gain (loss)	(32,895,156)	44,650,347
Change in net assets from operations	$6,820,403	$84,497,267
Total distributions to shareholders	$(49,097,132)	$(42,728,002)
Change in net assets from fund share transactions	$448,791,595	$233,465,885
Total change in net assets	$406,514,866	$275,235,150

Net assets
At beginning of period	2,110,963,006	1,835,727,856
At end of period	$2,517,477,872	$2,110,963,006

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$8.16	$7.99	$8.11	$8.23		$8.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	$0.17	$0.16	(c)	$0.15
Net realized and unrealized gain (loss)	(0.09)	0.16	(0.12)	(0.12)		0.06
Total from investment operations	$0.07	$0.34	$0.05	$0.04		$0.21

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.17)	$(0.16)		$(0.14)
Net asset value, end of period (x)	$8.06	$8.16	$7.99	$8.11		$8.23
Total return (%) (r)(s)(t)(x)	0.78	4.36	0.60	0.47	(c)	2.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.78	0.79	0.80	(c)	0.80
Expenses after expense reductions (f)	0.66	0.67	0.69	0.69	(c)	0.69
Net investment income (loss)	1.97	2.18	2.06	1.95	(c)	1.82
Portfolio turnover	24	32	33	27		24
Net assets at end of period (000 omitted)	$1,060,370	$817,277	$692,006	$647,875		$703,594

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$8.15	$7.98	$8.10	$8.22		$8.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.12	$0.11	$0.10	(c)	$0.09
Net realized and unrealized gain (loss)	(0.10)	0.16	(0.12)	(0.12)		0.06
Total from investment operations	$0.00	$0.28	$(0.01)	$(0.02)		$0.15

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.11)	$(0.10)		$(0.08)
Net asset value, end of period (x)	$8.05	$8.15	$7.98	$8.10		$8.22
Total return (%) (r)(s)(t)(x)	0.03	3.59	(0.15)	(0.28	)(c)	1.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.55	1.55	(c)	1.55
Expenses after expense reductions (f)	1.42	1.42	1.44	1.44	(c)	1.45
Net investment income (loss)	1.25	1.43	1.32	1.21	(c)	1.08
Portfolio turnover	24	32	33	27		24
Net assets at end of period (000 omitted)	$470	$902	$1,008	$1,367		$1,945

Class C	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$8.16	$7.99	$8.11	$8.24		$8.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.11	$0.10	$0.09	(c)	$0.08
Net realized and unrealized gain (loss)	(0.09)	0.17	(0.12)	(0.13)		0.07
Total from investment operations	$0.00	$0.28	$(0.02)	$(0.04)		$0.15

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.10)	$(0.09)		$(0.07)
Net asset value, end of period (x)	$8.06	$8.16	$7.99	$8.11		$8.24
Total return (%) (r)(s)(t)(x)	(0.07)	3.49	(0.25)	(0.50	)(c)	1.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.55	1.55	(c)	1.55
Expenses after expense reductions (f)	1.52	1.52	1.54	1.54	(c)	1.54
Net investment income (loss)	1.14	1.33	1.22	1.11	(c)	0.97
Portfolio turnover	24	32	33	27		24
Net assets at end of period (000 omitted)	$78,365	$89,702	$105,269	$128,146		$139,554

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17		4/30/16
Net asset value, beginning of period	$8.15	$7.98	$8.10	$8.22		$8.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.19	$0.18	$0.17	(c)	$0.16
Net realized and unrealized gain (loss)	(0.10)	0.17	(0.12)	(0.12)		0.06
Total from investment operations	$0.08	$0.36	$0.06	$0.05		$0.22

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.18)	$(0.17)		$(0.15)
Net asset value, end of period (x)	$8.05	$8.15	$7.98	$8.10		$8.22
Total return (%) (r)(s)(t)(x)	0.92	4.52	0.75	0.61	(c)	2.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.54	0.55	(c)	0.55
Expenses after expense reductions (f)	0.52	0.52	0.54	0.54	(c)	0.54
Net investment income (loss)	2.12	2.33	2.21	2.11	(c)	1.96
Portfolio turnover	24	32	33	27		24
Net assets at end of period (000 omitted)	$1,128,577	$957,507	$756,720	$876,126		$651,872

Class R6	Year ended

	4/30/20	4/30/19	4/30/18 (i)
Net asset value, beginning of period	$8.15	$7.98	$8.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.19	$0.12
Net realized and unrealized gain (loss)	(0.10)	0.17	(0.21)
Total from investment operations	$0.08	$0.36	$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.12)
Net asset value, end of period (x)	$8.05	$8.15	$7.98
Total return (%) (r)(s)(t)(x)	1.00	4.60	(1.06	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.45	0.46	(a)
Expenses after expense reductions (f)	0.44	0.44	0.45	(a)
Net investment income (loss)	2.21	2.40	2.30	(a)
Portfolio turnover	24	32	33
Net assets at end of period (000 omitted)	$249,695	$245,575	$280,725

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and

Notes to Financial Statements – continued

other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $2,065,160. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,405,306,118	$—	$2,405,306,118
U.S. Corporate Bonds	—	6,052,971	—	6,052,971
Mutual Funds	49,459,051	—	—	49,459,051
Total	$49,459,051	$2,411,359,089	$—	$2,460,818,140

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased or sold on an extended settlement basis which includes “when-issued”, “delayed delivery” or “To Be Announced” (TBA) securities. For extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, TBA, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax

Notes to Financial Statements – continued

returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

During the year ended April 30, 2020, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/20	Year ended 4/30/19
Ordinary income (including any short-term capital gains)	$1,065,976	$513,056
Tax-exempt income	48,031,156	42,214,946

Total distributions	$49,097,132	$42,728,002

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/20

Cost of investments	$2,449,004,678
Gross appreciation	41,902,509

Gross depreciation	(30,089,047)
Net unrealized appreciation (depreciation)	$11,813,462

Undistributed ordinary income	427,282
Undistributed tax-exempt income	2,211,738
Capital loss carryforwards	(23,578,244)
Other temporary differences	(3,960,899)

As of April 30, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(22,747,016)
Long-Term	(831,228)
Total	$(23,578,244)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of

Notes to Financial Statements – continued

settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/20	Year ended 4/30/19
Class A	$19,154,214	$16,287,812
Class B	9,571	13,158
Class C	978,382	1,270,813
Class I	23,284,713	19,539,280
Class R6	5,670,252	5,616,939
Total	$49,097,132	$42,728,002

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2020, this management fee reduction amounted to $239,267, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.69%	1.44%	1.54%	0.54%	0.46%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2020. For the year ended April 30, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $133,940 for the year ended April 30, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$2,403,009
Class B	0.75%	0.25%	1.00%	0.90%	7,480
Class C	0.75%	0.25%	1.00%	1.00%	841,320
Total Distribution and Service Fees					$3,251,809

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2020 based on each class’s average daily net assets. 0.10% of the Class A and Class B service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2020, this waiver amounted to $961,194 and $749, for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2020. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2020, this rebate amounted to $10,606 and $1 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2020, were as follows:

Amount
Class A	$148,175
Class B	712
Class C	16,039

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2020, the fee was $31,645, which equated to 0.0013% annually

Notes to Financial Statements – continued

of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,669,375.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended April 30, 2020, the fee paid by the fund under this agreement was $1,406 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended April 30, 2020, purchases and sales of investments, other than short-term obligations, aggregated $974,845,404 and $550,291,588, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	61,696,041	$509,986,936	44,664,831	$359,113,288
Class B	70	575	25,723	205,282
Class C	2,595,014	21,499,482	1,474,401	11,889,665
Class I	68,302,368	563,089,893	67,751,082	544,597,503
Class R6	13,681,588	112,767,896	15,450,857	124,042,821
	146,275,081	$1,207,344,782	129,366,894	$1,039,848,559

Shares issued to shareholders in reinvestment of distributions
Class A	2,177,131	$18,005,764	1,885,044	$15,191,436
Class B	1,075	8,886	1,440	11,593
Class C	100,078	828,207	136,085	1,096,554
Class I	1,910,137	15,785,004	1,599,399	12,875,967
Class R6	676,158	5,584,420	684,892	5,509,943
	4,864,579	$40,212,281	4,306,860	$34,685,493

Shares reacquired
Class A	(32,464,789)	$(266,571,720)	(32,993,208)	$(265,464,696)
Class B	(53,357)	(443,856)	(42,784)	(343,405)
Class C	(3,964,372)	(32,704,450)	(3,790,639)	(30,512,901)
Class I	(47,505,957)	(388,387,046)	(46,685,485)	(374,955,368)
Class R6	(13,473,477)	(110,658,396)	(21,183,362)	(169,791,797)
	(97,461,952)	$(798,765,468)	(104,695,478)	$(841,068,167)

Net change
Class A	31,408,383	$261,420,980	13,556,667	$108,840,028
Class B	(52,212)	(434,395)	(15,621)	(126,530)
Class C	(1,269,280)	(10,376,761)	(2,180,153)	(17,526,682)
Class I	22,706,548	190,487,851	22,664,996	182,518,102
Class R6	884,269	7,693,920	(5,047,613)	(40,239,033)
	53,677,708	$448,791,595	28,978,276	$233,465,885

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective May 1, 2006, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The sale of the fund’s shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2020, the fund’s commitment fee and interest expense were $12,023 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,871,874	$779,871,375	$739,307,747	$26,390	$(2,841)	$49,459,051

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,285,909	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and

Report of Independent Registered Public Accounting Firm – continued

brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jason Kosty Geoffrey Schechter

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 97.83% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2020

     MFS® Total Return Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

RBF-ANN

MFS® Total Return Bond Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic crippled the global economy for a time. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries hit early in the outbreak, has brightened the economic and market outlook during the second quarter, though a great deal of uncertainty remains on how long the aftereffects of the lockdowns will linger.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. For investors, occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

June 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	41.4%
Mortgage-Backed Securities	22.0%
Commercial Mortgage-Backed Securities	11.2%
High Yield Corporates	9.6%
U.S. Treasury Securities	6.9%
Collateralized Debt Obligations	6.7%
Municipal Bonds	2.4%
Asset-Backed Securities	2.2%
Emerging Markets Bonds	0.9%
U.S. Government Agencies	0.6%
Non-U.S. Government Bonds	0.1%
Residential Mortgage-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	12.4%
AA	5.5%
A	17.9%
BBB	25.0%
BB	4.7%
B	1.2%
CCC	0.1%
CC (o)	0.0%
D (o)	0.0%
U.S. Government	9.7%
Federal Agencies	22.6%
Not Rated	5.0%
Cash & Cash Equivalents	(2.9)%
Other	(1.2)%

Portfolio facts (i)
Average Duration (d)	5.7
Average Effective Maturity (m)	8.5 yrs.

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of April 30, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2020, Class A shares of the MFS Total Return Bond Fund (fund) provided a total return of 7.30%, at net asset value. This compares with a return of 10.84% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout of the crisis, central bankers and policymakers have taken a variety of actions unprecedented in both size and speed, but despite their best efforts, a global recession has begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. As the global economy rapidly slowed, a disagreement between Saudi Arabia and Russia over OPEC+ production cuts resulted in the Saudis shelving the OPEC+ arrangement and increasing oil output at the same time that global oil demand was plummeting, which compounded market turmoil. The resulting drop in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market.

Central banks around the world responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, easing volatility and stimulating a market rebound at the end of the period. Monetary easing measures were complimented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement counter-cyclical policies, a departure from the usual market-dictated response to risk-off crises, due to relatively manageable external liabilities and balance of payments in many countries and persistently low inflation.

As is often the case in a serious crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. The aftereffects of the global pandemic could impact consumer, business and government behavior in ways it will be difficult to forecast.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s lesser exposure to the treasury sector, and greater exposure to both the industrials and

4

Management Review – continued

commercial mortgage-backed securities (CMBS) sectors, held back relative results. An out-of-benchmark exposure to the collateralized mortgage obligations (CMO) sector further weighed on relative performance. Additionally, the fund’s yield curve (y) positioning weakened relative performance as interest rates generally declined over the reporting period. Bond selection within “AAA” rated (r) issues further dampened relative results.

Security selection within “BBB” rated bonds, particularly within the industrials sector, was a primary contributor to relative returns. Strong bond selection within the utilities sector also supported relative performance.

Respectfully,

Portfolio Manager(s)

Alexander Mackey, Joshua Marston, and Robert Persons

Note to Shareholders: Effective December 31, 2019, Alexander Mackey was added as a Portfolio Manager of the Fund.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/04/99	7.30%	3.10%	3.93%
B	12/29/00	6.50%	2.35%	3.16%
C	12/29/00	6.40%	2.25%	3.06%
I	1/04/99	7.56%	3.27%	4.09%
R1	4/01/05	6.40%	2.25%	3.06%
R2	10/31/03	6.93%	2.76%	3.58%
R3	4/01/05	7.20%	3.02%	3.84%
R4	4/01/05	7.46%	3.27%	4.09%
R6	5/01/06	7.67%	3.39%	4.16%
529A	7/31/02	7.28%	3.09%	3.90%
529B	7/31/02	6.63%	2.25%	3.03%
529C	7/31/02	6.34%	2.20%	3.00%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		10.84%	3.80%	3.96%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.74%	2.21%	3.48%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.50%	1.99%	3.16%
C With CDSC (1% for 12 months) (v)		5.40%	2.25%	3.06%
529A With Initial Sales Charge (4.25%)		2.72%	2.20%	3.45%
529B With CDSC (Declining over six years from 4% to 0%) (v)		2.63%	1.89%	3.03%
529C With CDSC (1% for 12 months) (v)		5.34%	2.20%	3.00%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index - a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2019 through April 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/19	Ending Account Value 4/30/20	Expenses Paid During Period (p) 11/01/19-4/30/20
A	Actual	0.67%	$1,000.00	$1,015.19	$3.36
	Hypothetical (h)	0.67%	$1,000.00	$1,021.53	$3.37
B	Actual	1.42%	$1,000.00	$1,011.40	$7.10
	Hypothetical (h)	1.42%	$1,000.00	$1,017.80	$7.12
C	Actual	1.52%	$1,000.00	$1,011.81	$7.60
	Hypothetical (h)	1.52%	$1,000.00	$1,017.30	$7.62
I	Actual	0.52%	$1,000.00	$1,016.87	$2.61
	Hypothetical (h)	0.52%	$1,000.00	$1,022.28	$2.61
R1	Actual	1.52%	$1,000.00	$1,011.81	$7.60
	Hypothetical (h)	1.52%	$1,000.00	$1,017.30	$7.62
R2	Actual	1.02%	$1,000.00	$1,013.42	$5.11
	Hypothetical (h)	1.02%	$1,000.00	$1,019.79	$5.12
R3	Actual	0.77%	$1,000.00	$1,014.68	$3.86
	Hypothetical (h)	0.77%	$1,000.00	$1,021.03	$3.87
R4	Actual	0.52%	$1,000.00	$1,016.87	$2.61
	Hypothetical (h)	0.52%	$1,000.00	$1,022.28	$2.61
R6	Actual	0.42%	$1,000.00	$1,017.40	$2.11
	Hypothetical (h)	0.42%	$1,000.00	$1,022.77	$2.11
529A	Actual	0.70%	$1,000.00	$1,015.06	$3.51
	Hypothetical (h)	0.70%	$1,000.00	$1,021.38	$3.52
529B	Actual	1.08%	$1,000.00	$1,013.37	$5.41
	Hypothetical (h)	1.08%	$1,000.00	$1,019.49	$5.42
529C	Actual	1.57%	$1,000.00	$1,010.66	$7.85
	Hypothetical (h)	1.57%	$1,000.00	$1,017.06	$7.87

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from January 1, 2020 through April 30, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period,

10

Expense Table – continued

and the hypothetical expenses paid during the period would have been approximately 1.57%, $7.86, and $7.87 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.02% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

4/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 102.3%
Aerospace - 0.9%
Boeing Co., 5.805%, 5/01/2050	$17,424,000	$17,424,000
Raytheon Technologies Corp., 4.125%, 11/16/2028	8,351,000	9,692,513
Raytheon Technologies Corp., 4.05%, 5/04/2047	13,687,000	16,756,390
TransDigm, Inc., 6.5%, 7/15/2024	19,607,000	18,111,966

		$61,984,869
Apparel Manufacturers - 0.4%
NIKE, Inc., 3.375%, 3/27/2050	$21,728,000	$24,361,232

Asset-Backed & Securitized - 20.2%
AIMCO Properties CLO LP, 2015-AA, “BR”, FLR, 2.519% (LIBOR
- 3mo. + 1.3%), 1/15/2028 (n)	$16,000,000	$14,872,720
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 2.709% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	14,107,464	13,146,859
ALM Loan Funding, CLO, 2015-16A, “AAR2”, FLR, 2.119%
(LIBOR - 3mo. + 0.90%), 7/15/2027 (n)	5,829,993	5,717,964
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.964% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	18,855,000	17,802,378
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 3.314%
(LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	19,810,500	16,642,425
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 2.775%
(LIBOR - 1mo. + 2.05%), 2/15/2035 (n)	12,681,500	10,800,719
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 1.814% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	4,150,000	3,808,131
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 2.344% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	7,734,500	6,413,958
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.694% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	6,751,000	5,322,725
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 3.444% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	6,243,500	4,326,983
Atrium XII Corp., 2012-A, “B1R”, FLR, 2.448% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	15,670,000	14,808,448
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 2.385% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	23,804,982	22,628,337
Bancorp Commercial Mortgage Trust, 2017-CRE2, “B”, FLR, 2.414% (LIBOR - 1mo. + 1.6%), 8/15/2032 (n)	6,227,000	6,161,699
Bancorp Commercial Mortgage Trust, 2018-CRE3, “A”, FLR, 1.664% (LIBOR - 1mo. + 0.85%), 1/15/2033 (n)	1,175,744	1,106,232

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Bancorp Commercial Mortgage Trust, 2018-CRE3, “AS”, FLR, 2.064% (LIBOR - 1mo. + 1.25%), 1/15/2033 (n)	$8,980,149	$8,394,611
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 3.514% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	3,967,693	3,512,887
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.914% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	5,805,000	5,206,297
Bancorp Commercial Mortgage Trust, 2018-CRE4, “B”, FLR, 2.064% (LIBOR - 1mo. + 1.25%), 9/15/2035 (n)	5,220,000	4,475,941
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.914% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	3,770,000	3,018,865
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.814% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	10,352,568	9,719,985
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 2.164% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	3,787,074	3,421,466
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 2.364% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	25,943,734	24,074,042
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 3.114% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	1,845,000	1,574,820
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	9,055,000	9,675,215
Bayview Commercial Asset Trust, 0%, 12/25/2036 (n)	2,830,980	283
Bayview Commercial Asset Trust, FLR, 0.797% (LIBOR - 1mo. + 0.31%), 8/25/2035 (n)	164,524	143,618
Bayview Financial Acquisition Trust, 5.638%, 11/28/2036	125,270	125,195
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.04%
(LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	1,151,235	1,124,189
BDS Ltd., 2018-FL2, “A”, FLR, 1.701% (LIBOR - 1mo. + 0.95%), 8/15/2035 (n)	7,861,192	7,440,524
BDS Ltd., 2019-FL4, “A”, FLR, 1.914% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	15,377,000	13,435,700
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062	25,850,000	28,889,128
BSPRT Ltd., 2019-FL5, “C”, FLR, 2.814% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	9,385,000	7,618,480
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	10,876,479	9,394,319
BXMT Ltd., 2020-FL2, “B”, FLR, 2.151% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	6,104,500	5,493,480
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	20,960,656	21,566,629
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	8,191,260	7,874,212
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029 (n)	5,227,607	5,176,347

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	$7,406,756	$7,388,494
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	4,461,971	4,666,092
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	11,154,926	11,626,832
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	5,948,000	6,408,299
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	2,680,000	2,871,647
CLNC Ltd., 2019-FL1, “B”, FLR, 2.618% (LIBOR - 1mo. + 1.9%), 8/20/2035 (n)	6,270,000	5,272,568
CLNC Ltd., 2019-FL1, “C”, FLR, 3.118% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	10,190,000	7,960,207
Commercial Mortgage Pass-Through Certificates, 2014-LC19
“A4”, 3.183%, 2/10/2048	9,743,000	10,191,792
Commercial Mortgage Pass-Through Certificates, 2019-BN17,
“A4”, 3.714%, 4/15/2052	16,029,000	17,772,202
Commercial Mortgage Pass-Through Certificates, 2019-BN24,
“A3”, 2.96%, 11/15/2062	2,933,332	3,112,576
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	9,577,577	9,855,822
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,963,398	10,697,584
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	4,781,393	5,054,817
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	26,790,000	28,688,042
Countrywide Asset-Backed Certificates, 5.43%, 2/25/2033	69,431	60,706
CPS Auto Trust, 2019-B, “B”, 3.09%, 4/17/2023 (n)	6,326,000	6,326,271
Credit-Based Asset Servicing & Securitization LLC, 3.433%, 1/25/2037	1,298,521	533,063
Credit-Based Asset Servicing & Securitization LLC, 3.647%, 3/25/2037	1,402,029	662,467
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	3,687,246	3,787,744
Cutwater Ltd., 2014-1A, “BR”, FLR, 3.619% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	5,280,000	4,892,258
Cutwater Ltd., 2015-1A, “BR”, FLR, 3.019% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	27,695,000	25,702,982
DT Auto Owner Trust, 2019-2A, “C”, 3.18%, 2/18/2025 (n)	9,572,000	9,504,356
Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 1.901%
(LIBOR - 1mo. + 1.15%), 6/15/2035 (n)	5,150,000	4,640,109

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 2.45% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	$7,541,500	$6,415,430
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	6,480,000	6,238,501
Falcon Franchise Loan LLC, 11.145%, 1/05/2023 (n)	2,604	152
Flagship CLO, 2014-8A, “CRR”, FLR, 2.976% (LIBOR - 3mo. + 1.8%), 1/16/2026 (n)	4,600,000	4,195,757
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 2.619% (LIBOR - 3mo. + 1.4%), 4/15/2027 (n)	18,297,137	17,732,989
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 3.119% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	4,000,000	3,741,037
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.975% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	16,088,000	15,010,490
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 2.482% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)	14,352,967	14,016,490
Galaxy CLO Ltd., 2018-29A, “B”, FLR, 3.092% (LIBOR - 3mo. + 1.4%), 11/15/2026 (n)	8,043,105	7,573,846
Galaxy CLO Ltd., 2018-29A, “C”, FLR, 3.372% (LIBOR - 3mo. + 1.68%), 11/15/2026 (n)	6,670,000	6,131,591
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	7,572,233	7,479,420
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	277,834	279,416
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (n)	8,001,000	7,948,747
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.934% (LIBOR -1mo. + 1.12%), 6/15/2037 (n)	15,457,500	14,833,651
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.573%
(LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	2,980,825	2,944,429
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	11,461,699	12,084,428
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	33,075,961	34,995,445
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 2.835% (LIBOR - 3mo.
+ 1.7%), 7/18/2031 (n)	15,920,000	14,035,693
Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 2.264% (LIBOR - 1mo. + 1.45%), 8/15/2028 (n)	1,933,000	1,706,334
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 2.464% (LIBOR - 1mo. + 1.65%), 8/15/2028 (n)	3,975,500	3,461,199
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 3.164% (LIBOR - 1mo. + 2.35%), 8/15/2028 (n)	1,312,500	1,128,704
IMPAC CMB Trust, FLR, 1.227% (LIBOR - 1mo. + 0.74%), 11/25/2034	41,477	39,984

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
IMPAC CMB Trust, FLR, 1.407% (LIBOR - 1mo. + 0.92%), 11/25/2034	$20,739	$19,540
IMPAC Secured Assets Corp., FLR, 0.837% (LIBOR - 1mo. + 0.35%), 5/25/2036	139,038	118,707
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.601% (LIBOR -1mo. + 0.85%), 12/17/2036 (n)	3,800,320	3,674,172
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	13,025,174	13,756,178
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	23,872,958	25,093,673
JPMDB Commercial Mortgage Securities Trust, 2017-C7, 3.409%, 10/15/2050	11,500,000	12,410,277
JPMorgan Chase Commercial Mortgage Securities Corp., 5.963%, 7/15/2042 (n)	936,915	612,533
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	12,800,212	13,838,727
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.751% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	13,421,000	11,545,979
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 2.314% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	21,675,000	19,967,487
LoanCore Ltd., 2018-CRE1, “C”, FLR, 3.364% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	5,705,000	4,816,775
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.764% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	6,171,000	4,875,844
LoanCore Ltd., 2018-CRE1/CRE3, “B”, FLR, 2.414% (LIBOR -1mo. + 1.6%), 4/15/2034 (n)	5,946,500	5,021,636
LoanCore Ltd., 2019-CRE2, “D”, FLR, 3.264% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	3,164,500	2,469,205
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 2.184% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	4,622,000	4,144,476
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 2.118%
(LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	19,525,916	18,647,249
Merrill Lynch Mortgage Investors, Inc., 3.792%, 2/25/2037 (a)(d)(q)	1,940,612	356,908
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.917% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	37,395,000	33,868,311
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21,
“A4”, 3.338%, 3/15/2048	8,114,737	8,398,949
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	26,134,745	28,175,529
Navistar Financial Dealer Note Master Owner Trust, 2019-1,
“A”, FLR, 1.127% (LIBOR - 1mo. + 0.64%), 5/25/2024 (n)	17,916,000	17,548,197
Neuberger Berman CLO Ltd., 2017-16SA, “B”, FLR, 2.469%
(LIBOR - 3mo. + 1.25%), 1/15/2028 (n)	11,830,000	11,096,635

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023 (n)	$7,285,000	$7,281,146
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	7,876,000	7,596,798
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 2.569% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	13,240,000	12,595,000
Ownit Mortgage Loan Asset-Backed Certificates, 3.121%, 10/25/2035	580,585	349,679
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 3.033%
(LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	13,300,000	12,580,297
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 3.583%
(LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	11,690,351	10,827,404
Parallel Ltd., 2015-1A, “C1R”, FLR, 2.885% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	3,700,000	3,374,426
Parallel Ltd., 2015-1A, “C2R”, FLR, 2.885% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	3,990,000	3,638,908
Preferred Term Securities XIX Ltd., CDO, FLR, 1.091% (LIBOR -3mo. + 0.35%), 12/22/2035 (n)	4,250,642	3,575,852
Race Point CLO Ltd., 2013-8A, “AR-2”, FLR, 2.735% (LIBOR -3mo. + 1.04%), 2/20/2030 (n)	13,350,298	12,903,076
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	854,530	856,205
Santander Retail Auto Lease Trust, 2019-A, “B”, 3.01%, 5/22/2023 (n)	8,857,000	8,915,141
Santander Retail Auto Lease Trust, 2020-A, “C”, 2.08%, 3/20/2024 (n)	8,132,000	7,601,121
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	6,337,670	6,349,075
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	7,557,439	7,571,001
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 2.785% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	2,000,000	1,768,194
Shelter Growth CRE, 2018-FL1, “B”, FLR, 2.314% (LIBOR - 1mo.
+ 1.5%), 1/15/2035 (n)	5,110,949	5,053,752
Thornburg Mortgage Securities Trust, FLR, 1.167% (LIBOR - 1mo. + 0.68%), 4/25/2043	3,430	3,335
TICP CLO Ltd., 2018-IA, “A2”, FLR, 2.491% (LIBOR - 3mo. + 1.5%), 4/26/2028 (n)	16,262,022	15,469,591
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	33,000,000	35,234,153
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	18,388,578	19,969,444

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	$15,000,000	$16,442,589
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	39,643,739	40,503,933
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	16,322,698	16,179,060
Voya CLO Ltd., 2012-4A, “A2AR”, FLR, 3.119% (LIBOR - 3mo. + 1.90%), 10/15/2030 (n)	6,560,000	6,279,285
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	15,451,790	16,264,050
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	7,740,000	8,051,992
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	25,027,917	27,060,709
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	13,470,000	14,536,248
Wells Fargo Commercial Mortgage Trust, 2018-C46, “A4”, 4.152%, 8/15/2051	4,840,000	5,386,729
Wells Fargo Commercial Mortgage Trust, 2019-C53, “A4”, 3.04%, 10/15/2052	32,977,910	35,084,770
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	41,394,790	44,241,261
West CLO Ltd., 2014-1A, “A2R”, FLR, 2.485% (LIBOR - 3mo. + 1.35%), 7/18/2026 (n)	16,679,192	16,332,448
West CLO Ltd., 2014-1A, “CR”, FLR, 4.135% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	3,420,000	3,093,058
Wind River CLO Ltd., 2012-1A, “CR2”, FLR, 3.269% (LIBOR -3mo. + 2.05%), 1/15/2026 (n)	14,904,930	14,278,416
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 2.919% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	2,650,000	2,424,726

		$1,384,716,333
Automotive - 0.7%
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)	$20,690,000	$19,241,700
General Motors Financial Co., Inc., 4.35%, 4/09/2025	4,495,000	4,257,725
General Motors Financial Co., Inc., 4%, 10/06/2026	2,482,000	2,254,059
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	10,025,000	8,538,293
Volkswagen Group of America, Inc., 3.2%, 9/26/2026 (n)	12,214,000	12,204,338

		$46,496,115
Broadcasting - 0.8%
Fox Corp., 4.709%, 1/25/2029	$22,801,000	$26,537,622
Fox Corp., 3.5%, 4/08/2030	3,803,000	4,103,083

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Netflix, Inc., 4.875%, 4/15/2028	$4,480,000	$4,764,166
Prosus N.V., 3.68%, 1/21/2030 (n)	17,751,000	17,766,109

		$53,170,980
Brokerage & Asset Managers - 1.7%
Charles Schwab Corp., 3.2%, 3/02/2027	$17,641,000	$18,800,223
Charles Schwab Corp., 3.2%, 1/25/2028	5,045,000	5,364,360
Charles Schwab Corp., 5.375%, 4/30/2070	10,828,000	11,085,165
E*TRADE Financial Corp., 2.95%, 8/24/2022	2,848,000	2,907,760
E*TRADE Financial Corp., 3.8%, 8/24/2027	19,238,000	20,698,750
E*TRADE Financial Corp., 4.5%, 6/20/2028	8,585,000	9,617,302
Intercontinental Exchange, Inc., 3.1%, 9/15/2027	15,960,000	17,292,660
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	6,080,000	6,927,333
Raymond James Financial, Inc., 4.95%, 7/15/2046	14,019,000	16,576,675
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	4,376,000	4,493,727
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	2,450,000	2,617,980

		$116,381,935
Building - 0.8%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$10,860,000	$10,304,185
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	12,268,000	13,086,060
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	2,718,000	2,775,422
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	6,820,000	6,394,365
Martin Marietta Materials, Inc., 4.25%, 12/15/2047	8,147,000	8,313,831
Masco Corp., 4.375%, 4/01/2026	11,111,000	11,569,974

		$52,443,837
Business Services - 0.9%
Equinix, Inc., 5.375%, 5/15/2027	$16,204,000	$17,309,113
Fidelity National Information Services, Inc., 3%, 8/15/2026	14,166,000	15,039,675
Fiserv, Inc., 3.5%, 7/01/2029	17,501,000	19,188,523
MSCI, Inc., 5.375%, 5/15/2027 (n)	3,900,000	4,202,250
MSCI, Inc., 3.625%, 9/01/2030 (n)	6,330,000	6,409,125
NXP Semiconductors N.V., 2.7%, 5/01/2025 (n)	1,921,000	1,942,311

		$64,090,997
Cable TV - 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 5%, 2/01/2028 (n)	$18,670,000	$19,168,256
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	10,635,000	12,003,223
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	7,183,000	9,223,555
Comcast Corp., 3.45%, 2/01/2050	15,455,000	17,339,988

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Cox Communications, Inc., 3.15%, 8/15/2024 (n)	$14,525,000	$15,350,105
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	17,700,000	18,361,980
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	18,970,000	19,681,375
Time Warner Cable, Inc., 4.5%, 9/15/2042	10,161,000	10,729,884
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	4,688,000	6,819,691

		$128,678,057
Computer Software - 1.1%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$27,410,000	$28,534,509
Microsoft Corp., 2%, 8/08/2023	14,694,000	15,329,496
Microsoft Corp., 3.125%, 11/03/2025	14,939,000	16,650,530
Microsoft Corp., 4.1%, 2/06/2037	10,394,000	12,951,151

		$73,465,686
Computer Software - Systems - 0.6%
Apple, Inc., 3.35%, 2/09/2027	$20,686,000	$23,186,075
Apple, Inc., 4.375%, 5/13/2045	6,657,000	8,684,726
Apple, Inc., 3.85%, 8/04/2046	3,194,000	3,903,124
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	3,600,000	3,690,000

		$39,463,925
Conglomerates - 0.9%
General Electric Co., 4.25%, 5/01/2040	$7,872,000	$7,898,785
General Electric Co., 4.35%, 5/01/2050	7,840,000	7,899,678
Otis Worldwide Corp., 2.565%, 2/15/2030 (n)	16,730,000	16,859,607
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	8,019,000	8,051,166
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	20,520,000	20,299,455

		$61,008,691
Consumer Products - 0.8%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$12,239,000	$12,953,951
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	38,107,000	39,318,112

		$52,272,063
Consumer Services - 0.8%
Booking Holdings, Inc., 2.75%, 3/15/2023	$3,459,000	$3,518,041
Booking Holdings, Inc., 3.65%, 3/15/2025	22,057,000	22,821,327
Booking Holdings, Inc., 4.5%, 4/13/2027	7,798,000	8,388,775
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)	5,237,000	4,268,131
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029 (n)	15,190,000	10,134,343
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2031 (n)	5,237,000	3,164,660

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2043 (n)	$17,800,000	$5,391,345

		$57,686,622
Containers - 0.3%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$23,115,000	$23,750,662

Electronics - 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$27,605,000	$28,777,620
Broadcom, Inc., 4.75%, 4/15/2029 (n)	11,922,000	13,104,288
Sensata Technologies B.V., 5%, 10/01/2025 (n)	13,485,000	13,412,181

		$55,294,089
Emerging Market Quasi-Sovereign - 0.4%
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 2.75%, 5/04/2022 (n)	$29,692,000	$30,193,795

Energy - Integrated - 0.7%
Eni S.p.A., 4%, 9/12/2023 (n)	$14,045,000	$14,313,306
Eni S.p.A., 4.25%, 5/09/2029 (n)	14,075,000	14,361,906
Exxon Mobil Corp., 4.227%, 3/19/2040	6,373,000	7,638,832
Exxon Mobil Corp., 3.452%, 4/15/2051	9,105,000	9,958,867

		$46,272,911
Entertainment - 0.4%
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)	$12,785,000	$10,803,325
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	22,065,000	19,421,613

		$30,224,938
Financial Institutions - 0.6%
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	$15,775,000	$13,683,552
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	13,150,000	11,314,507
GE Capital International Funding Co., 4.418%, 11/15/2035	8,482,000	8,839,664
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	13,105,000	7,928,525

		$41,766,248
Food & Beverages - 1.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide,
Inc., 4.9%, 2/01/2046	$17,605,000	$20,312,485
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	5,084,000	5,510,606
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	15,957,000	19,225,401

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Campbell Soup Co., 2.375%, 4/24/2030	$3,747,000	$3,802,851
Campbell Soup Co., 3.125%, 4/24/2050	5,484,000	5,471,426
Constellation Brands, Inc., 2.875%, 5/01/2030	3,083,000	3,134,026
Constellation Brands, Inc., 3.75%, 5/01/2050	4,482,000	4,557,718
Diageo Capital PLC, 2.125%, 4/29/2032	17,284,000	17,321,503
General Mills, Inc., 2.875%, 4/15/2030	5,689,000	6,086,237
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	4,480,000	4,536,000
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	2,506,000	2,669,760
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	5,134,000	5,469,354
PepsiCo, Inc., 3.5%, 3/19/2040	9,485,000	11,120,917
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	4,480,000	4,533,536
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	5,184,000	5,232,242

		$118,984,062
Gaming & Lodging - 0.5%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$6,977,000	$6,767,690
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	5,799,000	5,640,107
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	6,000,000	5,977,500
Las Vegas Sands Corp., 3.5%, 8/18/2026	10,262,000	9,765,222
Marriott International, Inc., 5.75%, 5/01/2025	7,589,000	7,931,001

		$36,081,520
Insurance - 0.6%
American International Group, Inc., 3.75%, 7/10/2025	$17,703,000	$18,894,579
American International Group, Inc., 3.9%, 4/01/2026	7,925,000	8,579,830
American International Group, Inc., 4.7%, 7/10/2035	5,448,000	6,288,026
American International Group, Inc., 4.5%, 7/16/2044	4,835,000	5,340,959

		$39,103,394
Insurance - Health - 0.5%
Centene Corp., 4.625%, 12/15/2029 (n)	$6,228,000	$6,819,660
UnitedHealth Group, Inc., 2.375%, 10/15/2022	18,854,000	19,506,483
UnitedHealth Group, Inc., 3.7%, 8/15/2049	6,386,000	7,500,802

		$33,826,945
Insurance - Property & Casualty - 1.9%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$13,217,000	$13,507,281
Ambac Assurance Corp., 5.1%, 6/07/2020 (n)	13,854	18,426
Ambac LSNI, LLC, FLR, 6.45% (LIBOR - 3mo. + 5%), 2/12/2023 (n)	52,096	49,491
Aon Corp., 3.75%, 5/02/2029	22,369,000	24,528,188
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	16,062,000	16,309,965
Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	18,324,000	18,835,863
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	7,937,000	8,415,858

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	$11,271,000	$11,462,116
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	22,209,000	27,069,109
Progressive Corp., 3.2%, 3/26/2030	5,087,000	5,682,220
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	2,719,000	3,335,942

		$129,214,459
International Market Quasi-Sovereign - 0.1%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$6,911,000	$8,517,981

Machinery & Tools - 0.3%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$3,109,000	$3,244,472
CNH Industrial Capital LLC, 3.85%, 11/15/2027	8,452,000	8,422,224
United Rentals North America, Inc., 5.5%, 5/15/2027	7,885,000	7,963,850

		$19,630,546
Major Banks - 9.3%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$13,800,000	$14,923,908
Bank of America Corp., 3.3%, 1/11/2023	13,781,000	14,443,717
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR -3mo. + 1.04%) to 12/20/2028	11,952,000	12,827,751
Bank of America Corp., 3.97% to 3/5/2028, FLR (LIBOR - 3mo. + 1.07%) to 3/05/2029	9,708,000	10,802,099
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo.
+ 0.99%) to 2/13/2031	30,592,000	30,973,268
Bank of America Corp., 4.443%, 1/20/2048	26,034,000	31,647,532
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	16,050,000	16,990,530
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo.
+ 2.931%) to 12/31/2059	14,429,000	14,720,033
Bank of America Corp., FLR, 6.5% (LIBOR - 3mo. + 4.174%), 10/23/2049	4,793,000	5,104,545
Barclays PLC, 4.375%, 1/12/2026	5,620,000	6,041,575
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	8,494,000	9,595,448
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,753,000	2,902,587
Credit Suisse Group Fund (Guernsey) Ltd., 3.75%, 3/26/2025	11,024,000	11,681,869
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	8,359,000	8,767,589
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	15,968,000	15,860,029
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,264,000	2,296,725
JPMorgan Chase & Co., 4.5%, 1/24/2022	3,300,000	3,483,801
JPMorgan Chase & Co., 3.125%, 1/23/2025	15,071,000	15,948,923
JPMorgan Chase & Co., 2.95%, 10/01/2026	22,838,000	23,950,349
JPMorgan Chase & Co., 3.509%, 1/23/2029	19,062,000	20,652,149
JPMorgan Chase & Co., 4.005%, 4/23/2029	28,775,000	32,027,238

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR (LIBOR - 3mo. + 1.26%) to 7/23/2029	$14,904,000	$16,860,753
JPMorgan Chase & Co., 2.739% to 10/15/2029, FLR (SOFR + 1.51%) to 10/15/2030	19,135,000	19,820,613
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051	20,208,000	20,925,882
Lloyds Bank PLC, 3.75%, 1/11/2027	8,348,000	8,872,937
Morgan Stanley, 5.5%, 7/28/2021	15,554,000	16,313,392
Morgan Stanley, 3.875%, 1/27/2026	13,472,000	14,814,014
Morgan Stanley, 3.125%, 7/27/2026	13,910,000	14,757,702
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	1,913,000	1,954,797
Morgan Stanley, 4.3%, 1/27/2045	2,634,000	3,176,091
Morgan Stanley, 4.375%, 1/22/2047	18,187,000	22,659,209
PNC Bank N.A., 3.1%, 10/25/2027	15,267,000	16,338,988
PNC Financial Services Group, Inc., 2.55%, 1/22/2030	25,866,000	26,469,478
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	7,081,000	7,787,843
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	10,148,000	11,225,589
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	13,057,000	13,196,647
Wachovia Corp., 6.605%, 10/01/2025	2,193,000	2,549,481
Wells Fargo & Co., 3.069%, 1/24/2023	16,413,000	16,817,278
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031	24,268,000	24,094,142
Wells Fargo & Co., 3.068% to 4/30/2040, FLR (SOFR + 2.53%) to 4/30/2041	28,821,000	28,588,699
Wells Fargo & Co., 5.013% to 4/4/2050, FLR (LIBOR - 3mo. + 4.24%) to 4/04/2051	19,108,000	25,085,697
Westpac Banking Corp., 2.894% to 2/4/2025, FLR (CMT - 5yr. + 1.35%) to 2/04/2030	18,790,000	18,551,631

		$636,502,528
Medical & Health Technology & Services - 3.6%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$6,351,000	$6,628,098
Alcon, Inc., 3%, 9/23/2029 (n)	11,494,000	11,967,179
BayCare Health System, Inc., 3.831%, 11/15/2050	9,535,000	11,146,550
Becton, Dickinson and Co., 4.669%, 6/06/2047	8,053,000	10,080,598
Berks County, PA, Industrial Development Authority (Tower Health Project), 4.451%, 2/01/2050	22,087,000	19,184,063
Cigna Corp., 3.75%, 7/15/2023	15,402,000	16,452,620
Cigna Corp., 2.4%, 3/15/2030	12,636,000	12,771,937
CommonSpirit Health, 2.95%, 11/01/2022	9,078,000	9,151,158
Hackensack Meridian Health, Inc., 4.211%, 7/01/2048	8,428,000	9,800,034
Hackensack Meridian Health, Inc., 4.5%, 7/01/2057	10,194,000	12,488,278

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 5.25%, 6/15/2026	$13,993,000	$15,601,681
HCA, Inc., 5.625%, 9/01/2028	24,185,000	26,798,915
HCA, Inc., 4.125%, 6/15/2029	14,904,000	16,123,112
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	3,653,000	3,957,134
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	11,209,000	13,593,960
Northwell Healthcare, Inc., 3.979%, 11/01/2046	3,110,000	3,073,232
Northwell Healthcare, Inc., 4.26%, 11/01/2047	9,132,000	9,563,178
ProMedica Toledo Hospital, “B”, 5.75%, 11/15/2038	9,026,000	10,285,219
Toledo Hospital, 5.325%, 11/15/2028	23,983,000	24,816,644

		$243,483,590
Medical Equipment - 0.5%
Abbott Laboratories, 3.4%, 11/30/2023	$14,564,000	$15,798,351
Boston Scientific Corp., 4%, 3/01/2029	18,117,000	20,336,524

		$36,134,875
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	$16,589,000	$15,552,187
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	5,407,000	5,470,086
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,480,000	4,170,880
Novelis Corp., 5.875%, 9/30/2026 (n)	14,155,000	13,762,907

		$38,956,060
Midstream - 1.9%
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	$14,065,000	$12,974,962
Enbridge, Inc., 4.25%, 12/01/2026	16,730,000	17,646,172
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	8,098,000	10,397,811
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	6,862,000	7,921,318
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	8,327,000	9,344,618
ONEOK, Inc., 5.2%, 7/15/2048	14,326,000	12,642,121
Plains All American Pipeline, 3.55%, 12/15/2029	33,079,000	28,194,560
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	13,289,000	13,886,075
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	5,452,000	5,335,337
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	12,536,000	11,238,524

		$129,581,498
Mortgage-Backed - 22.0%
Fannie Mae, 5%, 6/01/2020 - 3/01/2042	$10,578,698	$12,047,862
Fannie Mae, 5.19%, 9/01/2020	1,814,428	1,812,736
Fannie Mae, 5.5%, 3/01/2021 - 5/01/2044	12,703,692	14,491,242
Fannie Mae, 2.41%, 5/01/2023	2,383,189	2,477,929
Fannie Mae, 2.55%, 5/01/2023	1,228,605	1,282,341
Fannie Mae, 5.25%, 8/01/2024	845,804	958,047

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	$56,380,453	$62,556,868
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2050	137,203,032	146,413,967
Fannie Mae, 2.584%, 12/25/2026	11,638,000	12,611,817
Fannie Mae, 3.95%, 1/01/2027	630,041	716,241
Fannie Mae, 3%, 11/01/2028 - 3/01/2050	140,330,977	148,902,008
Fannie Mae, 2.5%, 11/01/2031 - 3/01/2050	39,923,920	41,723,841
Fannie Mae, 6.5%, 11/01/2031 - 1/01/2033	93,221	108,912
Fannie Mae, 3%, 2/25/2033 (i)	2,304,539	243,304
Fannie Mae, 6%, 5/01/2034 - 10/01/2038	3,440,106	3,953,052
Fannie Mae, 3.25%, 5/25/2040	990,055	1,064,428
Fannie Mae, 4%, 9/01/2040 - 11/01/2049	125,055,734	135,895,939
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	2,326,193	2,388,709
Fannie Mae, 4%, 7/25/2046 (i)	2,028,815	382,387
Fannie Mae, TBA, 3%, 6/17/2035	40,109,693	42,258,993
Fannie Mae, TBA, 2.5%, 6/25/2035 - 6/25/2050	120,150,000	125,436,017
Fannie Mae, TBA, 3.5%, 6/25/2035 - 6/25/2050	19,775,000	20,878,643
Fannie Mae, TBA, 2%, 6/25/2050	2,125,000	2,162,981
Fannie Mae, TBA, 4%, 6/25/2050	17,525,000	18,681,222
Federal Home Loan Bank, 3.5%, 5/01/2049	4,622,072	4,926,546
Federal Home Loan Bank, 4%, 1/01/2050	12,024,498	12,805,426
Freddie Mac, 5%, 5/01/2020 - 7/01/2041	5,550,813	6,327,919
Freddie Mac, 3.034%, 10/25/2020	6,326,036	6,351,197
Freddie Mac, 5.5%, 10/01/2021 - 1/01/2038	2,176,519	2,478,263
Freddie Mac, 2.791%, 1/25/2022	7,153,871	7,363,874
Freddie Mac, 2.355%, 7/25/2022	10,625,468	10,937,572
Freddie Mac, 3.32%, 2/25/2023	5,070,913	5,386,596
Freddie Mac, 3.25%, 4/25/2023	7,830,787	8,316,847
Freddie Mac, 3.06%, 7/25/2023	1,328,995	1,412,137
Freddie Mac, 3.531%, 7/25/2023	2,816,666	3,034,275
Freddie Mac, 3.458%, 8/25/2023	8,879,782	9,549,830
Freddie Mac, 2.67%, 12/25/2024	4,982,063	5,329,115
Freddie Mac, 2.811%, 1/25/2025	7,744,684	8,343,015
Freddie Mac, 3.329%, 5/25/2025	9,013,328	9,966,169
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	13,154,233	14,322,815
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	12,820,341	14,211,181
Freddie Mac, 3.3%, 10/25/2026	4,957,000	5,565,164
Freddie Mac, 3.117%, 6/25/2027	17,177,017	19,163,204
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	93,402,783	99,339,113
Freddie Mac, 3.926%, 7/25/2028	2,186,000	2,591,636
Freddie Mac, 4.06%, 10/25/2028	12,546,000	15,117,078
Freddie Mac, 1.218%, 7/25/2029 (i)	12,720,342	1,056,553
Freddie Mac, 1.27%, 8/25/2029 (i)	22,497,315	1,946,094
Freddie Mac, 0.757%, 11/25/2029 (i)	52,672,842	2,638,535

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 6%, 11/01/2033 - 7/01/2038	$1,107,921	$1,255,864
Freddie Mac, 5.5%, 2/15/2036 (i)	476,974	94,911
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	84,080,382	89,951,966
Freddie Mac, 4.5%, 12/15/2040 (i)	548,805	52,511
Freddie Mac, 4%, 8/15/2044 (i)	582,073	72,608
Ginnie Mae, 2.5%, 7/20/2032	1,375,000	1,461,682
Ginnie Mae, 5.5%, 11/15/2032 - 1/20/2042	1,524,768	1,712,042
Ginnie Mae, 6%, 2/15/2034 - 1/15/2038	1,544,498	1,778,507
Ginnie Mae, 4.5%, 4/15/2039 - 7/20/2049	30,668,993	33,422,450
Ginnie Mae, 4%, 10/20/2040 - 10/20/2049	28,283,039	30,303,006
Ginnie Mae, 3.5%, 11/15/2040 - 12/20/2049	118,005,798	125,822,777
Ginnie Mae, 3%, 11/20/2044 - 4/20/2050	88,779,596	94,778,311
Ginnie Mae, TBA, 3%, 5/15/2050 - 6/22/2050	21,275,000	22,625,748
Ginnie Mae, TBA, 3.5%, 6/15/2050	9,325,000	9,887,782
Ginnie Mae, TBA, 4%, 6/15/2050	15,550,000	16,538,871

		$1,507,688,676
Municipals - 1.9%
Bridgeview, IL, Stadium and Redevelopment Projects, 5.06%, 12/01/2025	$2,460,000	$2,406,101
Bridgeview, IL, Stadium and Redevelopment Projects, 5.14%, 12/01/2036	24,325,000	22,485,787
Escambia County, FL, Health Facilities Authority Rev. (Baptist
Health Care Corp.), “B”, 3.607%, 8/15/2040	4,565,000	4,400,158
New Jersey Economic Development Authority State Pension
Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	29,043,000	27,802,864
New York Dormitory Authority Rev. (Cornell University), “A”, 5%, 7/01/2030	12,720,000	16,612,956
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	8,467,000	9,748,226
Philadelphia, PA, School District, “B”, 6.615%, 6/01/2030	6,320,000	7,967,687
Philadelphia, PA, School District, “B”, 6.765%, 6/01/2040	4,260,000	5,858,139
State of California, 4%, 3/01/2029	11,750,000	13,848,902
State of California (Build America Bonds), 7.625%, 3/01/2040	1,250,000	2,082,163
State of California (Build America Bonds), 7.6%, 11/01/2040	9,570,000	16,493,704
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	2,920,000	3,389,215

		$133,095,902
Natural Gas - Distribution - 0.8%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$18,948,000	$20,093,834
KeySpan Gas East Corp., 2.742%, 8/15/2026 (n)	14,712,000	15,502,023
NiSource, Inc., 3.6%, 5/01/2030	20,089,000	22,413,708

		$58,009,565

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - 1.2%
AT&T, Inc., 5.25%, 3/01/2037	$13,919,000	$16,514,011
AT&T, Inc., 4.75%, 5/15/2046	7,387,000	8,543,782
AT&T, Inc., 5.15%, 11/15/2046	9,069,000	10,887,028
AT&T, Inc., 4.55%, 3/09/2049	9,069,000	10,407,309
Verizon Communications, Inc., 4.272%, 1/15/2036	9,580,000	11,491,293
Verizon Communications, Inc., 5.012%, 4/15/2049	15,373,000	21,555,977

		$79,399,400
Oil Services - 0.4%
Halliburton Co., 2.92%, 3/01/2030	$25,095,000	$20,205,623
Halliburton Co., 5%, 11/15/2045	7,750,000	6,291,271

		$26,496,894
Oils - 0.2%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$9,202,000	$8,363,734
Marathon Petroleum Corp., 5.85%, 12/15/2045	5,043,000	4,880,536

		$13,244,270
Other Banks & Diversified Financials - 1.3%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$3,408,000	$3,535,800
BBVA USA, 2.875%, 6/29/2022	22,375,000	22,488,380
Branch Banking & Trust Co., 2.25%, 3/11/2030	3,292,000	3,203,664
Citigroup, Inc., 2.666% to 1/29/2030, FLR (SOFR + 1.146%) to 1/29/2031	35,127,000	35,340,378
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	7,513,000	7,911,920
Macquarie Bank Ltd. of London, 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	15,364,000	14,826,260

		$87,306,402
Pharmaceuticals - 0.6%
Allergan Funding SCS, 3.8%, 3/15/2025	$22,785,000	$24,322,325
Elanco Animal Health, Inc., 5.022%, 8/28/2023	8,568,000	9,039,240
Elanco Animal Health, Inc., 5.65%, 8/28/2028	7,401,000	8,196,607

		$41,558,172
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$7,042,000	$8,032,684

Railroad & Shipping - 0.0%
CSX Corp., 3.8%, 4/15/2050	$3,185,000	$3,660,297

Real Estate - Apartment - 0.0%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,876,000	$2,991,753

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Healthcare - 0.2%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$12,790,000	$13,045,800

Real Estate - Retail - 0.4%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$8,618,000	$8,745,665
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	24,915,000	21,332,946

		$30,078,611
Retailers - 0.5%
Home Depot, Inc., 3.35%, 4/15/2050	$12,738,000	$14,106,687
Walmart, Inc., 3.05%, 7/08/2026	20,000,000	22,112,375

		$36,219,062
Specialty Stores - 0.2%
TJX Cos., Inc., 3.875%, 4/15/2030	$5,398,000	$6,035,964
TJX Cos., Inc., 4.5%, 4/15/2050	3,756,000	4,628,363

		$10,664,327
State & Local Agencies - 0.4%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029	$25,254,000	$29,881,290

Telecommunications - Wireless - 1.3%
American Tower Corp., REIT, 2.75%, 1/15/2027	$6,517,000	$6,753,202
American Tower Corp., REIT, 3.55%, 7/15/2027	23,507,000	25,681,005
American Tower Corp., REIT, 3.8%, 8/15/2029	15,003,000	16,771,141
Crown Castle International Corp., 2.25%, 9/01/2021	7,361,000	7,434,741
Crown Castle International Corp., 3.2%, 9/01/2024	4,931,000	5,233,950
Crown Castle International Corp., 3.7%, 6/15/2026	3,950,000	4,289,272
Crown Castle International Corp., 4%, 3/01/2027	1,862,000	2,060,453
Crown Castle International Corp., 3.8%, 2/15/2028	4,853,000	5,351,459
SBA Communications Corp., 3.875%, 2/15/2027 (n)	6,495,000	6,633,019
T-Mobile USA, Inc., 4.375%, 4/15/2040 (n)	5,662,000	6,427,049

		$86,635,291
Tobacco - 0.6%
B.A.T Capital Corp., 3.222%, 8/15/2024	$20,260,000	$21,027,254
B.A.T Capital Corp., 4.906%, 4/02/2030	3,209,000	3,612,417
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	15,574,000	15,779,698

		$40,419,369
Transportation - Services - 0.3%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,863,000	$1,917,877
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	11,169,000	14,351,649

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - continued
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	$1,327,000	$1,311,735

		$17,581,261
U.S. Government Agencies and Equivalents - 0.6%
Small Business Administration, 6.35%, 4/01/2021	$214	$217
Small Business Administration, 6.34%, 5/01/2021	510	517
Small Business Administration, 6.44%, 6/01/2021	757	771
Small Business Administration, 5.34%, 11/01/2021	5,850	5,964
Small Business Administration, 6.07%, 3/01/2022	3,382	3,465
Small Business Administration, 4.35%, 7/01/2023	48,775	50,697
Small Business Administration, 4.98%, 11/01/2023	60,857	63,871
Small Business Administration, 4.89%, 12/01/2023	78,009	81,826
Small Business Administration, 4.93%, 1/01/2024	77,208	80,930
Small Business Administration, 4.34%, 3/01/2024	118,778	123,642
Small Business Administration, 5.18%, 5/01/2024	82,514	87,088
Small Business Administration, 5.52%, 6/01/2024	91,659	97,148
Small Business Administration, 5.19%, 7/01/2024	106,287	111,787
Small Business Administration, 4.86%, 10/01/2024	62,021	65,423
Small Business Administration, 4.57%, 6/01/2025	213,442	225,559
Small Business Administration, 4.76%, 9/01/2025	599,725	632,984
Small Business Administration, 5.39%, 12/01/2025	49,744	53,446
Small Business Administration, 5.35%, 2/01/2026	330,349	356,294
Small Business Administration, 3.25%, 11/01/2030	1,307,204	1,389,777
Small Business Administration, 2.85%, 9/01/2031	2,248,348	2,372,782
Small Business Administration, 2.37%, 8/01/2032	1,465,061	1,513,029
Small Business Administration, 2.13%, 1/01/2033	2,522,908	2,590,142
Small Business Administration, 2.21%, 2/01/2033	724,155	743,319
Small Business Administration, 2.22%, 3/01/2033	2,491,565	2,563,250
Small Business Administration, 2.08%, 4/01/2033	4,010,100	4,094,409
Small Business Administration, 2.45%, 6/01/2033	5,027,307	5,164,317
Small Business Administration, 3.15%, 7/01/2033	6,427,054	6,782,046
Small Business Administration, 3.16%, 8/01/2033	6,087,384	6,431,927
Small Business Administration, 3.62%, 9/01/2033	3,306,326	3,545,804

		$39,232,431
U.S. Treasury Obligations - 9.7%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$9,176,000	$14,199,502
U.S. Treasury Bonds, 5%, 5/15/2037	2,338,000	3,874,961
U.S. Treasury Bonds, 4.375%, 2/15/2038	3,136,000	4,928,788
U.S. Treasury Bonds, 3.5%, 2/15/2039	20,690,000	29,730,560
U.S. Treasury Bonds, 4.5%, 8/15/2039	55,159,100	89,090,565
U.S. Treasury Bonds, 2.875%, 5/15/2043	87,127,000	115,742,774
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	29,323,000	37,011,124
U.S. Treasury Bonds, 2.875%, 11/15/2046	27,653,000	37,688,014
U.S. Treasury Bonds, 3%, 2/15/2048	39,734,200	55,779,987

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 1.75%, 9/30/2022	$41,109,000	$42,623,289
U.S. Treasury Notes, 2.75%, 5/31/2023	66,210,500	71,271,982
U.S. Treasury Notes, 2.375%, 2/29/2024 (f)	149,000,000	160,739,570

		$662,681,116
Utilities - Electric Power - 2.4%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$9,008,000	$9,718,762
AEP Transmission Co. LLC, 4%, 12/01/2046	7,883,000	9,485,686
AEP Transmission Co. LLC, 3.65%, 4/01/2050	6,073,000	7,275,092
Berkshire Hathaway Energy Co., 4.25%, 10/15/2050 (n)	4,693,000	5,902,609
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	4,480,000	4,558,400
Dominion Resources, Inc., 3.9%, 10/01/2025	2,892,000	3,164,760
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	27,962,000	29,259,692
Enel Finance International N.V., 3.5%, 4/06/2028 (n)	30,206,000	31,427,218
Exelon Corp., 3.497%, 6/01/2022	2,252,000	2,320,384
Exelon Corp., 4.7%, 4/15/2050	4,121,000	5,301,537
FirstEnergy Corp., 2.65%, 3/01/2030	16,728,000	17,007,067
FirstEnergy Corp., 4.85%, 7/15/2047	17,208,000	22,201,257
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	2,145,000	2,201,306
PPL Capital Funding, Inc., 5%, 3/15/2044	3,924,000	4,660,058
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	10,545,000	10,815,706

		$165,299,534
Total Bonds (Identified Cost, $6,733,319,306)		$7,006,963,550

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.41% (v) (Identified Cost, $95,544,503)	95,527,470	$95,537,022

Other Assets, Less Liabilities - (3.7)%		(254,125,066)
Net Assets - 100.0%		$6,848,375,506

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $95,537,022 and $7,006,963,550, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,562,911,181, representing 22.8% of net assets.

31

Portfolio of Investments – continued

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(q)	Interest received was less than stated coupon rate.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Derivative Contracts at 4/30/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	1,496	$329,762,812	June - 2020	$4,803,820
U.S. Treasury Ultra Bond	Long	USD	408	91,710,750	June - 2020	9,797,009

						$14,600,829

Liability Derivatives

Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	3,924	$616,190,625	June - 2020	$(26,512,952)

Cleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives

Credit Default Swaps
6/20/25	USD	301,100,000	centrally cleared	5.00%/ Quarterly	(1)	$(13,949,151)	$(10,372,713)	$(24,321,864)

(1)

Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North American High-Yield Index, a B+ rated credit default swap index. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in

32

Portfolio of Investments – continued

the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At April 30, 2020, the fund had liquid securities with an aggregate value of $47,617,266 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

33

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $6,733,319,306)	$7,006,963,550
Investments in affiliated issuers, at value (identified cost, $95,544,503)	95,537,022
Cash	3,302,419
Restricted cash for TBA sale commitments	100,000
Receivables for
Investments sold	188,845
Investments sold on an extended settlement basis	285,985,491
Fund shares sold	15,650,181
Interest	41,502,683
Receivable from investment adviser	172,022
Other assets	14,071
Total assets	$7,449,416,284

Liabilities
Payables for
Distributions	$1,818,532
Due to cleared swap brokers	972,826
Net daily variation margin on open cleared swap agreements	9,400,399
Net daily variation margin on open futures contracts	725,615
Investments purchased	35,676,173
Investments purchased on an extended settlement basis	543,770,970
Fund shares reacquired	6,015,056
Payable to affiliates
Administrative services fee	3,408
Shareholder servicing costs	2,143,448
Distribution and service fees	27,617
Program manager fees	47
Payable for independent Trustees’ compensation	509
Accrued expenses and other liabilities	486,178
Total liabilities	$601,040,778
Net assets	$6,848,375,506

Net assets consist of
Paid-in capital	$6,648,019,205
Total distributable earnings (loss)	200,356,301
Net assets	$6,848,375,506
Shares of beneficial interest outstanding	617,723,555

34

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,458,182,532	221,763,442	$11.08
Class B	9,962,539	897,299	11.10
Class C	99,436,918	8,959,133	11.10
Class I	1,513,495,266	136,516,246	11.09
Class R1	1,656,028	149,176	11.10
Class R2	27,083,039	2,443,810	11.08
Class R3	54,432,757	4,910,541	11.08
Class R4	131,628,913	11,870,228	11.09
Class R6	2,535,200,180	228,652,389	11.09
Class 529A	13,258,707	1,197,570	11.07
Class 529B	201,688	18,121	11.13
Class 529C	3,836,939	345,600	11.10

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.57 [100 / 95.75 x $11.08] and $11.56 [100 / 95.75 x $11.07], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

35

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$213,729,577
Dividends from affiliated issuers	6,444,597
Other	385,511
Total investment income	$220,559,685
Expenses
Management fee	$26,571,941
Distribution and service fees	7,103,374
Shareholder servicing costs	4,243,370
Program manager fees	7,605
Administrative services fee	570,415
Independent Trustees’ compensation	96,433
Custodian fee	259,076
Shareholder communications	712,108
Audit and tax fees	80,760
Legal fees	55,446
Miscellaneous	638,049
Total expenses	$40,338,577
Fees paid indirectly	(17,303)
Reduction of expenses by investment adviser and distributor	(3,891,510)
Net expenses	$36,429,764
Net investment income (loss)	$184,129,921

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$67,580,371
Affiliated issuers	200,616
Futures contracts	12,496,848
Swap agreements	(20,634,018)
Forward foreign currency exchange contracts	2,098,750
Foreign currency	(1,362,639)
Net realized gain (loss)	$60,379,928
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$222,775,558
Affiliated issuers	(16,840)
Futures contracts	(10,505,077)
Swap agreements	(13,949,151)
Net unrealized gain (loss)	$198,304,490
Net realized and unrealized gain (loss)	$258,684,418
Change in net assets from operations	$442,814,339

See Notes to Financial Statements

36

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/20	4/30/19
Change in net assets

From operations
Net investment income (loss)	$184,129,921	$162,749,970
Net realized gain (loss)	60,379,928	(38,152,624)
Net unrealized gain (loss)	198,304,490	157,391,350
Change in net assets from operations	$442,814,339	$281,988,696
Total distributions to shareholders	$(191,936,656)	$(163,952,098)
Change in net assets from fund share transactions	$836,084,294	$258,210,576
Total change in net assets	$1,086,961,977	$376,247,174

Net assets
At beginning of period	5,761,413,529	5,385,166,355
At end of period	$6,848,375,506	$5,761,413,529

See Notes to Financial Statements

37

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.62	$10.39	$10.67	$10.79	$10.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.25	$0.27	$0.28
Net realized and unrealized gain (loss)	0.47	0.23	(0.27)	(0.10)	(0.10)
Total from investment operations	$0.77	$0.53	$(0.02)	$0.17	$0.18

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.29)	$(0.31)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.30)	$(0.26)	$(0.29)	$(0.35)
Net asset value, end of period (x)	$11.08	$10.62	$10.39	$10.67	$10.79
Total return (%) (r)(s)(t)(x)	7.30	5.22	(0.22)	1.63	1.76

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.82	0.88	0.90	0.89
Expenses after expense reductions (f)	0.67	0.69	0.74	0.74	0.74
Net investment income (loss)	2.69	2.89	2.36	2.49	2.63
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$2,458,183	$1,967,507	$1,761,171	$1,706,798	$1,829,002

See Notes to Financial Statements

38

Financial Highlights – continued

Class B	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.64	$10.41	$10.68	$10.80	$10.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.17	$0.19	$0.20
Net realized and unrealized gain (loss)	0.47	0.23	(0.26)	(0.10)	(0.10)
Total from investment operations	$0.69	$0.45	$(0.09)	$0.09	$0.10

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.22)	$(0.18)	$(0.21)	$(0.23)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.23)	$(0.22)	$(0.18)	$(0.21)	$(0.27)
Net asset value, end of period (x)	$11.10	$10.64	$10.41	$10.68	$10.80
Total return (%) (r)(s)(t)(x)	6.50	4.43	(0.87)	0.87	1.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.58	1.63	1.64	1.65
Expenses after expense reductions (f)	1.42	1.44	1.49	1.49	1.49
Net investment income (loss)	1.97	2.13	1.61	1.75	1.89
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$9,963	$13,727	$18,207	$24,514	$29,351

Class C	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.64	$10.41	$10.68	$10.80	$10.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.16	$0.18	$0.19
Net realized and unrealized gain (loss)	0.48	0.23	(0.26)	(0.10)	(0.10)
Total from investment operations	$0.68	$0.44	$(0.10)	$0.08	$0.09

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.17)	$(0.20)	$(0.22)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.22)	$(0.21)	$(0.17)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$11.10	$10.64	$10.41	$10.68	$10.80
Total return (%) (r)(s)(t)(x)	6.40	4.33	(0.97)	0.77	0.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	1.63	1.64	1.64
Expenses after expense reductions (f)	1.52	1.54	1.59	1.59	1.59
Net investment income (loss)	1.85	2.03	1.51	1.65	1.78
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$99,437	$89,735	$100,768	$134,650	$150,596

See Notes to Financial Statements

39

Financial Highlights – continued

Class I	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.62	$10.40	$10.67	$10.79	$10.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.27	$0.28	$0.30
Net realized and unrealized gain (loss)	0.49	0.23	(0.26)	(0.09)	(0.10)
Total from investment operations	$0.80	$0.54	$0.01	$0.19	$0.20

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.28)	$(0.31)	$(0.33)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.33)	$(0.32)	$(0.28)	$(0.31)	$(0.37)
Net asset value, end of period (x)	$11.09	$10.62	$10.40	$10.67	$10.79
Total return (%) (r)(s)(t)(x)	7.56	5.27	0.03	1.78	1.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.57	0.63	0.65	0.64
Expenses after expense reductions (f)	0.52	0.54	0.59	0.59	0.59
Net investment income (loss)	2.84	3.03	2.51	2.62	2.78
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$1,513,495	$1,242,812	$1,180,741	$1,256,542	$914,984

Class R1	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.64	$10.41	$10.68	$10.81	$10.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.16	$0.18	$0.19
Net realized and unrealized gain (loss)	0.48	0.23	(0.26)	(0.11)	(0.09)
Total from investment operations	$0.68	$0.44	$(0.10)	$0.07	$0.10

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.17)	$(0.20)	$(0.22)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.22)	$(0.21)	$(0.17)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$11.10	$10.64	$10.41	$10.68	$10.81
Total return (%) (r)(s)(t)(x)	6.40	4.33	(0.97)	0.67	1.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.57	1.63	1.64	1.64
Expenses after expense reductions (f)	1.52	1.54	1.59	1.59	1.59
Net investment income (loss)	1.87	2.06	1.50	1.66	1.78
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$1,656	$2,005	$1,293	$2,466	$3,584
See Notes to Financial Statements

40

Financial Highlights – continued

Class R2	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.62	$10.39	$10.66	$10.78	$10.95

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.26	$0.21	$0.23	$0.24
Net realized and unrealized gain (loss)	0.47	0.24	(0.26)	(0.09)	(0.09)
Total from investment operations	$0.73	$0.50	$(0.05)	$0.14	$0.15

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.22)	$(0.26)	$(0.28)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.27)	$(0.27)	$(0.22)	$(0.26)	$(0.32)
Net asset value, end of period (x)	$11.08	$10.62	$10.39	$10.66	$10.78
Total return (%) (r)(s)(t)(x)	6.93	4.85	(0.48)	1.27	1.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.08	1.13	1.15	1.14
Expenses after expense reductions (f)	1.02	1.04	1.09	1.09	1.09
Net investment income (loss)	2.36	2.53	2.01	2.15	2.29
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$27,083	$34,093	$44,339	$48,893	$49,042

Class R3	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.62	$10.39	$10.67	$10.79	$10.95

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.29	$0.24	$0.26	$0.27
Net realized and unrealized gain (loss)	0.47	0.23	(0.27)	(0.10)	(0.09)
Total from investment operations	$0.76	$0.52	$(0.03)	$0.16	$0.18

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.25)	$(0.28)	$(0.30)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.30)	$(0.29)	$(0.25)	$(0.28)	$(0.34)
Net asset value, end of period (x)	$11.08	$10.62	$10.39	$10.67	$10.79
Total return (%) (r)(s)(t)(x)	7.20	5.11	(0.32)	1.52	1.76

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.83	0.88	0.90	0.89
Expenses after expense reductions (f)	0.77	0.79	0.84	0.84	0.84
Net investment income (loss)	2.60	2.78	2.25	2.40	2.53
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$54,433	$49,418	$75,764	$90,449	$88,496

See Notes to Financial Statements

41

Financial Highlights – continued

Class R4	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.63	$10.40	$10.67	$10.79	$10.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	$0.27	$0.28	$0.30
Net realized and unrealized gain (loss)	0.48	0.23	(0.26)	(0.09)	(0.10)
Total from investment operations	$0.79	$0.55	$0.01	$0.19	$0.20

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.28)	$(0.31)	$(0.33)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.33)	$(0.32)	$(0.28)	$(0.31)	$(0.37)
Net asset value, end of period (x)	$11.09	$10.63	$10.40	$10.67	$10.79
Total return (%) (r)(s)(t)(x)	7.46	5.37	0.03	1.78	1.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.57	0.63	0.65	0.64
Expenses after expense reductions (f)	0.52	0.54	0.59	0.59	0.59
Net investment income (loss)	2.85	3.04	2.50	2.64	2.79
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$131,629	$116,533	$103,144	$118,494	$116,248

Class R6	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.62	$10.39	$10.67	$10.79	$10.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.33	$0.28	$0.30	$0.31
Net realized and unrealized gain (loss)	0.49	0.23	(0.27)	(0.10)	(0.10)
Total from investment operations	$0.81	$0.56	$0.01	$0.20	$0.21

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.29)	$(0.32)	$(0.34)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.34)	$(0.33)	$(0.29)	$(0.32)	$(0.38)
Net asset value, end of period (x)	$11.09	$10.62	$10.39	$10.67	$10.79
Total return (%) (r)(s)(t)(x)	7.67	5.49	0.04	1.89	2.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.47	0.52	0.53	0.53
Expenses after expense reductions (f)	0.42	0.44	0.48	0.48	0.48
Net investment income (loss)	2.95	3.14	2.61	2.76	2.90
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$2,535,200	$2,232,386	$2,087,409	$1,422,342	$1,423,635

See Notes to Financial Statements

42

Financial Highlights – continued

Class 529A	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.61	$10.38	$10.65	$10.77	$10.94

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	$0.25	$0.27	$0.28
Net realized and unrealized gain (loss)	0.48	0.23	(0.26)	(0.10)	(0.10)
Total from investment operations	$0.77	$0.53	$(0.01)	$0.17	$0.18

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.29)	$(0.31)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.31)	$(0.30)	$(0.26)	$(0.29)	$(0.35)
Net asset value, end of period (x)	$11.07	$10.61	$10.38	$10.65	$10.77
Total return (%) (r)(s)(t)(x)	7.28	5.20	(0.15)	1.60	1.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.87	0.96	1.00	0.99
Expenses after expense reductions (f)	0.70	0.71	0.76	0.76	0.78
Net investment income (loss)	2.67	2.87	2.34	2.47	2.60
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$13,259	$9,657	$8,816	$7,879	$6,132

Class 529B	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.64	$10.41	$10.68	$10.81	$10.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.21	$0.15	$0.17	$0.19
Net realized and unrealized gain (loss)	0.48	0.23	(0.26)	(0.10)	(0.09)
Total from investment operations	$0.70	$0.44	$(0.11)	$0.07	$0.10

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.16)	$(0.20)	$(0.22)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.16)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$11.13	$10.64	$10.41	$10.68	$10.81
Total return (%) (r)(s)(t)(x)	6.63	4.28	(1.02)	0.62	0.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.62	1.71	1.74	1.74
Expenses after expense reductions (f)	1.34	1.59	1.64	1.64	1.64
Net investment income (loss)	2.04	1.98	1.45	1.60	1.74
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$202	$243	$304	$297	$339

See Notes to Financial Statements

43

Financial Highlights – continued

Class 529C	Year ended

	4/30/20	4/30/19	4/30/18	4/30/17	4/30/16
Net asset value, beginning of period	$10.64	$10.41	$10.68	$10.80	$10.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.16	$0.17	$0.19
Net realized and unrealized gain (loss)	0.47	0.23	(0.27)	(0.09)	(0.10)
Total from investment operations	$0.67	$0.44	$(0.11)	$0.08	$0.09

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.16)	$(0.20)	$(0.22)
From net realized gain	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.16)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$11.10	$10.64	$10.41	$10.68	$10.80
Total return (%) (r)(s)(t)(x)	6.34	4.28	(1.02)	0.72	0.86

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.71	1.75	1.74
Expenses after expense reductions (f)	1.56	1.59	1.64	1.64	1.64
Net investment income (loss)	1.81	1.99	1.45	1.59	1.73
Portfolio turnover	144	60	27	40	53
Net assets at end of period (000 omitted)	$3,837	$3,298	$3,210	$3,843	$3,283

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

44

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $2,986,877. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations,

45

Notes to Financial Statements – continued

amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

46

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

47

Notes to Financial Statements – continued

such as futures contracts and swap agreements. The following is a summary of the levels used as of April 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$701,913,547	$—	$701,913,547
Non - U.S. Sovereign Debt	—	38,711,776	—	38,711,776
Municipal Bonds	—	162,977,192	—	162,977,192
U.S. Corporate Bonds	—	2,708,589,535	—	2,708,589,535
Residential Mortgage-Backed Securities	—	1,514,649,346	—	1,514,649,346
Commercial Mortgage-Backed Securities	—	768,506,150	—	768,506,150
Asset-Backed Securities (including CDOs)	—	609,249,513	—	609,249,513
Foreign Bonds	—	502,366,491	—	502,366,491
Mutual Funds	95,537,022	—	—	95,537,022
Total	$95,537,022	$7,006,963,550	$—	$7,102,500,572

Other Financial Instruments
Futures Contracts – Assets	$14,600,829	$—	$—	$14,600,829
Futures Contracts – Liabilities	(26,512,952)	—	—	(26,512,952)
Swap Agreements – Liabilities	—	(24,321,864)	—	(24,321,864)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the

48

Notes to Financial Statements – continued

daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$14,600,829	$(26,512,952)
Credit	Credit Default Swaps	—	(24,321,864)
Total		$14,600,829	$(50,834,816)

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$12,496,848	$—	$—	$(972,720)
Foreign Exchange	—	—	2,098,750	—
Credit	—	(20,634,018)	—	3,708,585
Total	$12,496,848	$(20,634,018)	$2,098,750	$2,735,865

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(10,505,077)	$—
Credit	—	(13,949,151)
Total	$(10,505,077)	$(13,949,151)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions

49

Notes to Financial Statements – continued

traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement

50

Notes to Financial Statements – continued

between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described

51

Notes to Financial Statements – continued

above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

52

Notes to Financial Statements – continued

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of April 30, 2020 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of April 30, 2020, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $301,100,000 less the value of the agreements’ related deliverable obligations as decided through an auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales

53

Notes to Financial Statements – continued

and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased or sold on an extended settlement basis which includes “when-issued”, “delayed delivery” or “To Be Announced” (TBA) securities. For extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, TBA, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.

54

Notes to Financial Statements – continued

TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

55

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/20	Year ended 4/30/19
Ordinary income (including any short-term capital gains)	$191,936,656	$163,952,098

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/20

Cost of investments	$6,807,951,960
Gross appreciation	368,721,139

Gross depreciation	(110,406,514)
Net unrealized appreciation (depreciation)	$258,314,625

Undistributed ordinary income	9,990,741
Capital loss carryforwards	(52,429,186)
Other temporary differences	(15,519,879)

As of April 30, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(8,196,763)
Long-Term	(44,232,423)
Total	$(52,429,186)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B

56

Notes to Financial Statements – continued

shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/20	Year ended 4/30/19
Class A	$63,362,687	$52,631,458
Class B	260,366	334,230
Class C	1,874,543	1,899,977
Class I	44,942,223	35,254,797
Class R1	39,322	32,894
Class R2	793,742	1,001,120
Class R3	1,443,872	1,773,830
Class R4	3,830,364	3,253,984
Class R6	75,000,583	67,445,830
Class 529A	313,476	257,546
Class 529B	4,392	5,004
Class 529C	71,086	61,428
Total	$191,936,656	$163,952,098

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2020, this management fee reduction amounted to $659,100, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.68%	1.43%	1.53%	0.53%	1.53%	1.03%	0.78%	0.53%	0.42%	0.73%	1.58%	1.58%

57

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2020. For the year ended April 30, 2020, this reduction amounted to $946,530, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $245,522 and $1,893 for the year ended April 30, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$5,647,318
Class B	0.75%	0.25%	1.00%	0.90%	124,484
Class C	0.75%	0.25%	1.00%	1.00%	951,902
Class R1	0.75%	0.25%	1.00%	1.00%	19,796
Class R2	0.25%	0.25%	0.50%	0.50%	160,007
Class R3	—	0.25%	0.25%	0.25%	132,938
Class 529A	—	0.25%	0.25%	0.13%	28,201
Class 529B	0.75%	0.25%	1.00%	0.77%	1,748
Class 529C	0.75%	0.25%	1.00%	0.99%	36,980
Total Distribution and Service Fees					$7,103,374

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2020 based on each class’s average daily net assets. 0.10% of the Class A, Class B, and Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2020, this waiver amounted to $2,258,905, $12,461, and $11,280 for Class A, Class B, and Class 529A, respectively, and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2020. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2020, this rebate amounted to $73, $112, $2,705, $4, and $340 for Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from January 1, 2020 through April 30, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

58

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2020, were as follows:

Amount
Class A	$95,268
Class B	8,110
Class C	15,685
Class 529B	468
Class 529C	112

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2020, were as follows:

Fee
Class 529A	$5,640
Class 529B	114
Class 529C	1,851
Total Program Manager Fees	$7,605

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2020, the fee was $147,780, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,095,590.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2020 was equivalent to an annual effective rate of 0.0087% of the fund’s average daily net assets.

59

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended April 30, 2020, the fee paid by the fund under this agreement was $3,535 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On August 16, 2018, MFS redeemed 51 shares each of Class I for an aggregate amount of $534.

(4) Portfolio Securities

For the year ended April 30, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$8,416,948,251	$8,408,651,890
Non-U.S. Government securities	2,000,250,175	1,031,191,180

60

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	88,898,349	$976,453,472	62,547,476	$649,700,434
Class B	169,124	1,855,786	142,193	1,473,742
Class C	3,105,889	34,157,049	1,765,617	18,342,493
Class I	79,471,285	872,510,827	57,638,108	599,453,720
Class R1	61,318	669,976	96,274	992,625
Class R2	571,423	6,237,624	595,564	6,178,876
Class R3	1,946,555	21,389,074	1,284,443	13,371,184
Class R4	3,845,711	42,213,343	3,946,020	40,890,242
Class R6	57,729,552	631,122,107	37,737,307	392,609,825
Class 529A	459,789	5,053,881	202,732	2,100,566
Class 529B	2,155	23,493	5,447	56,758
Class 529C	113,923	1,246,301	104,843	1,093,617
	236,375,073	$2,592,932,933	166,066,024	$1,726,264,082

Shares issued to shareholders in reinvestment of distributions
Class A	5,031,828	$55,412,685	4,386,869	$45,603,032
Class B	20,963	230,872	28,294	294,535
Class C	146,008	1,608,992	154,028	1,603,622
Class I	2,776,598	30,604,133	1,956,957	20,353,538
Class R1	3,562	39,238	3,147	32,822
Class R2	70,377	774,077	92,520	960,951
Class R3	131,123	1,443,435	170,187	1,767,577
Class R4	306,086	3,371,104	271,196	2,822,246
Class R6	6,733,690	74,162,357	6,440,122	66,960,022
Class 529A	28,468	313,105	24,700	256,506
Class 529B	394	4,343	473	4,924
Class 529C	6,423	70,803	5,858	61,004
	15,255,520	$168,035,144	13,534,351	$140,720,779

61

Notes to Financial Statements – continued

	Year ended 4/30/20		Year ended 4/30/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(57,389,604)	$(627,129,795)	(51,174,231)	$(530,432,009)
Class B	(583,113)	(6,368,070)	(629,557)	(6,534,288)
Class C	(2,729,543)	(29,815,117)	(3,166,606)	(32,846,585)
Class I	(62,706,252)	(685,799,131)	(56,205,246)	(581,469,305)
Class R1	(104,214)	(1,144,131)	(35,151)	(365,569)
Class R2	(1,408,350)	(15,388,450)	(1,745,622)	(18,050,212)
Class R3	(1,819,437)	(19,952,657)	(4,092,992)	(42,636,493)
Class R4	(3,248,573)	(35,118,243)	(3,171,712)	(32,869,528)
Class R6	(45,919,677)	(500,957,636)	(34,878,899)	(360,589,019)
Class 529A	(200,903)	(2,206,945)	(166,550)	(1,721,625)
Class 529B	(7,250)	(79,192)	(12,291)	(127,734)
Class 529C	(84,780)	(924,416)	(109,170)	(1,131,918)
	(176,201,696)	$(1,924,883,783)	(155,388,027)	$(1,608,774,285)

Net change
Class A	36,540,573	$404,736,362	15,760,114	$164,871,457
Class B	(393,026)	(4,281,412)	(459,070)	(4,766,011)
Class C	522,354	5,950,924	(1,246,961)	(12,900,470)
Class I	19,541,631	217,315,829	3,389,819	38,337,953
Class R1	(39,334)	(434,917)	64,270	659,878
Class R2	(766,550)	(8,376,749)	(1,057,538)	(10,910,385)
Class R3	258,241	2,879,852	(2,638,362)	(27,497,732)
Class R4	903,224	10,466,204	1,045,504	10,842,960
Class R6	18,543,565	204,326,828	9,298,530	98,980,828
Class 529A	287,354	3,160,041	60,882	635,447
Class 529B	(4,701)	(51,356)	(6,371)	(66,052)
Class 529C	35,566	392,688	1,531	22,703
	75,428,897	$836,084,294	24,212,348	$258,210,576

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2030 Fund were the owners of record of approximately 6%, 6%, 2%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the

62

Notes to Financial Statements – continued

MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2020, the fund’s commitment fee and interest expense were $33,651 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$188,958,313	$2,622,198,758	$2,715,803,825	$200,616	$(16,840)	$95,537,022

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$6,444,597	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Total Return Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and

64

Report of Independent Registered Public Accounting Firm – continued

brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

65

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

66

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

67

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

68

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

69

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Joshua Marston Robert Persons

70

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

71

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.

72

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

73

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

74

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2020 and 2019, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Corporate Bond Fund	67,154	66,045
MFS Limited Maturity Fund	58,281	57,320
MFS Municipal Limited Maturity Fund	48,639	47,839
MFS Total Return Bond Fund	70,623	69,456

Total	244,697	240,660

For the fiscal years ended April 30, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	7,430	7,306	0	0
To MFS Limited Maturity Fund	0	0	7,327	7,205	0	0
To MFS Municipal Limited Maturity Fund	0	0	6,713	6,601	0	0
To MFS Total Return Bond Fund	0	0	7,327	7,205	0	0
Total fees billed by Deloitte To above Funds:	0	0	28,797	28,317	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	361,220	12,696
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	361,117	12,595
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	360,503	11,991
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	361,117	12,595

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: June 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: June 16, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 16, 2020

*	Print name and title of each signing officer under his or her signature.